                                          ANNUAL REPORT  |  October 31, 2001


                                                                  The Strong


                                                            Municipal Income
--------------------------------------------------------------------------------


                                                                       Funds



                                                  [PHOTO HERE]




    Strong Intermediate Municipal Bond Fund

             Strong Wisconsin Tax-Free Fund

      Strong High-Yield Municipal Bond Fund

Strong Short-Term High Yield Municipal Fund

                 Strong Municipal Bond Fund

      Strong Short-Term Municipal Bond Fund


                                                [STRONG LOGO HERE]

                                          ANNUAL REPORT  |  October 31, 2001


                                                                  The Strong

                                                            Municipal Income
--------------------------------------------------------------------------------

                                                                       Funds



Table of Contents

Investment Reviews

    Strong Intermediate Municipal Bond Fund ....................  2

    Strong Wisconsin Tax-Free Fund .............................  4

    Strong High-Yield Municipal Bond Fund ......................  6

    Strong Short-Term High Yield Municipal Fund ................  8

    Strong Municipal Bond Fund ................................. 10

    Strong Short-Term Municipal Bond Fund ...................... 12

Shareholder Meeting Results .................................... 14

Bond Glossary .................................................. 15

Financial Information

    Schedules of Investments in Securities

        Strong Intermediate Municipal Bond Fund ................ 16

        Strong Wisconsin Tax-Free Fund ......................... 17

        Strong High-Yield Municipal Bond Fund .................. 19

        Strong Short-Term High Yield Municipal Fund ............ 22

        Strong Municipal Bond Fund ............................. 27

        Strong Short-Term Municipal Bond Fund .................. 30

    Statements of Assets and Liabilities ....................... 38

    Statements of Operations ................................... 41

    Statements of Changes in Net Assets ........................ 44

    Notes to Financial Statements .............................. 46

Financial Highlights ........................................... 55

Report of Independent Accountants .............................. 58

A Few Words From Brad Tank, Director of Fixed Income Investing
--------------------------------------------------------------------------------

[PHOTO APPEARS HERE]

Fixed Income Market Overview from
November 1, 2000 to October 31, 2001

It's all but impossible to separate economic behavior from the political and social events that help to shape such behavior. And because the tragic events of September 11 are without precedent in the United States, it's similarly difficult to predict their full, ultimate impact on our economy and our society.

The most immediate economic impact of the attacks has been to move the economy further toward recession. In this respect, the events of September 11 begin to lose some of their uniqueness; they are one among many factors combining to produce a contraction in the economy. And while no two recessions are identical, they do feature similar characteristics, and the path to recovery is well-established.

It's encouraging that many of the factors necessary for economic improvement are already in place. Over the course of the year, the Federal Reserve has cut the Federal Funds target rate by 4.50%, bringing short-term interest rates to their lowest level since the early 1960s. Intermediate- and long-term interest rates have also fallen substantially, though not to as great a degree. As a result, the yield curve--the line on a graph that depicts interest rates across the broad spectrum of bond maturities, from short- to long-term--has become quite steep, with rates for short maturities being much lower than those for longer bonds.

Signs of recovery loom

This steep yield-curve is typical for this stage of the economic cycle, and indicates that the market is beginning to anticipate a recovery. There are other signs pointing toward recovery as well, including energy prices that have dropped substantially, price inflation that is trending lower, and continued growth in real, personal income. In addition, the President and Congress have provided fiscal stimulus for the economy in the form of tax cuts. While corporate profitability has not yet shown much sign of improvement, the stock market's positive performance toward the end of the period suggested that an upturn may be around the corner.

Over the past year, bond prices generally rose, with the highest-quality, longest-term bonds performing the best. In contrast, however, some low-quality, high-yield bonds actually saw their prices fall. In our bond portfolios, we generally kept our duration longer than our benchmark levels, which made the funds more sensitive to changes in interest rates--specifically, it positioned the funds to benefit from declining interest rates. This stance did in fact contribute positively to the funds' performance as rates fell, but our sense now is that most of the interest-rate declines are behind us. We are therefore shortening the funds' interest-rate exposures, bringing them closer to a neutral stance--a positioning for an environment in which rates do not move significantly up or down. We believe the economy, while poised for recovery, will remain at a subdued level for some time, serving to keep inflation in check.

Challenges for corporate bonds

Investment-grade corporate bonds presented a very mixed picture throughout 2001. The calendar year began with a robust rally in corporate bonds, which faded around mid-year as economic news grew gloomier. This downturn culminated with a sharp sell off among corporate credits in September, though they subsequently made somewhat of a rebound. Our strategy has been to focus our research efforts on bonds from larger corporate issuers. Such bonds offered better liquidity--that is, they were easier to buy and sell in the marketplace. Corporate bonds of all types offered

                                                          Continued on next page
significant yield advantages over U.S. Treasuries and agency-backed bonds to compensate for corporates' additional risk in a time of economic uncertainty.

There was no shortage of challenges confronting many corporate bond sectors, including cyclical industrials, airlines, hotels, and telecommunications. Our enthusiasm for these industries generally remained restrained throughout the year, but we were not able to avoid all of the rough spots. In those portfolios in which we underperformed relative to our benchmarks, generally this was because of weaknesses among some of the specific bonds in the portfolios. In most cases, we would anticipate better performance from these bonds in an improved economic environment.

At this stage of the business cycle, and with yields on money-market securities and short-term, high-quality bonds at very low levels, we would expect bond investors to start to move toward longer-maturity and lower-quality bonds in search of higher yields. As a result, we would expect the difference in yields between short- and long-term securities to narrow somewhat, producing a flatter yield curve. We would also anticipate that the spread between the yields of high- and lower-quality bonds would begin to tighten. We have begun to position the portfolios for these shifts that we foresee taking place in the coming year. Among the sectors where we have found attractive investment-grade corporate bonds are autos and selected high-quality telecommunications firms.

High-yield bonds underperform

From the middle of 2000 through the end of 2001's third quarter, high-yield bonds underperformed higher-quality bonds by 20% of total return. Such a performance gap is without historical precedent. The rapid deceleration in economic activity, rising corporate default rates, and a hangover from the late '90s telecommunications financing boom all conspired to depress the prices of most high-yield bonds, some dramatically so.

In September 2001 high-yield bonds registered their worst single monthly returns ever. Since then, high-yield securities have, in fact, outperformed high-grade bonds--and we believe they will continue to do so. The U.S. high-yield bond market, on average, currently offers approximately three times the income level available from U.S. Treasury securities. It may seem remarkable, but this ratio was approximately two times greater during the previous recession (1990-91), a period marked by a bona fide credit crunch complete with widespread bank and thrift failures. The financial system is on a solid footing today, which is a major factor underlying our optimism regarding the prospects for high-yield bonds going forward.

An overview of other bond sectors

The performance of tax-exempt (municipal) bonds over the past year parallels the return patterns seen elsewhere in the bond market, with the highest-quality, longest-duration municipal bonds producing the best returns. One difference is that all tax-exempt issues are currently at very low valuations relative to taxable bonds. As a result, long-term AAA-rated municipals offer yields that are equal to or greater than the taxable yields available in the Treasury market. Municipal bonds, therefore, currently present a significant opportunity versus their non-tax-exempt counterparts.

Mortgage rates have remained in the news much of the past year, as homebuyers and existing homeowners have scrambled to take advantage of attractive financing rates. Most new mortgage loans are bundled together to form securities that are sold into the market in the form of FHLMC (Freddie Mac), FNMA (Fannie Mae), and GNMA (Ginnie Mae) pass-through certificates, also known as mortgage-backed bonds. These bonds have underperformed conventional bonds over the past year, and at times during the recent period, we have underweighted this sector. We are now overweighting mortgage-backed bonds, however, as we see opportunity in the sector going forward.

It should be clear that we remain optimistic about the prospects for bonds in the year ahead. The key ingredient for solid performance among fixed-income securities remains low price inflation--and on that front, we could not be more positive. We have just completed a business cycle that witnessed the lowest average Consumer Price Index that we have seen in any business cycle since the 1950s. The combination of effective monetary policy (embodied in the Federal Reserve's actions) along with a dynamic economy that has produced terrific gains in productivity has yielded great stability among prices. Recent flare-ups in portions of the economy, such as healthcare and housing, have subsided, and slow growth around the world points to continued moderation in prices for oil and other commodities.

We expect that in the next year, the bond markets should lack some of the drama and volatility that has characterized the recent period. We look forward to the future challenges and opportunities. On behalf of the entire fixed-income team at Strong, I would like to thank you for your continued confidence in our efforts.

Sincerely,

/s/ Bradley C. Tank

Bradley C. Tank

Strong Intermediate Municipal Bond Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
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Your Fund's Approach

The Strong Intermediate Municipal Bond Fund seeks total return by investing for a high level of federally tax-exempt current income. The Fund invests, under normal conditions, primarily in intermediate-term, higher- and medium-quality municipal bonds. To enhance its return potential, the Fund may invest a limited portion of its net assets in bonds that are of lower-quality (high-yield or junk bonds). The Fund may also invest up to 20% of its assets in taxable securities of comparable quality to its investments in municipal obligations, including U.S. government securities, bank and corporate obligations, and short-term fixed-income securities. The Fund's manager conducts intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving (based on improving financial trends, positive industry/sector dynamics, improving economic conditions, or specific demographic trends). The Fund typically maintains an average maturity between 3 and 10 years.



Top Five Holdings   As of 10-31-01
--------------------------------------------------------------------------------

Holding                                                        % of Net Assets

Tacoma, Washington Solid Waste Utility Revenue Refunding                  5.6%

Harlandale, Texas Independent School District                             5.3%
Capital Appreciation General Obligation

Blackrock Insured Municipal 2008 Term Trust                               5.2%

Matagorda County, Texas Navigational District Number 1                    4.7%
Pollution Control Revenue Refunding

Indiana Development Finance Authority
Pollution Control Revenue Refunding                                       4.6%



Top Five Industries   As of 10-31-01
--------------------------------------------------------------------------------

Industry                                                       % of Net Assets

Industrial Development Revenue/Pollution Control Revenue                 20.4%

Utility Revenue                                                          19.2%

Hospital Revenue                                                         19.0%

Multi-Family Mortgage Revenue                                             6.6%

Education Revenue                                                         5.1%


Q:   How did the Fund perform?

A: The Strong Intermediate Municipal Bond Fund opened to investors on July 31, 2001. In the short time since the Fund's inception, it has performed very well. The Fund's higher credit-quality focus (non-investment grade securities were not represented in the Fund's assets for the 3-month period ending October 31, 2001) and some opportunistic purchases were the primary drivers of our outperformance.

     The Fund focuses primarily on higher-quality municipal bonds, and targets its duration (a measure of the portfolio's sensitivity to changes in interest rates) in the intermediate range of approximately four to five years. This Fund is designed for investors who have a three- to seven-year time horizon for their investment, and who want to invest in a higher-credit quality Fund. If you look at the composition of the Fund's assets, you will notice the Fund owns many of the same securities that are held in either the Strong Short-Term Municipal Bond Fund or the Strong Municipal Bond Fund. This shows how we are able to capitalize on the existing strengths we have built in our municipal bond team, while offering a slightly different product to meet our investors' individual needs.

Q: What market conditions, market events, and other factors affected the Fund's performance?

A: During the period from the Fund's inception through October 2001, the Federal Reserve lowered the Fed Funds target rate by 1.0%. This caused the yield curve to steepen, with short-term interest rates falling to a greater degree than longer-term rates. A flight to quality after the terrorist attacks of

     September 11 caused almost all sectors of the fixed-income markets to underperform against U.S. Treasuries. Further, lower-quality bonds underperformed higher-quality securities. Finally, a surprise announcement on October 30 by the U.S. Treasury that it was eliminating future auctions of 30-year bonds caused long-term U.S. Treasuries to substantially outperform all other long-term fixed-income sectors.

     The yields on municipal bonds, relative to U.S. Treasury bonds, are at historically high levels. Normally, yields on two- to five-year AAA rated municipal securities are roughly 65% to 70% of comparable-maturity Treasury yields. At the end of September, however, they stood at approximately 85% to 90% of Treasury yields. Also, 30-year AAA rated municipals were actually trading at more than 100% of the yield on 30-year U.S. Treasury bonds. In other words, it was possible to buy AAA rated tax-exempt bonds with higher yields than taxable U.S. Treasuries. This is a rare event, and tends to reverse very quickly.

     Two of the worst-performing bond sectors in the aftermath of the events of September 11 were transportation and New York bonds. Fortunately, the Fund had only a small amount of exposure to the transportation sector and no exposure to New York bonds.

Q:   What investment strategies and techniques affected the Fund's performance?

A: Avoiding poorly performing areas (such as transportation and New York issues) of the marketplace played a significant role in the Fund's performance. Also, our higher credit-quality profile boosted performance, as did some strong individual municipal security selections.

Q:   What is your outlook regarding the future of the markets?

A: It appears likely that the Federal Reserve will need to continue to lower short-term rates in order to bring about an economic recovery. We therefore plan to keep the Fund's duration in a neutral to slightly long posture. Generally, as an economic recovery starts to take place, the difference in yields between short- and long-maturity issues tends to shrink. With this in mind, we plan to slowly reposition the portfolio by selling one- to three-year bonds and buying money market and intermediate- to longer-term bonds.

     While high-yield bonds look somewhat attractive versus high-quality bonds in the municipal markets, we see signs that warrant continued caution. Going forward, we may selectively add exposure to New York bonds. Also, we have started to invest in a relatively new sector--charter schools. We believe issuance in this sector (which involves public schools operated by private entities) will increase over time, and that by doing our homework early we can be rewarded.

     We appreciate your investment in the Strong Intermediate Municipal Bond Fund, and thank you for placing your confidence in us.

     Lyle J. Fitterer
     Portfolio Manager





         Total Returns/1/

         As of 10-31-01

         Investor Class
         ---------------------------------------------

         Since Inception                         3.60%
         (7-31-01)


         Portfolio Statistics

         As of 10-31-01

         Investor Class
         ---------------------------------------------

         30-day
         annualized yield/2/                     4.11%

         Average
         effective maturity                  5.7 years

         Average quality rating/3/                  AA

The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the fund are generally valued at fair value through valuations obtained by a commercial pricing service. Please consider this before investing.


Since inception, the Fund's advisor has waived its management fee and/or absorbed fund expenses, which has resulted in higher returns.

Under certain circumstances, (e.g. the Fund holds taxable securities and your tax status subjects you to the alternative minimum tax) some income the Fund pays you may be subject to federal income tax. In addition, income from the Fund may be subject to state and local taxes.

Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

/1/ Total return is not annualized and measures aggregate change in the value of an investment in the Fund, assuming reinvestment of dividends and capital gains. The Fund's performance, especially for very short time periods, should not be the sole factor in making your investment decision.

/2/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 10-31-01. The Advisor has temporarily absorbed expenses of 1.71%. Otherwise, the current yield would have been 2.40%, and returns would have been lower.

/3/ For the purposes of this average rating, the Fund's short-term debt obligations have been assigned long-term ratings by the Advisor.

Strong Wisconsin Tax-Free Fund
--------------------------------------------------------------------------------
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A meeting of shareholders for the Strong Wisconsin Tax-Free Fund was held on
July 20, 2001. See page 14 for information about the results of the meeting.

Your Fund's Approach

The Strong Wisconsin Tax-Free Fund seeks total return by investing for a high level of current income that is exempt from federal and Wisconsin personal income taxes. The Fund invests, under normal conditions, at least 80% of its net assets in municipal obligations whose interest is exempt from Wisconsin and federal personal income taxes, including the federal alternative minimum tax
(AMT). It invests primarily in higher- and medium-quality municipal obligations. To enhance its return potential, the Fund also invests a limited portion of its net assets in bonds that are of lower-quality (high-yield or junk bonds). The Fund may also invest up to 20% of its assets in taxable securities of comparable quality to its investments in municipal obligations, including U.S. government securities, bank and corporate obligations, and short-term fixed-income securities. The Fund typically maintains an average maturity between 5 and 20 years. To the extent that the Fund holds taxable securities subject to the AMT, some income the Fund pays may be taxable. In addition, income from the Fund may be subject to local taxes.



                    Growth of an Assumed $10,000 Investment*
                            From 4-06-01 to 10-31-01


                              [GRAPH APPEARS HERE]



                             The Strong Wisconsin         Lehman Brothers
                                Tax-Free Fund           Municipal Bond Index
                             --------------------       --------------------

          Mar 01                    $10,000                    $10,000

          Apr 01                      9,975                      9,902

          May 01                     10,127                     10,009

          Jun 01                     10,219                     10,076

          Jul 01                     10,359                     10,225

          Aug 01                     10,515                     10,394

          Sep 01                     10,500                     10,359

          Oct 01                     10,636                     10,482




* This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Lehman Brothers Municipal Bond Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

Q:   How did your Fund perform?

A: The Fund opened to investors on April 9, 2001. Initially, tax-exempt interest rates rose slightly, depressing bond prices and providing a negative total return for the month of April for the benchmark indexes as well as the Fund. However, this slight price decline was quickly reversed, and the Fund enjoyed steady price appreciation throughout the summer months. This performance is largely attributable to the fact that we manage the Fund with an emphasis on longer-maturity securities, with a benchmark duration of approximately six years. The Fund is designed to enjoy the higher yields typically available on longer-term securities, but also is subject to more price volatility than shorter-term funds as the general level of interest rates changes. Consequently, the strong price appreciation the Fund experienced was largely due to declining interest rates in most classes of municipal securities.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: The Fund began operations during a period of aggressive easing by the Federal Reserve Board. As expected, the Fed heavily influenced the fixed-income markets during 2001, reducing the Federal Funds rate by 2.5% from the Fund's inception and bringing total easing for the year through October to 4%. This easing helped short-term tax-exempt securities to rally significantly.

     Although economic activity has been relatively weak throughout the year, long-term rates have not experienced the substantial movements seen at the shorter end of the market. Among the reasons for the lack of a strong rally in long-term rates are massive Fed easing, the fiscal stimulus created by President Bush's tax-cut measures, and the prospects of rebounding corporate profits. The inflationary pressures that often accompany such events tend to support higher long-term rates.

     As a result, yields on long-term, AAA-rated municipal securities fell by less than 20 basis points since the Fund's inception, while AAA-rated short-term securities' yields declined by 104 basis points. This created an environment in which the difference in yields of 2-year and 30-year AAA municipals expanded to historically wide levels. This environment was generally beneficial for the Fund, as its longer-duration focus allowed it to enjoy the high yields of longer-term securities, while experiencing price appreciation as general market yields declined.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: We spent most of the year building a portfolio of federal and Wisconsin tax-exempt securities as assets steadily grew to slightly more than $27 million. Fortunately, the supply of both primary- and secondary-market securities was plentiful. The Fund's launch was rather timely, as other individual and institutional investors sought to reposition their portfolios at the same time the Fund was seeking to deploy new cash inflows. The Fund also took positions in bonds offered by various U.S. territories, such as Puerto Rico, Guam, and the Virgin Islands. These securities, currently representing approximately 25% of our portfolio, are also double-exempt for Wisconsin residents and provide an added element of diversity.

     Our sector and industry weightings varied considerably as the portfolio took shape. However, the Fund was able to gradually achieve a balanced exposure to bonds secured by a number of repayment sources, including healthcare, housing, municipal leases, and sales taxes.

Q:   What is your future outlook?

A: We expect economic growth and inflationary pressures to be relatively weak well into 2002. Consequently, we expect long-term rates to remain steady to slightly lower. Given this scenario, we are likely to reverse the "barbell" approach that positioned us to take advantage of the strong rally in shorter-term securities throughout the year. This will involve reducing the Fund's exposure to shorter-term securities and purchasing highly-rated securities at the longer end of the yield curve.

     Thank you for your investment in the Strong Wisconsin Tax-Free Fund. We appreciate the confidence you've placed in us.

     Lyle J. Fitterer
     Portfolio Co-Manager

     Chad M. Rach
     Portfolio Co-Manager



         Total Returns/1/

         As of 10-31-01

         Investor Class
         ---------------------------------------------

         Since Inception                         6.36%
         (4-6-01)


         Portfolio Statistics

         As of 10-31-01

         Investor Class
         ---------------------------------------------

         30-day
         annualized yield/2/                     4.76%

         Average
         effective maturity                  5.6 years

         Average quality rating/3/                   A


The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the fund are generally valued at fair value through valuations obtained by a commercial pricing service. Please consider this before investing.


Because the Fund invests primarily in municipal obligations whose interest is exempt from Wisconsin and federal personal income taxes, and that are commonly active in similar industries, the Fund's share price and performance may be more volatile than a fund that has a larger selection of issuers.

Under certain circumstances, (e.g. the Fund holds taxable securities and your tax status subjects you to the alternative minimum tax) some income the Fund pays you may be subject to federal income tax. In addition, income from the Fund may be subject to state and local taxes.

/1/ Total return is not annualized and measures aggregate change in the value of an investment in the Fund, assuming reinvestment of dividends and capital gains. The Fund's performance, especially for very short time periods, should not be the sole factor in making your investment decision.

/2/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 10-31-01. The Advisor has temporarily waived expenses of 0.37% and absorbed expenses of 1.42%. Otherwise, the current yield would have been 2.97%, and returns would have been lower.

/3/ For the purposes of this average rating, the Fund's short-term debt obligations have been assigned long-term ratings by the Advisor.

* The Lehman Brothers Municipal Bond Index is an unmanaged index generally representative of investment-grade, tax-exempt bonds. Source: Standard & Poor's Micropal.

Strong High-Yield Municipal Bond Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Strong High-Yield Municipal Bond Fund Advisor Class shares were redesignated and converted to Investor Class shares as of October 17, 2001. In addition, a meeting of shareholders was held on July 20, 2001. See page 14 for information about the results of this meeting.

Your Fund's Approach

The Strong High-Yield Municipal Bond Fund seeks total return by investing for a high level of federal tax-exempt current income. The Fund invests, under normal conditions, primarily in long-term, medium- and lower-quality municipal bonds. The Fund's manager emphasizes bonds whose credit quality may be improving and issuers that complement current investment themes, such as the "aging of America." The manager also takes the overall interest-rate environment into consideration. The Fund typically maintains an average effective maturity between 10 and 25 years.


                    Growth of an Assumed $10,000 Investment*
                            From 10-1-93 to 10-31-01


                              [GRAPH APPEARS HERE]



                The Strong                                               Lipper High Yield
                High-Yield         Lehman Brothers      High-Yield           Municipal
                Municipal             Municipal          Municipal          Debt Funds
                Bond Fund            Bond Index*        Bond Index*            Index*
                ----------         ---------------      ----------       ------------------

     Sep 93      $10,000               $10,000            $10,000             $10,000

     Mar 94       10,007                 9,584              9,627               9,666

     Sep 94       10,288                 9,756              9,803               9,790

     Mar 95       10,639                10,296             10,232              10,271

     Sep 95       11,239                10,847             10,869              10,767

     Mar 96       11,312                11,159             11,227              11,069

     Sep 96       11,844                11,502             11,522              11,379

     Mar 97       12,368                11,767             11,965              11,693

     Sep 97       13,420                12,539             12,741              12,453

     Mar 98       14,157                13,028             13,449              12,992

     Sep 98       14,626                13,632             13,925              13,498

     Mar 99       14,796                13,835             14,180              13,638

     Sep 99       14,385                13,537             14,108              13,332

     Mar 00       13,839                13,824             13,923              13,198

     Sep 00       14,025                14,373             14,462              13,518

     Mar 01       13,763                15,334             14,998              13,917

     Sep 01       14,003                15,867             15,306              14,383

     Oct 01       13,800                16,056             15,264              14,446




    *This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Lehman Brothers Municipal Bond Index, High-Yield Municipal Bond Index and the Lipper High Yield Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. We are replacing the High-Yield Municipal Bond Index with the Lehman Brothers Municipal Bond Index, as we believe the Lehman Brothers Municipal Bond Index more accurately reflects the Fund's investment program.


Q:   How did your Fund perform?

A: The Federal Reserve cut interest rates by 4% from January through October 2001. Although these cuts have caused long-term investment-grade yields to fall, high-yield levels remained attractive on a relative basis, prompting investors to take another look. Cash flows continued to be positive in the municipal market, aided by a slumping stock market. The general lack of new-issuance among high-yield municipals helped in selling similiar bonds in the secondary market.

     Although the Fund has been successful in selling existing holdings and improving the portfolio's liquidity, the Fund's biggest challenge continues to be the workout of several deteriorating credits. Although we have been aggressively working toward resolution with respect to these credits, several of them continue to hurt Fund performance. In addition, the events of September 11 have had a negative impact on several of the Fund's holdings.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: We have accomplished several goals during the past six months relating to the Fund's overall composition. We have upgraded the overall credit quality of the portfolio to BB from B. The Fund has also periodically participated in opportunistic trades in generic investment-grade securities in order to improve the Fund's correlation with the general municipal market.

     It appears that the long-running economic growth cycle in the U.S. has finally run its course. The financial markets have anticipated this "writing on the wall" for some time, with equity prices pointing the way. Recently, concerns over economic weakness have caused the spread between the yields of higher-quality and lower-quality bonds to widen once again. The Federal Reserve's aggressive response to the declining economy has yet to mitigate the effects of a contracting economy. At this point, it appears that an uptick in the economy is months to potentially a year-away, with the events of September 11 having served to dampen the economy further.

     The slowing economy will likely affect some states more than others. Although several states (including California and New York) issued large amounts of bonds, it is too early to tell if a long-term trend will develop, and if yields will widen. California's economy has slumped, which may affect the state's bond rating. New York faces enormous costs relating to rebuilding after the terrorist attacks. We believe a risk premium--that is, a higher yield to compensate for higher risk--needs to be attached to bonds from these states, although the general market view has not yet followed suit.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: We have reduced the size of our positions in several nonrated holdings, and have managed to sell these bonds at attractive prices. Market participants have been increasingly willing to consider issues on the secondary market that have shown several years of stabilized operations. By being patient with these sales, we have seen the market come around to our offering levels.

     Although the Fund's duration (sensitivity to interest-rate changes) was longer than its benchmark for most of the year, most of this positioning stemmed from lower-rated bonds in the portfolio, which did not benefit from falling interest rates. Throughout the course of the year, we have added exposure to short- and intermediate-term issues in the airline, hospital, and industrial development revenue sectors. Unfortunately, even though our exposure to the airline sector was short and diversified among multiple domestic carriers, the terrorist attacks dramatically affected the value of these issues. Short-term airline paper decreased in value as much as longer-maturity bonds, reflecting the uncertainty of the sector.

Q:   What is your future outlook?

A: Economic recovery, once predicted for 2001's fourth quarter, now has probably been put off until the second half of 2002. The Federal Reserve will likely need to continue to lower short-term rates in order to bring about an economic recovery. We intend to continue to favor intermediate municipal bonds, as we believe the Fund has sufficient exposure to long bonds.

     We thank you for your continued investment in the Strong High-Yield Municipal Bond Fund.

     Mary-Kay H. Bourbulas
     Portfolio Manager

Average Annual Total Returns

As of 10-31-01

Investor Class
------------------------------------------------------

         1-year                                 -0.90%

         3-year                                 -1.95%

         5-year                                  2.76%

         Since Inception                         4.07%
         (10-1-93)


Portfolio Statistics

As of 10-31-01

Investor Class
------------------------------------------------------

         30-day
         annualized yield/1/                     5.76%

         Average
         effective maturity                 12.5 years

         Average quality rating/2/                  BB

The Fund invests in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at fair value through valuations obtained by a commercial pricing service. Please consider this before investing.

From time to time, the Fund's advisor has waived its management fee and/or absorbed fund expenses, which has resulted in higher yields and returns.

The Fund's income may be subject to state and local taxes and, depending on your tax status, to the Alternative Minimum Tax.

/1/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 10-31-01.

/2/ For purposes of this average rating, the Fund's short-term debt obligations have been assigned long-term ratings by the Advisor.

* The Lehman Brothers Municipal Bond Index is an unmanaged index generally representative of investment-grade, tax-exempt bonds. The High-Yield Municipal Bond Index is comprised of the Lehman Brothers Baa Municipal Bond Index from inception through December 31, 1995, and the Lehman Brothers High-Yield Municipal Bond Index from January 1, 1996, to present. The Lehman Brothers Baa Municipal Bond Index is an unmanaged index generally representative of municipal bonds rated Baa. The Lehman Brothers High-Yield Municipal Bond Index, which was instituted on January 1, 1996, is an unmanaged index generally representative of municipal bonds rated below Baa. The Lipper High Yield Municipal Debt Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman Brothers Index data is Standards & Poor's Micropal. Source of the High-Yield Index data is Lehman Brothers. Source of the Lipper data is Lipper Inc.

Strong Short-Term High Yield Municipal Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Strong Short-Term High Yield Municipal Bond Fund Advisor Class shares were redesignated and converted to Investor Class shares as of October 17, 2001. In addition, a meeting of shareholders was held on July 20, 2001. See page 14 for information about the results of this meeting.


Your Fund's Approach

The Strong Short-Term High Yield Municipal Fund seeks total return by investing for a high level of federal tax-exempt current income with a moderate degree of share-price fluctuation. The Fund invests, under normal conditions, primarily in short- and intermediate-term, medium- and lower-quality municipal bonds. The Fund's manager emphasizes bonds whose credit quality may be improving and issuers that complement current investment themes, such as the "aging of America." The manager also takes the overall interest-rate environment into consideration. The Fund typically maintains an average maturity between one and three years.


                    Growth of an Assumed $10,000 Investment*
                           From 11-30-97 to 10-31-01


                              [GRAPH APPEARS HERE]



                      The Strong          Lehman Brothers                Lehman Brothers
                      Short-Term       1-5 Year Non-Investment        1-3 Year Non-Investment        Lipper High Yield
                      High Yield          Grade Municipal                Grade Municipal              Municipal Debt
                    Municipal Fund          Bond Index*                    Bond Index*                 Funds Index*
                    --------------     -----------------------        -----------------------        -----------------

     Nov 97            $10,000                $10,000                        $10,000                      $10,000

     Feb 98             10,225                 10,188                         10,155                       10,283

     May 98             10,405                 10,298                         10,277                       10,406

     Aug 98             10,548                 10,433                         10,413                       10,611

     Nov 98             10,639                 10,574                         10,547                       10,693

     Feb 99             10,770                 10,721                         10,697                       10,786

     May 99             10,870                 10,814                         10,802                       10,810

     Aug 99             10,884                 10,845                         10,874                       10,588

     Nov 99             10,877                 10,889                         10,969                       10,469

     Feb 00             10,763                 10,941                         11,067                       10,308

     May 00             10,841                 11,098                         11,211                       10,361

     Aug 00             11,020                 11,356                         11,440                       10,743

     Nov 00             11,093                 11,518                         11,595                       10,734

     Feb 01             11,384                 11,787                         11,843                       10,955

     May 01             11,524                 11,964                         12,019                       11,084

     Aug 01             11,684                 12,216                         12,273                       11,485

     Oct 01             11,651                 12,364                         12,453                       11,452

    *This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers 1-5 Year Non-Investment Grade Municipal Bond Index, the Lehman Brothers 1-3 Year Non-Investment Grade Municipal Bond Index, and the Lipper High Yield Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.We are replacing the Lehman Brothers 1-3 Year Non-Investment Grade Municipal Bond Index with the Lehman Brothers 1-5 Year Non-Investment Grade Municipal Bond Index as we believe the Lehman Brothers 1-5 Year Non-Investment Grade Municipal Bond Index more accurately reflects the Fund's investment program.


Q:   How did your Fund perform?

A: The tone of the high-yield municipal market has improved since our previous update six months ago. Although the spread between the yields of non-investment grade securities and those of investment grade securities has actually widened over the past six months, the demand for high-yield municipal bonds has improved.

     Although the Fund has been successful in selling existing holdings and improving portfolio liquidity, we faced two major challenges over the past six months. First, the Fund continues toward a workout of several deteriorating credits. We have been aggressively working toward resolution with respect to these bonds, but they have continued to drag performance down. Second, the troubling events of September 11 have hurt several of the Fund's holdings, both directly (such as those in the airline and utility industries) and indirectly (such as those that have suffered from the tightening of credit in the marketplace).

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: The Fund's average maturity of three years or less presents us with reinvestment opportunities throughout the course of the year. The demand for noninvestment grade securities has improved over the past six months, due in large part to the generous yields offered by non-investment grade securities. Healthcare bonds, which underperformed during 1999 and

     2000, bounced back in 2001 as the sector appeared to have stabilized, and investors aggressively added to their exposure.

     Throughout the year, we increased the Fund's exposure to the domestic airline sector. Our holdings are distributed among most U.S.-based carriers. These securities declined dramatically after the events of September 11. It is too early to tell when this sector will bounce back, and in the meantime the sharp declines have affected the Fund's performance.

     It appears that the long-running economic growth cycle in the U.S. has finally run its course, and the Federal Reserve's aggressive response to the declining economy--by cutting the Fed Funds rate 4.0% in just 10 months--has yet to bring relief to a contracting economy. At this point, it appears an upturn in the economy may be anywhere from months to a year in the future.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: Because the spread between the yields of AAA bonds and BB-rated securities is at a historically wide level, we have continued to favor BBB and BB securities. Lower-quality bonds generally outperform after the Federal Reserve eases interest rates. Unfortunately, this impact has been muted in the aftermath of September 11.

     The Fund's duration, or sensitivity to interest-rate shifts, continues to be long at 2.4 years. We have maintained this positioning in light of the Fed's interest-rate cuts, which should benefit a longer stance.

     Although we had anticipated raising the Fund's overall credit quality, the sustained wide spread between AAA and BB yields has put that idea on hold. We will monitor this situation closely, and plan to reduce our weighting in BB-rated bonds when the yield spread narrows.

     Although the reductions in interest rates should help to stimulate the economy, lenders are playing it close to the vest at this point. The lending climate may improve in time, but the current hesitancy in the marketplace has hurt the value of several of the Fund's defaulted securities.

Q:   What is your future outlook?

A: We anticipate the Fed may need to cut interest rates still further in order to bring about an economic recovery--one that may not come until the second half of 2002.

     Given the above-average yields currently offered on non-investment grade municipals, it appears these securities should perform well over the next six months. Barring any further unforeseen disasters, the prospects for shorter-term high-yield municipals appear attractive, and we believe they should be reflected in future performance.

     Thank you for your continued investment in the Strong Short-Term High-Yield Municipal Bond Fund.

     Mary-Kay H. Bourbulas
     Portfolio Manager



         Average Annual Total Returns

         As of 10-31-01

         Investor Class
         ---------------------------------------------

         1-year                                  5.05%

         3-year                                  3.14%

         Since Inception                         3.98%
         (11-30-97)


         Portfolio Statistics

         As of 10-31-01

         Investor Class
         ---------------------------------------------

         30-day
         annualized yield/1/                     5.00%

         Average
         effective maturity                  2.6 years

         Average quality rating/2/                  BB


The Fund invests in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at fair value through valuations obtained by a commercial pricing service. Please consider this before investing.

From time to time, the Fund's advisor has waived its management fee and/or absorbed fund expenses, which has resulted in higher yields and returns.

Under certain circumstances, (e.g. the Fund holds taxable securities and your tax status subjects you to the alternative minimum tax) some income the Fund pays you may be subject to federal income tax. In addition, income from the Fund may be subject to state and local taxes.

/1/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 10-31-01.

/2/ For the purposes of this average rating, the Fund's short-term debt obligations have been assigned long-term ratings by the Advisor.

* The Lehman Brothers 1-5 Year Non-Investment Grade Municipal Bond Index is an unmanaged index generally representative of municipal bonds rated below Baa with maturities of one to five years. The Lehman Brothers 1-3 Year Non-Investment Grade Municipal Bond Index is an unmanaged index generally representative of municipal bonds rated below Baa with maturities of one to three years. The Lipper High Yield Municipal Debt Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman index data is Lehman Brothers. Source of the Lipper index data is Lipper Inc.

Strong Municipal Bond Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Strong Municipal Bond Fund Advisor Class shares were redesignated and converted to Investor Class shares as of October 17, 2001. The Institutional Class shares were liquidated as of October 17, 2001. In addition, a meeting of shareholders was held on July 20, 2001. See page 14 for information about the results of this meeting.

Your Fund's Approach

The Strong Municipal Bond Fund seeks total return by investing for a high level of federal tax-exempt current income with a moderate degree of share-price fluctuation. The Fund invests, under normal conditions, primarily in long-term, higher- and medium-quality municipal bonds. The Fund's manager conducts intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. The Fund typically maintains an average maturity between 10 and 20 years.



                    Growth of an Assumed $10,000 Investment*
                           From 10-23-86 to 10-31-01

                              [GRAPH APPEARS HERE]



                      The Strong        Lehman Brothers     Lipper General
                       Municipal           Municipal        Municipal Debt
                       Bond Fund          Bond Index         Funds Index
                      ----------        ---------------     --------------

     Sep 86             $10,000             $10,000             $10,000

     Sep 87               9,605               9,926               9,682

     Sep 88              10,540              11,215              11,075

     Sep 89              11,196              12,188              12,067

     Sep 90              11,496              13,017              12,702

     Sep 91              13,138              14,733              14,349

     Sep 92              14,987              16,273              15,853

     Sep 93              16,805              18,347              17,975

     Sep 94              16,463              17,899              17,361

     Sep 95              17,365              19,901              19,123

     Sep 96              17,993              21,103              20,260

     Sep 97              20,105              23,005              22,071

     Sep 98              22,068              25,010              23,952

     Sep 99              21,543              24,836              23,336

     Sep 00              21,371              26,369              24,500

     Sep 01              22,680              29,111              26,906

     Oct 01              22,967              29,457              27,186


* This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Lehman Brothers Municipal Bond Index and the Lipper General Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize the time periods, the indexes' performances were prorated for the month of October 1986.

Q:   How did your Fund perform?

A: The Fund performed poorly in the last two months of 2000, but has performed more strongly since then. Our longer duration combined with a lower credit quality enhanced performance as interest rates moved lower very quickly, and high-yield municipal bonds followed the lead of their taxable cousins and performed very well. We used this as an opportunity to sell lower-quality holdings and increase the overall credit quality of the Fund. While this effort hurt the Fund's performance from April through August 2001, it boosted performance in September and October when the tragic events of September 11 sparked a flight to quality in the market.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: Although the official end to the ten-year economic growth cycle the U.S. has enjoyed did not come until the third quarter of 2001, the financial markets have spent the past year and one half adjusting to diminished expectations. Equity prices have fallen rapidly, the difference (or spread) in yield between high-quality and lower-quality bonds has widened, banks have tightened lending standards, and interest rates have quickly moved lower. Fifty basis points of easing in early 2001 was just the start of an aggressive easing cycle that totaled 4% in just ten months.

     Short-term rates moved downward far more than longer-term rates, with the result that the difference in yield between 2-year and 30-year municipals reached a historically wide level. Normally, the effects of Federal Reserve policy changes start to emerge in about six to nine months from the initial move. Unfortunately, any signs of an economic recovery that started to surface in the second quarter were quickly muted by the events of September 11.

     The healthcare sector has been one bright spot in the lower- quality municipal market. After underperformance in late 1999 and 2000, stabilizing credit fundamentals and a general shortage of supply have combined in 2001 to encourage investors to aggressively add to their exposures in this sector. On the other end of the spectrum, transportation bonds performed very poorly. Fundamentals had been declining all year as business travel started to slow; the situation was only made worse after the events of September 11.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: The Fund's duration, or sensitivity to interest-rate shifts, was longer than its benchmark level for most of the year. This helped performance as interest rates moved lower. Last year we repositioned the portfolio to add exposure to the short- to intermediate-maturity issues. As short-term yields fell more rapidly than long-term yields, the performance of bonds in this range benefited, boosting the Fund's results. We also upgraded the overall quality of the portfolio in 2001, which helped the Fund's price to correlate more closely with the market.

     In 2001 our position in healthcare-related issues detracted from our overall performance; however, we believed the sector was undervalued and decided to maintain our overweighting. As these bonds improved over this year, we reduced our exposure to a level that is now just slightly above the benchmark level. We are concerned the yields on these issues are not sufficient to compensate investors for some of the risks that are inherent in the sector. Two of these risks are the cost of labor and the cost of complying with government regulations regarding privacy issues.

Q:   What is your future outlook?

A: The Federal Reserve will likely need to continue to lower short-term rates to stimulate an economic recovery. Therefore, we plan to maintain a duration that is neutral to slightly long. We may selectively add exposure to New York bonds, which have performed poorly over the last 6 weeks. Our benchmark has a 15%+ weighting in New York bonds and we currently have little or no exposure here. Finally, we have also started to add exposure to a relatively new sector--charter schools--which are privately operated with the approval of local school districts. Issuance within this sector is likely to continue to increase, and we believe investors who get in early and do their "homework" will be rewarded in the long term.

     We appreciate your continued investment in the Strong Municipal Bond Fund.

     Lyle J. Fitterer
     Portfolio Manager


         Average Annual Total Returns

         As of 10-31-01

         Investor Class
         ---------------------------------------------

         1-year                                  8.62%

         5-year                                  4.72%

         10-year                                 5.72%

         Since Inception                         5.69%
         (10-23-86)


         Portfolio Statistics

         As of 10-31-01

         Investor Class
         ---------------------------------------------

         30-day
         annualized yield/1/                     4.05%

         Average
         effective maturity/2/               7.8 years

         Average quality rating/3/                   A


The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the fund are generally valued at fair value through valuations obtained by a commercial pricing service. Please consider this before investing.


From time to time, the Fund's advisor has waived its management fee and/or absorbed fund expenses, which has resulted in higher yields and returns.

Under certain circumstances, (e.g. the Fund holds taxable securities and your tax status subjects you to the alternative minimum tax) some income the Fund pays you may be subject to federal income tax. In addition, income from the Fund may be subject to state and local taxes.

/1/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 10-31-01.

/2/ The Fund's average effective maturity includes the effect of futures and when-issued securities.

/3/ For purposes of this average rating, the Fund's short-term debt obligations have been assigned long-term ratings by the Advisor.

* The Lehman Brothers Municipal Bond Index is an unmanaged index generally representative of investment-grade, tax-exempt bonds. The Lipper General Municipal Debt Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Short-Term Municipal Bond Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Strong Short-Term Municipal Bond Fund Advisor Class shares were redesignated and converted to Investor Class shares as of October 17, 2001. The Institutional Class shares were liquidated as of October 17, 2001. In addition, a meeting of shareholders was held on July 20, 2001. See page 14 for information about the results of this meeting

Your Fund's Approach

The Strong Short-Term Municipal Bond Fund seeks total return by investing for a high level of federal tax-exempt current income with a low degree of share-price fluctuation. The Fund invests, under normal conditions, primarily in short- and intermediate-term, higher- and medium-quality municipal bonds. The Fund's manager conducts intensive research on individual issuers to uncover solid investment opportunities and especially looks for bonds whose quality may be improving. The Fund typically maintains an average maturity of three years or less.



                    Growth of an Assumed $10,000 Investment*
                           From 12-31-91 to 10-31-01


                              [GRAPH APPEARS HERE]



                      The Strong           Lehman Brothers         Lipper Short
                      Short-Term             Municipal              Municipal
                       Municipal              3 Year               Debt Funds
                      Bond Fund             Bond Index               Average
                      ----------           ---------------         ------------

     Dec 91             $10,000               $10,000                 $10,000

     Dec 92              10,716                10,643                  10,579

     Dec 93              11,441                11,305                  11,132

     Dec 94              11,256                11,382                  11,168

     Dec 95              11,861                12,392                  11,966

     Dec 96              12,439                12,942                  12,422

     Dec 97              13,301                13,651                  13,002

     Dec 98              14,039                14,362                  13,593

     Dec 99              14,203                14,644                  13,825

     Dec 00              14,920                15,556                  14,526

     Oct 01              15,711                16,651                  15,228

* This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers Municipal 3 Year Bond Index and the Lipper Short Municipal Debt Funds Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.


Q:   How did your Fund perform?

A: Typically, in an environment where short-term rates move lower very quickly, higher-quality bonds tend to outperform. This has been the case over the past year. As short-term municipal bond fund managers, we have always felt the desire to balance our investors' needs for current income with the prospects for price appreciation in our portfolio. While we have upgraded the overall credit quality and liquidity of the portfolio over the last year, our Fund continues to have an average credit quality of A. Therefore, the price performance of our portfolio did not increase as quickly as our benchmark. However, our yield advantage enabled us to provide a high level of income to our shareholders while still performing reasonably well within our peer group. Over the longer term, this strategy has produced consistent returns over a market cycle.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: Even though the Federal Reserve may have taken too long to start easing interest rates, 50 basis points of easing in early 2001 was the start of an aggressive easing cycle that totaled 4% in just ten months. Normally, the effects of Federal Reserve policy changes start to show up in the economic numbers in about six to nine months from the initial move. Unfortunately, any signs of an economic recovery were quickly muted by the events of September 11.

     California bonds performed poorly early in the period due to uncertainty regarding the energy crisis. These bonds recovered quickly as energy fears subsided, and also due to a general lack of supply. New York bonds performed very poorly late in the period, as fears of a major economic slowdown, combined with the need to issue a large amount of debt to help rebuild, have caused investors to demand higher yields to compensate for the risk of holding these bonds.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: The Fund had a duration (its level of interest-rate sensitivity) that was slightly longer than its benchmark for most of the year, which benefited the portfolio as interest rates moved lower.

     Over the past year, we upgraded the overall quality and liquidity of the portfolio. Nonetheless, with an average rating of A, our Fund did not fully participate in the market's price appreciation, which primarily benefited higher-rated debt. Our sector allocations changed over the year as we increased our exposure to Industrial Development Revenue/Pollution Control Revenue bonds (IDR/PCRs), healthcare, and education. We also reduced our exposure to the housing and retirement sectors. Within the IDR/PCR sector, our largest exposure continues to be to the utilities sector. Early in the period, the California energy crisis caused investors to avoid all parts of the utility market. We felt this was a good long-term opportunity to increase our weighting, as this effect seemed to be more localized and not a national phenomenon.

     While we have reduced our exposure to the healthcare sector in our longer-term fund, we actually increased our exposure in this Fund. The additional yield from owning healthcare credits versus AAA bonds contracted in long-term maturities, but was unchanged for many short-maturity bonds. We reduced our exposure to the housing sector partially as a way to reduce our exposure to AMT bonds and also because these bonds tend to perform poorly when interest rates drop quickly.

Q:   What is your future outlook?

A: The economic recovery has probably been pushed back to the second half of 2002. This means it is likely that the Federal Reserve will need to continue to lower short-term rates in order to stimulate an economic recovery. Therefore, we will maintain a duration that is neutral to slightly long. We will slowly reposition the Fund for the flattening yield curve that typically accompanies a recovery by selling one- to two-year bonds and buying money market and four- to eight-year bonds. We will need to spend some time evaluating how the economic slowdown will affect individual state budgets, and reposition our portfolio appropriately.

     Thank you for investing in the Strong Short-Term Municipal Bond Fund.

     Lyle J. Fitterer
     Portfolio Manager


         Average Annual Total Returns

         As of 10-31-01

         Investor Class
         ---------------------------------------------

         1-year                                  6.38%

         3-year                                  4.11%

         5-year                                  5.00%

         Since Inception                         4.70%
         (12-31-91)


         Portfolio Statistics

         As of 10-31-01

         Investor Class
         ---------------------------------------------

         30-day
         annualized yield/1/                     3.63%

         Average
         effective maturity/2/               2.4 years

         Average quality rating/3/                   A


The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the fund are generally valued at fair value through valuations obtained by a commercial pricing service. Please consider this before investing.


From time to time, the Fund's advisor has waived its management fee and/or absorbed fund expenses, which has resulted in higher yields and returns.

Under certain circumstances, (e.g. the Fund holds taxable securities and your tax status subjects you to the alternative minimum tax) some income the Fund pays you may be subject to federal income tax. In addition, income from the Fund may be subject to state and local taxes.

/1/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 10-31-01.

/2/ The Fund's average effective maturity includes the effect of futures and when-issued securities.

/3/ For the purposes of this average rating, the Fund's short-term debt obligations have been assigned long-term ratings by the Advisor.

* The Lehman Brothers Municipal 3 Year Bond Index is an unmanaged index generally representative of three-year, tax-exempt bonds. The Lipper Short Municipal Debt Funds Average represents funds that invest in municipal debt issues with dollar-weighted average maturities of less than three years. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SHAREHOLDER MEETING RESULTS OF THE FUNDS
--------------------------------------------------------------------------------

At an Annual Meeting of Shareholders of the Funds held on July 20, 2001, shareholders approved the following proposals:

To approve a new advisory agreement between Strong Capital Management, Inc. and Strong Municipal Funds, Inc., Strong High-Yield Municipal Bond Fund, Inc., Strong Municipal Bond Fund, Inc., and Strong Short-Term Municipal Bond Fund, Inc. on behalf of:


                                                        For                Against           Abstain       Broker non-votes
                                                  --------------       -------------       -----------     ----------------
Strong High-Yield Municipal Bond Fund             15,876,497.177       2,376,927.089       848,809.980       1,971,686.000
Strong Short-Term High Yield Municipal Fund        7,532,120.179         832,348.354       155,034.235       1,902,101.000
Strong Municipal Bond Fund                        11,520,135.854       1,753,141.764       678,440.033       1,804,792.000
Strong Short-Term Municipal Bond Fund             17,254,793.483       1,164,617.177       473,556.977       2,281,958.000

To ratify the selection of each Fund's Independent Auditors, PricewaterhouseCoopers LLP:


                                                        For                Against           Abstain       Broker non-votes
                                                  --------------       -------------       -----------     ----------------
Strong Wisconsin Tax-Free Fund                       245,902.828               0.000         9,152.377                0.000
Strong High-Yield Municipal Bond Fund             20,094,158.611         455,334.808       524,426.827                0.000
Strong Short-Term High Yield Municipal Fund       10,217,706.575         106,303.150        97,594.043                0.000
Strong Municipal Bond Fund                        14,729,695.073         711,306.604       315,507.974                0.000
Strong Short-Term Municipal Bond Fund             20,655,810.367         211,438.033       307,677.237                0.000

To elect members to the Board of Directors of Strong Municipal Funds, Inc. (Strong Intermediate Municipal Bond Fund, Strong Wisconsin Tax-Free Fund, and Strong Short-Term High Yield Municipal Fund):


                                                     Director            Affirmative           Withhold
                                                -----------------     -----------------     --------------
                                                Richard S. Strong     1,857,988,573.507     122,752,106.419
                                                 Willie D. Davis      1,848,669,168.249     132,071,511.677
                                                 William F. Vogt      1,857,182,880.301     123,557,799.625
                                                Marvin E. Nevins      1,840,886,433.633     139,854,246.293
                                                 Stanley Kritzik      1,850,641,242.728     130,099,437.198
                                                   Neal Malicky       1,850,529,902.109     130,210,777.817

To elect members to the Board of Directors of Strong High-Yield Municipal Bond Fund, Inc.:


                                                     Director            Affirmative           Withhold
                                                -----------------     -----------------     --------------
                                                Richard S. Strong       19,625,967.498       1,447,952.748
                                                 Willie D. Davis        19,625,492.769       1,448,427.477
                                                 William F. Vogt        19,666,797.398       1,407,122.848
                                                Marvin E. Nevins        19,590,186.245       1,483,734.001
                                                 Stanley Kritzik        19,618,738.703       1,455,181.543
                                                   Neal Malicky         19,646,451.416       1,427,468.830



To elect members to the Board of Directors of Strong Municipal Bond Fund, Inc.:


                                                     Director            Affirmative           Withhold
                                                -----------------     -----------------     --------------
                                                Richard S. Strong       14,865,199.750         891,309.901
                                                 Willie D. Davis        14,782,583.305         973,926.346
                                                 William F. Vogt        14,868,991.557         887,518.094
                                                Marvin E. Nevins        14,764,321.681         992,187.970
                                                 Stanley Kritzik        14,825,812.691         930,696.960
                                                   Neal Malicky         14,816,812.503         939,697.148

To elect members to the Board of Directors of Strong Short-Term Municipal Bond Fund, Inc.:


                                                     Director            Affirmative           Withhold
                                                -----------------     -----------------     --------------
                                                Richard S. Strong       20,818,999.825         355,925.812
                                                 Willie D. Davis        20,784,901.041         390,024.596
                                                 William F. Vogt        20,819,322.064         355,603.573
                                                Marvin E. Nevins        20,773,814.771         401,110.866
                                                 Stanley Kritzik        20,773,752.507         401,173.130
                                                   Neal Malicky         20,816,192.134         358,733.503


Bond Glossary
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Bond Quality Ratings--There are services that analyze the financial condition of a bond's issuer and then assign it a rating. The best-known rating agencies are Standard and Poor's (S&P) and Moody's. The highest-quality bonds are rated AAA (S&P) or Aaa (Moody's). The scale descends to AA, A, then BBB, and so on, down to D. Bonds with a rating of BBB or higher are considered "investment grade." Bonds rated BB and below are considered high-yield or "junk bonds." Typically, the lower a bond's rating, the higher the yield it must pay in order to compensate the bondholder for the added risk.

Maturity--Like a loan, a bond must be paid off on a certain date. A bond's maturity is the time remaining until it is paid off. Bonds typically mature in a range from overnight to 30 years. Typically, bonds with longer maturities will have higher yields and larger price changes in reaction to interest rate changes. In rare situations, shorter-term bonds will have higher yields; this is known as an inverted yield curve (see definition on this page).

Duration--Duration is similar to maturity, but also accounts for the periodic interest payments made by most bonds and early redemption rights. Duration is a useful tool for determining a bond's or a bond fund's sensitivity to interest rate changes. The higher the duration, the more a bond's price will fluctuate when interest rates change.

Treasury Spread--The Treasury spread is the difference in yield between a Treasury bond (issued by the federal government) and a bond with an equal maturity but from another category, such as a corporate bond. This calculation is used to measure the prices of corporate bonds, mortgage-backed securities, and other non- government issues relative to Treasury bonds. Higher Treasury spreads occur in uncertain times, when investors buy Treasury bonds for their safety and sell other types of bonds.

Yield--Yield is the income your investment is generating. It is calculated by taking the income paid by a bond in a given period of time (often 30 days), annualizing it, and stating it as a percentage of the money invested.

Yield Curve--The yield curve is a graph that plots the yields of Treasury bonds against their maturities. Under normal circumstances, this line will slope upward, reflecting longer-maturity bonds having higher yields. In rare circumstances, such as in a time of deflation, the yield curve may slope downward, or "invert." The steepness of the yield curve shifts depending on economic trends and outlooks. Properly positioned, a bond investor can profit from these shifts.

SCHEDULES OF INVESTMENTS IN SECURITIES                          October 31, 2001
--------------------------------------------------------------------------------

                    STRONG INTERMEDIATE MUNICIPAL BOND FUND

                                                  Shares or
                                                  Principal         Value
                                                    Amount        (Note 2)
--------------------------------------------------------------------------------
Municipal Bonds 74.7%
Alaska 2.5%
Northern Tobacco Securitization Corporation
  Tobacco Settlement Revenue, 4.75%, Due 6/01/15   $ 50,000      $  50,562

Arizona 1.4%
Maricopa County, Arizona IDA Hospital Facility
  Revenue Refunding - Samaritan Health Services
  Project, 7.15%, Due 12/01/05                       25,000         27,216

California 3.8%
Northern California Tobacco Securitization
  Authority Tobacco Settlement Revenue, 4.375%,
  Due 6/01/21                                        75,000         75,656

Connecticut 3.7%
Mohegan Tribe Indians Gaming Authority Public
  Improvement Revenue, 5.375%, Due 1/01/11           75,000         74,719

Florida 3.1%
Duval County, Florida HFA MFHR - Lindsay
  Terrace Apartments Project, 5.00%, Due 1/01/12     60,000         61,650

Illinois 1.3%
Chicago, Illinois Tax Increment - Near South
  Redevelopment Project, 5.00%, Due 11/15/07         25,000         25,844

Indiana 4.0%
Steuben Lakes Regional Waste District BAN
  Revenue, 4.65%, Due 1/01/05                        80,000         80,500

Kentucky 3.9%
Carrollton and Henderson, Kentucky Public Energy
  Authority Gas Revenue, 5.00%, Due 1/01/08          75,000         78,000

Massachusetts 3.9%
Massachusetts Industrial Finance Agency PCR
  Refunding - Eastern Edison Company Project,
  5.875%, Due 8/01/08                                75,000         78,375

Michigan 6.4%
Michigan Strategic Fund Exempt Facilities Revenue -
  Waste Management, Inc. Project, 4.20%,
  Due 8/01/27 (Mandatory Put at $100 on 8/01/04)     75,000         75,844
Wyoming, Michigan Building Authority Revenue,
  4.35%, Due 5/01/05                                 50,000         52,321
                                                                 ---------
                                                                   128,165

Nebraska 3.0%
American Public Energy Agency Gas Supply
  Revenue - Nebraska Public Gas Agency Project,
  4.00%, Due 9/01/06                                 60,000         60,825

North Carolina 6.7%
North Carolina Eastern Municipal Power Agency
  Power System Revenue, 5.25%, Due 1/01/04           75,000         77,699
North Carolina Municipal Power Agency Number 1
  Revenue - Catawba Electric Company Project,
  7.25%, Due 1/01/07                                 50,000         56,812
                                                                 ---------
                                                                   134,511

Oregon 1.3%
Clackamas County, Oregon Hospital Facility
  Authority Revenue Refunding - Legacy Health
  System Project, 5.00%, Due 5/01/06                 25,000         26,625

Tennessee 3.1%
Johnson City, Tennessee Health and Educational
  Facilities Board Hospital First Mortgage Revenue -
  Mountain States Project, 5.25%, Due 7/01/26
  (Mandatory Put at $100 on 7/01/04)                 25,000         25,438
Tennessee Energy Acquisition Corporation Gas
  Revenue, 5.00%, Due 9/01/07                        35,000         36,986
                                                                 ---------
                                                                    62,424

Texas 15.7%
Harlandale, Texas Independent School District
  Capital Appreciation GO, Zero %, Due 8/15/15      205,000        105,575
Harris County, Texas Health Facilities
  Development Corporation Revenue - Christus
  Health Project, 5.25%, Due 7/01/07                 25,000         26,344
Harris County-Houston, Texas Sports Authority
  Capital Appreciation Special Revenue Refunding,
  Zero %, Due 11/15/13                              140,000         81,375
Metro Health Facilities Development Corporation
  Revenue - Wilson N. Jones Memorial Hospital
  Project, 7.20%, Due 1/01/21                        25,000         26,469
North Central Texas Health Facility Development
  Corporation Revenue - Baylor Health Care
  System Project, 5.50%, Due 5/15/05 (b)             70,000         74,550
                                                                 ---------
                                                                   314,313

Washington 5.6%
Tacoma, Washington Solid Waste Utility Revenue
  Refunding, 5.00%, Due 12/01/11                    105,000        112,612

Wisconsin 5.3%
Rusk County, Wisconsin BAN Revenue, 4.25%,
  Due 4/01/05                                        25,000         25,188
Wisconsin Health and EFA Revenue - Marshfield
  Clinic Project, 6.25%, Due 2/15/10                 75,000         80,719
                                                                 ---------
                                                                   105,907
--------------------------------------------------------------------------
Total Municipal Bonds (Cost $1,476,228)                          1,497,904
--------------------------------------------------------------------------
Variable Rate Municipal Bonds 22.3%
Alabama 1.3%
Wilsonville, Alabama IDB PCR Refunding -
  Southern Electric Gaston Project, 4.20%,
  Due 6/01/19 (Mandatory Put at $100 on 6/01/06)     25,000         25,625

Connecticut 3.8%
Stamford, Connecticut Housing Authority
  MFHR - Fairfield Apartments Project,
  4.75%, Due 12/01/28 (Mandatory Put at $100
  on 12/01/08)                                       75,000         75,375

District of Columbia 4.0%
District of Columbia Revenue - Medstar
  University Hospital Project, 6.80%, Due 8/15/31
  (Mandatory Put at $100 on 2/15/06)                 75,000         79,219

Indiana 4.6%
Indiana DFA PCR Refunding - Southern Indiana
  Gas and Electric Project, 4.65%, Due 3/01/25
  (Mandatory Put at $100 on 3/01/06)                 90,000         93,037

Michigan 2.6%
Michigan Hospital Finance Authority Revenue -
  Ascension Health Credit Project, 5.375%,
  Due 11/15/33 (Mandatory Put at $100 on
  11/15/07)                                          50,000         53,125

--------------------------------------------------------------------------------

                                                  Shares or
                                                  Principal         Value
                                                    Amount        (Note 2)
--------------------------------------------------------------------------------

Nevada 1.3%
Washoe County, Nevada Water Facility Revenue
  Refunding - Sierra Pacific Power Company
  Project, 5.75%, Due 3/01/36 (Mandatory Put at
  $100 on 5/01/03)                                 $25,000       $   25,594

Texas 4.7%
Matagorda County, Texas Navigational District
  Number 1 PCR Refunding - Central Power &
  Light Company, 4.55%, Due 11/01/29
  (Mandatory Put at $100 on 11/01/06)               95,000           95,000
---------------------------------------------------------------------------
Total Variable Rate Put Bonds (Cost $441,707)                       446,975
---------------------------------------------------------------------------
Short-Term Investments (a) 5.9%
Municipal Funds
Multiple States
Blackrock Insured Municipal 2008 Term Trust          6,600          104,016
Strong Municipal Money Market Fund (d)              13,000           13,000
---------------------------------------------------------------------------
Total Short-Term Investments (Cost $116,262)                        117,016
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Total Investments in Securities (Cost $2,034,197) 102.9%          2,061,895
Other Assets and Liabilities, Net (2.9%)                            (57,322)
---------------------------------------------------------------------------
Net Assets 100.0%                                                $2,004,573
===========================================================================

                         STRONG WISCONSIN TAX-FREE FUND

                                                  Shares or
                                                  Principal         Value
                                                    Amount        (Note 2)
--------------------------------------------------------------------------------

Municipal Bonds 101.7%
Guam 3.9%
Guam Airport Authority General Revenue,
  6.40%, Due 10/01/05                             $ 205,000      $  210,381
Guam EDA Capital Appreciation Revenue,
  5.00%, Due 5/15/22                                650,000         669,500
Guam Government GO:
  5.20%, Due 11/15/08                                10,000          10,437
  5.90%, Due 9/01/05                                150,000         151,588
Guam Power Authority Revenue:
  5.25%, Due 10/01/13                                 5,000           5,444
  5.70%, Due 10/01/04                                25,000          26,310
                                                                 ----------
                                                                  1,073,660

Indiana 1.8%
Indianapolis, Indiana New Public Housing
  Authority:
  4.25%, Due 12/01/06                               245,000         247,685
  4.25%, Due 12/01/07                               255,000         257,749
                                                                 ----------
                                                                    505,434

Northern Mariana Islands 4.0%
Commonwealth of Northern Mariana Islands,
  5.00%, Due 6/01/05                              1,040,000       1,098,500

Puerto Rico 14.5%
Children's Trust Fund Puerto Rico Tobacco
  Settlement Revenue Asset-Backed Bonds,
  6.00%, Due 7/01/26                                340,000         368,900
Commonwealth of Puerto Rico Aqueduct and
  Sewer Authority Revenue:
  9.00%, Due 7/01/09                                290,000         340,387
  10.25%, Due 7/01/09                               420,000         539,700
Commonwealth of Puerto Rico Capital
  Appreciation GO, Zero %, Due 7/01/03               30,000          27,938
Commonwealth of Puerto Rico GO Refunding:
  Zero %, Due 7/01/06                                 5,000           4,275
  5.00%, Due 7/01/04 (b)                            600,000         625,500
  5.00%, Due 7/01/05 (b)                            300,000         320,250
  5.30%, Due 7/01/04                                 10,000          10,662
Puerto Rico Electric Power Authority Power
  Revenue, 5.00%, Due 7/01/12                       270,000         270,402
Puerto Rico Electric Power Authority Power
  Revenue Refunding, 5.00%, Due 7/01/12             265,000         265,395
Puerto Rico Industrial, Medical and
  Environmental PCFA Facilities Revenue -
  PepsiCo, Inc. Project, 6.25%, Due 11/15/13         50,000          52,369
Puerto Rico Industrial, Medical and
  Environmental PCFA Revenue Refunding -
  St. Lukes Hospital Project, 6.25%, Due 6/01/10     25,000          27,812
Puerto Rico Industrial Tourist Educational,
  Medical and Environmental Control Facilities
  Revenue:
  Ana G. Mendez University System Project,
  5.375%, Due 2/01/19                               615,000         618,075
  Hospital Auxilio Mutuo Project, 5.50%,
  Due 7/01/17                                       215,000         234,888
  Hospital de la Concepcion Project, 6.50%,
  Due 11/15/20                                       25,000          28,312
Puerto Rico Municipal Finance Agency GO
  Refunding, 5.625%, Due 8/01/10                     25,000          28,469
Puerto Rico Municipal Finance Agency Revenue
  Refunding, 5.00%, Due 7/01/08                      20,000          21,975
Puerto Rico Ports Authority Special Facilities
  Revenue - American Airlines, Inc. Project,
  6.30%, Due 6/01/23                                250,000         216,875
Puerto Rico Public Buildings Authority
  Guaranteed Public Education and Health
  Facilities Revenue Refunding, 5.60%,
  Due 7/01/08                                        25,000          27,813
                                                                 ----------
                                                                  4,029,997

Virgin Islands 4.3%
University of the Virgin Islands Refunding
  and Improvement Revenue, 5.30%,
  Due 12/01/08                                       20,000          22,025
Virgin Islands Public Finance Authority
  Revenue, 6.00%, Due 10/01/05                    1,125,000       1,182,656
                                                                 ----------
                                                                  1,204,681

Wisconsin 73.2%
Beloit, Wisconsin Community Development
  Authority Redevelopment Lease Revenue:
  4.20%, Due 3/01/07                                 30,000          30,525
  5.20%, Due 3/01/16                                150,000         155,437
  5.375%, Due 3/01/20                               100,000         103,125
Bristol, Wisconsin Community Development
  Authority Lease Revenue, 6.125%,
  Due 3/01/12                                       900,000         963,000
Brown County, Wisconsin Housing Authority
  Student Housing Revenue - University Village
  Housing, Inc. Project, 5.40%, Due 4/01/17         125,000         124,688
Dane County, Wisconsin Housing Authority
  MFHR - Forest Harbor Apartments Project:
  5.85%, Due 7/01/11                                125,000         128,489
  5.90%, Due 7/01/12                                125,000         128,324
DeForest, Wisconsin Redevelopment
  Authority Lease Revenue, 6.25%, Due 2/01/18     1,000,000       1,042,500
Franklin, Wisconsin Community
  Development Authority Redevelopment Lease
  Revenue, 5.70%, Due 4/01/05                        30,000          32,175

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 2001
--------------------------------------------------------------------------------

                   STRONG WISCONSIN TAX-FREE FUND (continued)

                                                  Shares or
                                                  Principal         Value
                                                    Amount        (Note 2)
--------------------------------------------------------------------------------
Grant County, Wisconsin Housing Authority
  Revenue Refunding - Orchard Manor Project,
  5.35%, Due 7/01/26 (b)                         $  510,000      $  515,100
Green Bay, Wisconsin Brown County
  Professional Football Stadium Revenue -
  Lambeau Field Renovation Project, 4.15%,
  Due 2/01/08                                        60,000          61,350
Green Bay, Wisconsin Redevelopment Authority
  IDR - Fort James Project, 5.60%, Due 5/01/19       40,000          38,650
Green Bay, Wisconsin Redevelopment Authority
  Revenue - Bellin Memorial Hospital Project:
  4.75%, Due 2/15/11                                250,000         252,187
  4.90%, Due 2/15/12                                500,000         503,750
  5.00%, Due 2/15/13                                500,000         503,750
  5.10%, Due 2/15/14                                140,000         141,050
  5.20%, Due 2/15/15                                305,000         307,288
  5.625%, Due 2/15/24                               500,000         503,125
Hartford, Wisconsin Community Development
  Authority Lease Revenue, 6.15%, Due 12/01/09      240,000         252,900
Johnson Creek, Wisconsin Community
  Development Authority Lease Revenue,
  4.65%, Due 12/01/12                               245,000         251,125
Kaukauna, Wisconsin Housing Authority
  Revenue Refunding - St. Paul Home, Inc.
  Project, 6.10%, Due 9/01/07                       200,000         202,634
Madison, Wisconsin Community Development
  Authority Lease Revenue - Monona Terrace
  Community Project, 6.00%, Due 3/01/08               5,000           5,375
Madison, Wisconsin Community Development
  Authority Student Housing Revenue -
  Edgewood College Project, 6.25%, Due 4/01/14      500,000         518,750
Milwaukee, Wisconsin Redevelopment Authority
  Development Revenue Refunding - 2430 West
  Wisconsin Avenue Project, 5.50%, Due 9/01/12    1,000,000       1,050,000
Milwaukee, Wisconsin Redevelopment Authority
  Lease Revenue - Pabst Theater Project, 3.50%,
  Due 9/01/04                                       280,000         285,950
Milwaukee, Wisconsin Redevelopment Authority
  Revenue:
  Summerfest Project, 4.50%, Due 8/01/13            650,000         654,062
  YWCA Greater Milwaukee Project, 4.70%,
  Due 6/01/09                                        55,000          56,856
Milwaukee, Wisconsin Redevelopment Authority
  Revenue Job Opportunity Bond Program -
  Dynapro Project, 5.50%, Due 12/01/13               25,000          25,527
New Berlin, Wisconsin Housing Authority
  Revenue:
  Apple Glen Project, 6.70%, Due 11/01/20           650,000         670,312
  Pinewood Creek Project, 7.125%, Due 5/01/24       500,000         511,250
New Berlin, Wisconsin Housing Authority
  Revenue Capital Appreciation Bonds - Apple
  Glen Project:
  Zero %, Due 11/01/03                               65,000          60,450
  Zero %, Due 11/01/04                               65,000          57,281
  Zero %, Due 5/01/05                                70,000          60,288
  Zero %, Due 11/01/05                               65,000          54,762
  Zero %, Due 5/01/06                                70,000          56,875
  Zero %, Due 11/01/06                               65,000          51,594
New Berlin, Wisconsin Housing Authority
  Revenue Refunding - Pinewood Creek Project:
  6.80%, Due 11/01/12                               165,000         170,156
  6.85%, Due 5/01/13                                160,000         164,800
Oakfield, Wisconsin Community Development
  Authority Revenue Refunding:
  3.90%, Due 12/01/03                                30,000          30,525
  4.10%, Due 12/01/05                                30,000          30,788
  4.20%, Due 12/01/06                                45,000          46,294
  5.40%, Due 12/01/21                               350,000         357,437
Oconto Falls, Wisconsin Community Development
  Authority Lease Revenue:
  4.00%, Due 6/01/03                                 50,000          51,250
  4.05%, Due 6/01/09                                150,000         151,125
  4.15%, Due 6/01/07                                100,000         102,875
  4.15%, Due 6/01/08                                150,000         153,188
  4.60%, Due 6/01/14                                135,000         136,012
  4.65%, Due 6/01/15                                175,000         175,656
  4.90%, Due 6/01/18                                200,000         199,750
Omro, Wisconsin Community Development
  Authority Revenue:
  5.75%, Due 12/01/06                                50,000          53,375
  5.875%, Due 12/01/11                              635,000         667,544
Onalaska, Wisconsin Community Development
  Authority Revenue Refunding, 5.30%,
  Due 6/01/15                                       210,000         217,613
St. Croix Falls, Wisconsin Community
  Development Authority Redevelopment Lease
  Revenue Refunding:
  2.75%, Due 12/01/02                                90,000          90,207
  3.50%, Due 12/01/05                               105,000         105,787
  4.00%, Due 12/01/07                                20,000          20,175
  4.125%, Due 12/01/08                              135,000         136,519
  4.40%, Due 12/01/11                               120,000         121,800
  4.50%, Due 12/01/12                               160,000         162,400
Shorewood, Wisconsin Community Development
  Authority Tax Increment District Number 1
  Community Development Lease Revenue
  Refunding, 4.20%, Due 12/01/04                     40,000          41,600
Southeast Wisconsin Professional Baseball Park
  District League Capital Appreciation COP:
  Zero %, Due 12/15/03                               35,000          33,206
  Zero %, Due 12/15/13                               90,000          52,537
Southeast Wisconsin Professional Baseball Park
  District Sales Tax Revenue:
  Zero %, Due 12/15/28                            1,150,000         276,000
  5.80%, Due 12/15/26 (Pre-Refunding at $101
  on 3/13/07)                                       220,000         248,600
  6.10%, Due 12/15/29 (Pre-Refunding at $100
  on 12/15/04)                                       40,000          44,250
Southeast Wisconsin Professional Baseball Park
  District Sales Tax Revenue Refunding:
  5.00%, Due 12/15/06                                15,000          16,144
  5.50%, Due 12/15/09                               250,000         277,188
  5.50%, Due 12/15/12                               400,000         444,500
  5.50%, Due 12/15/16                               635,000         685,006
  5.50%, Due 12/15/26                                15,000          16,219
Sturtevant, Wisconsin Community Development
  Authority Redevelopment Lease Revenue
  Refunding, 4.60%, Due 12/01/10                     75,000          76,875
Two Rivers, Wisconsin Community Development
  Authority Revenue Refunding - Architectural
  Forest Project, 6.35%, Due 12/15/12               250,000         250,938
Watertown, Wisconsin Community Development
  Authority Redevelopment Lease Revenue, 5.00%,
  Due 5/01/18                                       240,000         241,200
Waukesha, Wisconsin Housing Authority
  Housing Revenue Refunding - Riverwalk
  Apartments Project, 5.625%, Due 12/01/20          750,000         715,312

--------------------------------------------------------------------------------

                                                  Shares or
                                                  Principal         Value
                                                    Amount        (Note 2)
--------------------------------------------------------------------------------
Waukesha, Wisconsin Redevelopment
  Authority Development Revenue - Avalon
  Square, Inc. Project:
  4.30%, Due 6/20/11                              $ 500,000     $   500,625
  8.00%, Due 6/20/43 (b)                            300,000         300,000
Waupaca, Wisconsin Community Development
  Authority Lease Revenue, 3.90%, Due 4/01/06       255,000         261,694
Wauwatosa, Wisconsin Housing Authority
  Capital Appreciation Revenue Refunding -
  Hawthorne Terrace Project:
  Zero %, Due 11/01/06                              100,000          78,000
  Zero %, Due 5/01/07                               105,000          79,275
  Zero %, Due 11/01/07                              100,000          73,625
Wauwatosa, Wisconsin Housing Authority
  Revenue Refunding - Hawthorne Terrace
  Project, 6.70%, Due 11/01/15                    1,200,000       1,227,000
Whitewater, Wisconsin Community
  Development Authority Revenue - Universal
  Electronics Project, 4.95%, Due 8/01/21
  (Mandatory Put at $100 on 8/01/11)                600,000         608,250
Wisconsin Center District Capital Appreciation
  Senior Dedicated Tax Revenue, Zero %,
  Due 12/15/02                                       30,000          29,213
Wisconsin Center District Junior Dedicated
  Tax Revenue, 5.25%, Due 12/15/19                   25,000          26,812
Wisconsin Center District Junior Dedicated
  Tax Revenue Refunding, 5.25%, Due 12/15/13         15,000          16,313
Wisconsin Center District Tax Revenue, 5.75%,
  Due 12/15/27 (Pre-Refunding at $101 on
  12/15/06)                                          20,000          22,700
                                                                -----------
                                                                 20,348,862
---------------------------------------------------------------------------
Total Municipal Bonds (Cost $27,812,013)                         28,261,134
---------------------------------------------------------------------------
Variable Rate Put Bonds 1.8%
Wisconsin
Waukesha County, Wisconsin Housing
  Authority Housing Revenue Refunding -
  Brookfield Woods Project, 4.80%, Due 3/01/34
  (Mandatory Put at $100 on 3/01/11)                500,000         510,625
---------------------------------------------------------------------------
Total Variable Rate Put Bonds (Cost $507,416)                       510,625
---------------------------------------------------------------------------
Short-Term Investments (a) 0.7%
Weekly Variable Rate Put Bonds
Wisconsin
Milwaukee, Wisconsin Redevelopment
  Authority Redevelopment Revenue -
  American Society for Quality Project, 3.30%,
  Due 11/08/01                                      185,000         185,000
---------------------------------------------------------------------------
Total Short-Term Investments (Cost $185,000)                        185,000
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Total Investments in Securities (Cost $28,504,429) 104.2%        28,956,759
Other Assets and Liabilities, Net (4.2%)                         (1,167,143)
---------------------------------------------------------------------------
Net Assets 100.0%                                               $27,789,616
===========================================================================

--------------------------------------------------------------------------------

                      STRONG HIGH-YIELD MUNICIPAL BOND FUND

                                                  Shares or
                                                  Principal         Value
                                                    Amount        (Note 2)
--------------------------------------------------------------------------------
Municipal Bonds 90.3%
Alabama 0.4%
West Jefferson, Alabama Amusement and
  Public Park Authority First Mortgage
  Revenue - VisionLand Alabama Project,
  6.00%, Due 2/01/08 (Defaulted
  Effective 2/01/01)                             $3,445,000     $ 1,205,750

Alaska 0.7%
Juneau, Alaska City and Borough Nonrecourse
  Revenue - St. Ann's Care Center Project,
  6.875%, Due 12/01/25                            2,000,000       1,987,500

California 1.8%
San Francisco, California Redevelopment
  Agency Residential Facilities Revenue -
  Coventry Park Project, 8.50%, Due 12/01/26      5,000,000       5,143,750

Colorado 0.8%
Colorado Educational and Cultural Facilities
  Authority Charter School Revenue:
  Frontier Academy Project, 7.25%,
  Due 6/01/20                                     1,480,000       1,465,200
  Peak to Peak Project, 7.625%, Due 8/15/3        1,000,000         965,000
                                                                -----------
                                                                  2,430,200
Connecticut 0.5%
Mashantucket Western Pequot Tribe
  Subordinated Special Revenue Bonds:
  Zero %, Due 9/01/15                             2,000,000         925,000
  Zero %, Due 9/01/18                             1,100,000         400,125
                                                                -----------
                                                                  1,325,125
Florida 5.8%
Florida Housing Finance Agency MFHR
  Refunding - Lake Side Villas and Golf Villas
  at Sabal Palm Project:
  6.75%, Due 12/01/10                             1,000,000         985,000
  7.00%, Due 12/01/16                             2,600,000       2,544,750
  7.25%, Due 12/01/25                             4,400,000       4,262,500
Largo, Florida Sun Coast Health System
  Revenue - Sun Coast Hospital Issue, 6.30%,
  Due 3/01/20                                     4,045,000       3,868,031
Pinellas County, Florida EFA Revenue -
  College Harbor Project, 8.50%, Due 12/01/28     3,685,000       3,827,794
Polk County, Florida HFA Subordinated
  Revenue - Lake Wales Gardens Project,
  Zero %, Due 4/01/20                             4,035,000         796,913
                                                                -----------
                                                                 16,284,988

Georgia 6.6%
Atlanta, Georgia Tax Allocation Revenue -
  Atlantic Station Project, 7.25%, Due 12/01/05   1,000,000       1,001,250
Atlanta, Georgia Urban Residential Finance
  Authority MFHR:
  Evergreen Village Estates Project, 6.625%,
  Due 5/01/28                                       605,000         626,175
  Park Place Apartments Project, 6.75%,
  Due 3/01/31                                     6,000,000       5,917,500
Dekalb County, Georgia Residential Care
  Facilities for the Elderly Authority First Lien
  Revenue - King's Bridge Retirement
  Center, Inc. Project:
  8.00%, Due 7/01/06                                650,000         693,062
  8.15%, Due 7/01/16                              2,380,000       2,561,475
  8.25%, Due 7/01/26                              5,250,000       5,610,938

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 2001
--------------------------------------------------------------------------------

                STRONG HIGH-YIELD MUNICIPAL BOND FUND (continued)

                                                  Shares or
                                                  Principal         Value
                                                    Amount        (Note 2)
--------------------------------------------------------------------------------

Fulton County, Georgia Housing Authority
  MFHR - Washington Court Project:
  6.40%, Due 2/01/19                            $   745,000     $   650,944
  6.50%, Due 2/01/28                              1,750,000       1,500,625
                                                                -----------
                                                                 18,561,969

Illinois 6.0%
Chicago, Illinois O'Hare International Airport
  Special Facility Revenue Refunding - United
  Air Lines Project, 5.20%, Due 4/01/11           1,100,000         782,375
Godfrey, Illinois Revenue - United Methodist
  Village, Inc. Project, 5.875%, Due 11/15/29     5,000,000       4,125,000
Illinois EFA Revenue - Lewis University Project,
  6.00%, Due 10/01/24                             2,500,000       2,500,000
Illinois HDA MFHR, 5.00%, Due 7/01/25 (c)         3,750,000       3,609,375
Illinois Sports Facilities Authority Capital
  Appreciation Revenue, Zero %, Due 6/15/15       1,000,000         518,750
Riverdale, Illinois Environmental
  Improvement Revenue - Acme Metals, Inc.
  Project (Defaulted Effective 9/29/98):
  7.90%, Due 4/01/24                              2,500,000       1,000,000
  7.95%, Due 4/01/25                              5,000,000       2,000,000
Robbins, Illinois Resource Recovery Revenue -
  Restructuring Project:
  Series A, 8.375%, Due 10/15/16
  (Defaulted Effective 3/17/00)                   5,480,468          82,207
  Series B, 8.375%, Due 10/15/16
  (Defaulted Effective 3/17/00)                   2,144,531          32,168
  Series C, 7.25%, Due 10/15/09                   1,860,853       1,507,291
  Series D, Zero %, Due 10/15/09                  1,706,885         691,288
                                                                -----------
                                                                 16,848,454

Indiana 7.0%
Indiana Health Facility Financing Authority
  Revenue - Hamilton Communities, Inc.
  Project, 6.50%, Due 1/01/30                    18,200,000      13,650,000
Indianapolis, Indiana EDR MFHR - Post
  Pointe Apartments Project
  (Defaulted Effective 1/25/01):
  8.30%, Due 3/01/06                                480,000         168,000
  8.40%, Due 3/01/11                                710,000         248,500
  8.75%, Due 3/01/27                              6,540,000       2,289,000
St. Joseph County, Indiana EDR - Hamilton
  Communities Obligation Group Project,
  7.15%, Due 7/01/29                              3,155,000       3,265,425
                                                                -----------
                                                                 19,620,925

Iowa 5.1%
Cedar Rapids, Iowa First Mortgage Revenue -
  Cottage Grove Place Project, 5.875%,
  Due 7/01/28                                     7,635,000       6,375,225
Iowa Finance Authority Elder Care Facility
  First Mortgage Revenue - Amity Fellowserve,
  Inc. Project, 6.00%, Due 10/01/28               8,820,000       7,893,900
                                                                -----------
                                                                 14,269,125

Kentucky 4.4%
Kuttawa, Kentucky First Mortgage Revenue -
  GF/Kentucky, Inc. Project, 6.75%,
  Due 3/01/29                                     2,900,000       2,631,750
Morgantown, Kentucky Solid Waste Disposal
  Facilities Revenue - IMCO Recycling, Inc.
  Project:
  6.00%, Due 5/01/23                              4,100,000       3,782,250
  7.65%, Due 5/01/16                              5,740,000       6,062,875
                                                                -----------
                                                                 12,476,875

Louisiana 1.7%
Iberia Parish, Louisiana Hospital Service
  District Number 1 Revenue, 8.00%,
  Due 5/26/16                                     2,100,000       2,079,000
Louisiana Public Facilities Authority Revenue -
  Progressive Healthcare Providers, Inc.
  Developmental Centers Project, 6.375%,
  Due 10/01/28                                    3,350,000       2,617,187
                                                                -----------
                                                                  4,696,187

Massachusetts 4.3%
Massachusetts Development Finance Agency
  Revenue:
  Developmental Disabilities, Inc. Project,
  8.00%, Due 6/01/20                              4,875,000       5,277,188
 Health Care Facility Alliance Project, 7.10%,
  Due 7/01/32                                     2,000,000       1,995,000
Massachusetts Industrial Finance Agency
  Assisted Living Facility Revenue - TNG
  Marina Bay LLC Project, 7.50%,
  Due 12/01/27                                    2,000,000       2,065,000
Massachusetts Industrial Finance Agency
  Health Care Facility Revenue - Metro Health
  Foundation of Massachusetts, Inc. Project,
  6.75%, Due 12/01/27                             3,000,000       2,876,250
                                                                -----------
                                                                 12,213,438

Michigan 2.7%
Michigan Strategic Fund Limited Obligation
  Revenue - Ford Motor Company Project,
  6.55%, Due 10/01/22                             1,750,000       1,811,670
Michigan Strategic Fund Resource Recovery
  Limited Obligation Revenue - Central Wayne
  Energy Recovery LP Project
  (Defaulted Effective 7/01/01):
  6.90%, Due 7/01/19                              2,200,000       1,430,000
  7.00%, Due 7/01/27                              6,800,000       4,420,000
                                                                -----------
                                                                  7,661,670

Minnesota 3.6%
Minneapolis & St. Paul, Minnesota
  Metropolitan Airports Commission Special
  Facilities Revenue - Northwest Airlines
  Project, 6.50%, Due 4/01/25                     3,300,000       3,176,250
Rochester, Minnesota MFHR - Wedum
  Shorewood Campus Project, 6.60%,
  Due 6/01/36                                     5,350,000       4,968,812
St. Paul, Minnesota Housing and
  Redevelopment Authority Hospital Revenue -
  HealthEast Project:
  5.50%, Due 11/01/09                             1,580,000       1,319,300
  6.625%, Due 11/01/17                              840,000         711,900
                                                                -----------
                                                                 10,176,262

Missouri 0.7%
Saline County, Missouri IDA Health Facilities
  Revenue - John Fitzgibbon Memorial
  Hospital, Inc. Project, 6.50%, Due 12/01/28     2,065,000       2,028,863

Montana 0.4%
Crow Finance Authority Tribal Purpose
  Revenue, 5.70%, Due 10/01/27                    1,000,000       1,002,500

New Hampshire 0.8%
New Hampshire Business Finance Authority
  Revenue Air Cargo Facility - Pease LLC
  Project, 6.75%, Due 4/01/24                     2,400,000       2,172,000

--------------------------------------------------------------------------------

                                                  Shares or
                                                  Principal         Value
                                                    Amount        (Note 2)
--------------------------------------------------------------------------------

New Jersey 3.4%
Camden County, New Jersey Improvement
  Authority Lease Revenue - Kaighn Port
  Marine Terminal A Project, 8.00%,
  Due 6/01/27 (Defaulted Effective 3/21/01)      $4,890,000     $ 2,934,000
New Jersey EDA Assisted Living Revenue -
  Meridian Assisted Living Project, 6.75%,
  Due 8/01/30                                     5,000,000       4,162,500
New Jersey EDA EDR - Kapkowski Road
  Landfill Reclamation Improvement
  District Project:
  Zero %, Due 4/01/04                               160,000         141,400
  Zero %, Due 4/01/05                               310,000         260,013
  Zero %, Due 4/01/06                             1,020,000         810,900
  Zero %, Due 4/01/07                             1,025,000         771,312
  Zero %, Due 4/01/09                             1,020,000         685,950
                                                                -----------
                                                                  9,766,075

North Carolina 1.1%
Macon County, North Carolina HFC Revenue -
  Chestnut Hill Highlands Project, 8.50%,
  Due 7/01/27 (Defaulted Effective 8/09/99)       8,145,000       3,176,550

Ohio 1.0%
Cuyahoga County, Ohio MFHR - The Park
  Lane Apartments Project (Defaulted
  Effective 4/20/01):
  7.80%, Due 7/01/07                                470,000         164,500
  7.90%, Due 7/01/12                                680,000         238,000
  8.25%, Due 7/01/28                              1,930,000         675,500
Medina County, Ohio EDR MFHR - Camelot
  Place, Ltd. Project, 8.375%, Due 10/01/23         400,000         400,000
Montgomery County, Ohio Health Care
  Facilities Revenue Refunding, 5.50%,
  Due 2/01/07                                     1,700,000       1,411,000
                                                                -----------
                                                                  2,889,000

Oklahoma 0.7%
Tulsa, Oklahoma Municipal Airport Trust
  Revenue - American Airlines-AMR
  Corporation Project, 7.35%, Due 12/01/11        1,950,000       1,942,688

Pennsylvania 10.6%
Allegheny County, Pennsylvania Hospital
  Development Authority Revenue - Health
  System Project:
  9.25%, Due 11/15/22                             3,000,000       3,191,250
  9.25%, Due 11/15/30                             2,000,000       2,120,000
Bucks County, Pennsylvania IDA CDR -
  Attleboro Associates, Ltd. Nursing Facility
  Project:
  8.00%, Due 12/01/05                               480,000         495,600
  8.25%, Due 6/01/11                              2,850,000       2,967,562
Delaware County, Pennsylvania Authority
  Health Care Facility First Mortgage Revenue -
  GF/Longwood Care, Inc. Project:
  8.50%, Due 4/15/10                                530,000         519,400
  9.00%, Due 4/15/25                              5,860,000       5,676,875
Horsham, Pennsylvania IDA CDA Health Care
  Facilities Revenue - GF/Pennsylvania
  Properties, Inc. Project:
  7.375%, Due 9/01/08                               440,000         442,750
  8.375%, Due 9/01/24                             6,000,000       6,082,500
Lehigh County, Pennsylvania General Purpose
  Authority Revenue - Kidspeace Obligation
  Group Project, 5.70%, Due 11/01/09                500,000         487,500
Pennsylvania EDFA Qualified Residential
  Rent Project Revenue (Defaulted
  Effective 9/01/99):
  RSI Properties/Butler LLC Project,
  8.00%, Due 9/01/27                              3,000,000       1,905,000
  RSI Properties/Greensburg LLC Project,
  8.00%, Due 9/01/27                              3,000,000       1,905,000
Scranton-Lackawanna, Pennsylvania Health
  and Welfare Authority Hospital Revenue -
  Marian Community Hospital Project,
  7.125%, Due 1/15/13                             1,000,000       1,032,500
Wilkinsburg, Pennsylvania Municipal
  Authority Health Facilities Revenue -
  Monroeville Christian Project,
  8.25%, Due 3/01/27                              3,000,000       2,940,000
                                                                -----------
                                                                 29,765,937

South Carolina 9.6%
Connector 2000 Association, Inc.
  Subordinate Capital Appreciation Toll Road
  Revenue - Greenville, South
  Carolina Southern Connector Project:
  Zero %, Due 1/01/15                             4,400,000       1,589,500
  Zero %, Due 1/01/16                             4,600,000       1,541,000
  Zero %, Due 1/01/17                             5,600,000       1,736,000
  Zero %, Due 1/01/18                             5,800,000       1,667,500
  Zero %, Due 1/01/19                             5,900,000       1,563,500
  Zero %, Due 1/01/23                             7,400,000       1,415,250
  Zero %, Due 1/01/24                             7,500,000       1,321,875
  Zero %, Due 1/01/25                             8,700,000       1,413,750
  Zero %, Due 1/01/26                             9,000,000       1,361,250
  Zero %, Due 1/01/27                             9,100,000       1,262,625
  Zero %, Due 1/01/28                             9,300,000       1,197,375
  Zero %, Due 1/01/29                            10,500,000       1,246,875
  Zero %, Due 1/01/30                            10,800,000       1,188,000
  Zero %, Due 1/01/31                            11,000,000       1,113,750
  Zero %, Due 1/01/32                            11,200,000       1,050,000
  Zero %, Due 1/01/33                            11,500,000       1,006,250
  Zero %, Due 1/01/34                            11,700,000         936,000
  Zero %, Due 1/01/35                            12,000,000         900,000
  Zero %, Due 1/01/36                            12,200,000         838,750
  Zero %, Due 1/01/37                            12,400,000         790,500
  Zero %, Due 1/01/38                            17,200,000       1,010,500
South Carolina Jobs - EDA Solid Waste
  Recycling Facilities Revenue - Santee
  River Rubber Project, 8.00%,
  Due 12/01/14 (Defaulted Effective 11/15/00)     4,000,000         800,000
                                                                -----------
                                                                 26,950,250

South Dakota 0.4%
Mobridge, South Dakota Health Care
  Facilities Revenue - Mobridge Regional
  Hospital Project, 6.50%, Due 12/01/22           1,110,000       1,047,562

Tennessee 0.4%
Memphis, Tennessee Health, Educational and
  Housing Facility Board MFHR - Hickory
  Pointe Apartments Project,
  8.50%, Due 7/01/10                              1,110,000       1,143,300

Texas 2.3%
DeSoto, Texas IDA IDR - Wintergreen
  Commercial Partnership Project,
  7.00%, Due 1/01/17                              3,487,260       3,490,957

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 2001
--------------------------------------------------------------------------------

                STRONG HIGH-YIELD MUNICIPAL BOND FUND (continued)

                                                  Shares or
                                                  Principal         Value
                                                    Amount        (Note 2)
--------------------------------------------------------------------------------

Hidalgo County, Texas Health Services
  Corporation Hospital Revenue - Mission
  Hospital, Inc. Project, 6.75%, Due 8/15/16    $ 3,000,000    $  3,030,000
                                                               ------------
                                                                  6,520,957

Virgin Islands 1.0%
Virgin Islands Public Finance Authority
  Revenue:
  6.00%, Due 10/01/06                             1,000,000       1,056,250
  6.00%, Due 10/01/07                             1,750,000       1,839,687
                                                                -----------
                                                                  2,895,937

Virginia 0.5%
Virginia Small Business Financing Authority
  IDR - Albion Enterprises LLC Project,
  6.40%, Due 1/01/14
  (Defaulted Effective 7/01/01)                   1,750,000       1,312,500

Wisconsin 6.0%
Brookfield, Wisconsin IDR Refunding -
  Midway Motor Lodge Project,
  8.40%, Due 4/01/12                              4,535,000       4,897,800
Wisconsin Health and EFA Revenue:
  Agnesian Healthcare, Inc. Project,
  5.25%, Due 7/01/09                                740,000         764,975
  Agnesian Healthcare, Inc. Project,
  5.35%, Due 7/01/10                                780,000         808,275
  Marshfield Clinic Project,
  6.00%, Due 2/15/25                                500,000         490,625
  National Regency of New Berlin, Inc.
  Project, 7.75%, Due 8/15/15                     4,515,000       4,746,394
  National Regency of New Berlin, Inc.
  Project, 8.00%, Due 8/15/25                     4,955,000       5,252,300
                                                                -----------
                                                                 16,960,369
---------------------------------------------------------------------------
Total Municipal Bonds (Cost $309,627,321)                       254,476,706
---------------------------------------------------------------------------
Variable Rate Put Bonds 4.5%
Colorado 0.3%
Northwest Parkway Public Highway Authority
  Revenue, Zero %, Due 6/15/15 (Rate Reset
  Effective 6/15/11)                              1,500,000         963,750

District of Columbia 0.6%
District of Columbia Revenue - Medstar
  University Hospital Project, 6.80%,
  Due 8/15/31 (Mandatory
  Put at $100 on 2/15/06)                         1,500,000       1,584,375

Florida 0.8%
Miami-Dade County, Florida IDA Special
  Facilities Revenue - United Airlines, Inc.
  Project, 6.05%, Due 3/01/35
  (Mandatory Put at $100 on 3/01/10)              3,000,000       2,340,000

Nebraska 0.2%
Kearney, Nebraska IDR - Great Platte River
  Road Project (Rate Reset Effective 1/01/06):
  Zero %, Due 1/01/11                             3,000,000         326,250
  Zero %, Due 1/01/17                             2,000,000         215,000
                                                                -----------
                                                                    541,250

North Carolina 1.1%
Fletcher, North Carolina First Mortgage
  Housing Revenue - Avery's View Retirement
  Facilities, Inc. Project, 7.00%, Due 3/01/28
  (Rate Reset Effective 3/01/05) (Defaulted
  Effective 8/24/00)                             15,000,000       3,000,000

Virginia 1.5%
Alexandria, Virginia Redevelopment and
  Housing Authority MFHR Refunding - Park
  at Landmark Project, 8.75%, Due 12/01/29
  (Mandatory Put at $100 on 7/01/05)              4,000,000       4,105,000
---------------------------------------------------------------------------
Total Variable Rate Put Bonds (Cost $24,828,595)                 12,534,375
---------------------------------------------------------------------------
Short-Term Investments (a) 3.9%
Municipal Money Market Funds
Multiple States
Strong Municipal Money Market Fund (d)           10,875,000      10,875,000
---------------------------------------------------------------------------
Total Short-Term Investments (Cost $10,875,000)                  10,875,000
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Total Investments in Securities (Cost $345,330,916) 98.7%       277,886,081
Other Assets and Liabilities, Net 1.3%                            3,771,926
---------------------------------------------------------------------------
Net Assets 100.0%                                              $281,658,007
===========================================================================


FUTURES
---------------------------------------------------------------------------
                              Expiration    Underlying Face     Unrealized
                                 Date       Amount at Value   (Depreciation)
---------------------------------------------------------------------------
Sold:
25 U.S. Treasury Bonds          12/01          $2,760,938        ($87,500)


                  STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND

                                                  Shares or
                                                  Principal         Value
                                                    Amount        (Note 2)
--------------------------------------------------------------------------------
Municipal Bonds 72.0%
Alabama 1.7%
West Jefferson, Alabama Amusement and
  Public Park Authority First Mortgage
  Revenue - VisionLand Alabama Project,
  5.875%, Due 2/01/06 (Defaulted
  Effective 2/01/01)                             $6,510,000      $2,278,500

Alaska 1.5%
Juneau, Alaska City and Borough
  Nonrecourse Revenue - St. Ann's Care
  Center Project, 5.875%, Due 12/01/04            1,350,000       1,333,125
Northern Tobacco Securitization
  Corporation Tobacco Settlement
  Revenue, 4.75%, Due 6/01/15                       750,000         758,438
                                                                -----------
                                                                  2,091,563

Arizona 0.3%
Winslow, Arizona IDA Hospital Revenue -
  Winslow Memorial Hospital Project,
  4.95%, Due 6/01/03                                390,000         386,588

California 0.1%
Los Angeles, California Regional Airports
  Improvement Corporation Lease Revenue
  Facilities - Continental Airlines Project,
  9.25%, Due 8/01/24                                 80,000          80,700

Colorado 2.2%
Black Hawk, Colorado Business
  Improvement District Special Assessment:
  Gilpin County Project, 6.00%, Due 12/01/09        990,000       1,003,613
  The Lodge At Black Hawk Project,
  6.25%, Due 12/01/11                             1,460,000       1,454,525

--------------------------------------------------------------------------------

                                                  Shares or
                                                  Principal         Value
                                                    Amount        (Note 2)
--------------------------------------------------------------------------------
Colorado Health Facilities Authority Hospital
  Revenue - Steamboat Springs Health Care
  Association Project:
  4.70%, Due 9/15/05                             $   85,000      $   85,850
  4.80%, Due 9/15/06                                455,000         460,119
  4.90%, Due 9/15/07                                 20,000          20,075
                                                                 ----------
                                                                  3,024,182

Connecticut 1.6%
Connecticut Health and EFA Revenue -
  New Opportunities for Waterbury, Inc.
  Project, 6.75%, Due 7/01/13                     1,205,000       1,210,182
Stamford, Connecticut Housing Authority
  MFHR - Fairfield Apartments Project,
  4.75%, Due 12/01/28 (Mandatory Put at
  $100 on 12/01/08)                               1,000,000       1,005,000
                                                                 ----------
                                                                  2,215,182

District of Columbia 0.9%
District of Columbia Revenue:
  American Geophysical Union Project,
  5.50%, Due 9/01/03                                305,000         307,288
  Methodist Home Issue Project,
  4.80%, Due 1/01/05                                985,000         962,838
                                                                 ----------
                                                                  1,270,126

Florida 1.6%
Leon County, Florida IDR - Beverly
  Enterprises-Florida, Inc. Project,
  9.80%, Due 6/01/11                                740,000         754,800
Miami Beach, Florida Health Facilities
  Authority Hospital Revenue - Mount Sinai
  Medical Center Project, 5.50%, Due 11/15/35
  (Mandatory Put at $100 on 5/15/05)              1,500,000       1,511,280
Orlando and Orange County, Florida
  Expressway Authority Revenue Refunding,
  5.95%, Due 7/01/23                                 10,000          10,150
                                                                 ----------
                                                                  2,276,230

Georgia 1.1%
Atlanta, Georgia Tax Allocation Revenue -
  Atlantic Station Project, 7.25%, Due 12/01/05     655,000         655,819
Atlanta, Georgia Urban Residential Finance
  Authority MFHR - Park Place Apartments
  Project, 6.00%, Due 9/01/06                       850,000         850,000
                                                                 ----------
                                                                  1,505,819

Illinois 8.0%
Alton, Illinois Hospital Facility Revenue
  Refunding - St. Anthony's Health Center
  Project, 5.50%, Due 9/01/06                     1,000,000       1,028,750
Chicago, Illinois O'Hare International Airport
  Revenue Refunding, 4.90%, Due 1/01/06             375,000         394,219
Chicago, Illinois O'Hare International Airport
  Special Facility Revenue Refunding - American
  Airlines, Inc. Project, 8.20%, Due 12/01/24       750,000         757,500
Chicago, Illinois Tax Increment - Sub-Central
  Loop Redevelopment Project:
  6.25%, Due 12/01/02                             1,600,000       1,645,344
  6.35%, Due 12/01/03                             1,100,000       1,156,375
Crestwood, Illinois Tax Increment Revenue
  Refunding, 7.00%, Due 12/01/04                  1,000,000       1,057,500
Granite City, Illinois Hospital Revenue
  Refunding - St. Elizabeth Medical Center
  Project, 8.125%, Due 6/01/08                      715,000         646,181
Hoopeston, Illinois Hospital Capital
  Improvement Revenue Refunding -
  Hoopeston Community Memorial Hospital
  Project, 5.25%, Due 11/15/03                      375,000         371,250
Illinois DFA Revenue - Community
  Rehabilitation Providers Project,
  5.00%, Due 7/01/04                                775,000         781,781
Illinois Health Facilities Authority Revenue -
  Riverside Health System Project,
  5.90%, Due 11/15/02 (c)                           445,000         459,382
Illinois Health Facilities Authority Revenue
  Refunding - Lifelink Corporation Obligated
  Group Project, 5.95%, Due 2/15/21               1,800,000       1,617,750
Robbins, Illinois Resource Recovery Revenue -
  Restructuring Project, Series C,
  7.25%, Due 10/15/09                               687,727         557,059
Upper Illinois River Valley Development
  Revenue - Morris Hospital Project,
  6.05%, Due 12/01/11                               590,000         618,763
                                                                 ----------
                                                                 11,091,854

Indiana 3.3%
Anderson, Indiana EDR Refunding and
  Improvement - Anderson University
  Project, 5.05%, Due 10/01/03                    1,695,000       1,703,475
Indiana Health Facility Financing Authority
  Revenue - Hamilton Communities, Inc.
  Project, 6.00%, Due 1/01/10                     2,800,000       2,100,000
Steuben Lakes Regional Waste District BAN
  Revenue, 4.65%, Due 1/01/05                       750,000         754,688
                                                                 ----------
                                                                  4,558,163

Iowa 2.0%
Cedar Rapids, Iowa First Mortgage Revenue -
  Cottage Grove Place Project, 5.625%, Due
  7/01/28 (Mandatory Put at $100 on 7/01/05)      2,500,000       2,068,750
Harlan, Iowa Revenue - American Baptist
  Homes of the Midwest - Baptist Memorial
  Home Project, 5.875%, Due 5/15/23                 920,000         692,300
Ottumwa, Iowa Hospital Facility Revenue
  Refunding and Improvement - Ottumwa
  Regional Health Center, Inc. Project,
  6.00%, Due 10/01/18                                25,000          24,500
                                                                 ----------
                                                                  2,785,550

Kansas 1.1%
Kansas Independent College Finance Authority
  Educational Facilities Revenue - Benedictine
  College Project, 6.00%, Due 11/01/03            1,185,000       1,235,363
Topeka, Kansas Industrial Revenue Refunding -
  Reser's Fine Foods, Inc., 5.20%, Due 4/01/03      300,000         299,250
                                                                 ----------
                                                                  1,534,613

Kentucky 2.5%
Jefferson County, Kentucky Health Facilities
  Revenue Refunding - Beverly Enterprises,
  Inc. Project, 5.40%, Due 5/01/03                  430,000         430,538
Kenton County, Kentucky Airport Board
  Special Facilities Revenue - Mesaba
  Aviation, Inc. Project, 6.00%, Due 7/01/05        810,000         789,750
Kentucky EDFA Hospital System Refunding
  and Improvement Revenue - Appalachian
  Regional Healthcare, Inc. Project,
  5.10%, Due 10/01/03                               250,000         241,563
Logan and Todd Counties, Kentucky Regional
  Water Commission BAN Revenue,
  5.50%, Due 8/01/03                              2,000,000       2,039,860
                                                                 ----------
                                                                  3,501,711

Louisiana 3.1%
Hodge, Louisiana Utility Revenue - Stone
  Container Corporation Project,
  9.00%, Due 3/01/10                                100,000         100,976

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 2001
--------------------------------------------------------------------------------

             STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND (continued)

                                                  Shares or
                                                  Principal         Value
                                                    Amount        (Note 2)
--------------------------------------------------------------------------------
Louisiana Public Facilities Authority
  Revenue - Progressive Healthcare Project,
  6.25%, Due 10/01/11                            $1,190,000      $ 1,035,300
Plaquemines, Louisiana Port Harbor and
  Terminal District Marine Terminal Facilities
  Revenue Refunding - Electro-Coal Transfer
  Project, 5.00%, Due 9/01/07                     1,000,000        1,040,000
West Feliciana Parish, Louisiana PCR -
  Gulf States Utilities Company III Project,
  7.70%, Due 12/01/14                             2,000,000        2,063,360
                                                                 -----------
                                                                   4,239,636

Maryland 0.8%
Baltimore County, Maryland IDR -
  Barre-National, Inc. Equipment Project,
  6.875%, Due 7/01/09                             1,200,000        1,095,000

Massachusetts 1.8%
Massachusetts Development Finance
  Agency Revenue:
  Developmental Disabilities, Inc.
  Project, 7.25%, Due 6/01/04                       830,000          864,238
  Health Care Facility Alliance
  Project, 6.50%, Due 7/01/03                       560,000          556,500
Massachusetts Industrial Finance Agency
  Health Care Facility Revenue - Metro
  Health Foundation of Massachusetts, Inc.
  Project, 6.25%, Due 12/01/03                    1,100,000        1,087,625
                                                                 -----------
                                                                   2,508,363

Minnesota 4.0%
Burnsville, Minnesota CDR Refunding -
  Holiday Inn Project, 5.875%, Due 4/01/08        1,430,000        1,433,274
Maplewood, Minnesota Health Care Facility
  Revenue - Health East Project:
  5.70%, Due 11/15/02                             1,000,000          984,880
  5.80%, Due 11/15/03                             1,400,000        1,359,750
Minneapolis & St. Paul, Minnesota
  Metropolitan Airports Commission Special
  Facilities Revenue - Northwest Airlines
  Project, 6.50%, Due 4/01/25 (Mandatory
  Put at $100 on 4/01/05)                         1,700,000        1,636,250
St. Paul, Minnesota Housing and
  Redevelopment Authority Hospital Revenue -
  HealthEast Project, 4.90%, Due 11/01/02           100,000           97,418
                                                                 -----------
                                                                   5,511,572

Missouri 1.7%
Columbia, Missouri IDR - American Air Filter
  Company, Inc. Project, 7.45%, Due 7/01/04         710,000          711,150
Ellisville, Missouri IDA IDR Refunding -
  Gambrill Gardens Project:
  5.10%, Due 6/01/05                                125,000          121,562
  5.20%, Due 6/01/06                                135,000          130,444
I-470 & 350 Transportation Development
  District Transportation Revenue:
  4.70%, Due 5/01/04                                315,000          316,575
  5.00%, Due 5/01/05                                100,000          100,625
  5.20%, Due 5/01/06                                375,000          377,812
Saline County, Missouri IDA Health Facilities
  Revenue - John Fitzgibbon Memorial
  Hospital, Inc. Project, 5.75%, Due 12/01/03       650,000          651,625
                                                                 -----------
                                                                   2,409,793

Nebraska 1.2%
American Public Energy Agency Gas Supply
  Revenue - Nebraska Public Gas Agency Project:
  4.00%, Due 9/01/04                              1,055,000        1,076,100
  4.00%, Due 9/01/06                                465,000          471,394
Kearney, Nebraska IDR - Great Platte River
  Road Project, Zero %, Due 1/01/11               1,255,000          136,481
                                                                 -----------
                                                                   1,683,975

New Hampshire 0.5%
New Hampshire Higher Educational and
  Health Facilities Authority Revenue - New
  England College Project, 5.375%, Due 3/01/05      695,000          692,394

New Mexico 3.2%
Pueblo of Sandia, New Mexico Improvement
  Facilities Revenue, 6.50%, Due 8/01/06          2,765,000        2,830,669
Santa Fe County, New Mexico Project
  Revenue - El Castillo Retirement
  Residences Project, 5.80%, Due 5/15/18          1,835,000        1,660,675
                                                                 -----------
                                                                   4,491,344

New York 1.5%
Monroe County, New York Industrial
  Development Agency Revenue - Empire
  Sports Project, 6.50%, Due 3/01/08              1,105,000        1,078,756
Nassau County, New York Industrial
  Development Agency Civic Facility
  Revenue - North Shore Health System
  Project, 5.625%, Due 11/01/10                   1,000,000          990,000
                                                                 -----------
                                                                   2,068,756

North Carolina 0.3%
Fletcher, North Carolina First Mortgage
  Housing Revenue - Avery's View Retirement
  Facilities, Inc. Project, 8.00%, Due 3/01/10
  (Defaulted Effective 8/24/00)                   1,000,000          300,000
North Carolina Medical Care Commission
  Health Care Facilities First Mortgage
  Revenue - DePaul Community Facilities
  Project, 5.75%, Due 1/01/03                       145,000          143,550
                                                                 -----------
                                                                     443,550

Ohio 4.0%
Cleveland, Ohio Airport Special Revenue
  Refunding - Continental Airlines, Inc. Project:
  5.25%, Due 12/01/02                             3,725,000        3,630,682
  5.50%, Due 12/01/08                               650,000          563,062
Dayton, Ohio Special Facilities Revenue -
  AFCO Cargo Day LLC Project,
  5.875%, Due 4/01/04                               295,000          293,894
Ohio Water Development Authority Facilities
  PCR Refunding - Cleveland Electric
  Illuminating Company Pollution Control
  Project, 5.580%, Due 6/15/33 (Mandatory
  Put at $100 on 6/15/04)                         1,000,000        1,036,250
                                                                 -----------
                                                                   5,523,888

Oklahoma 0.9%
Leflore County, Oklahoma Hospital Authority
  Hospital Revenue, 5.45%, Due 6/01/03              260,000          257,075
Tulsa, Oklahoma Municipal Airport Trust
  Revenue - American Airlines-AMR
  Corporation Project, 7.35%, Due 12/01/11        1,000,000          996,250
                                                                 -----------
                                                                   1,253,325

Pennsylvania 3.5%
Allegheny County, Pennsylvania Hospital
  Development Authority Revenue - Health
  System Project:
  8.45%, Due 11/15/03                             1,200,000        1,210,500
  9.25%, Due 11/15/22                             1,000,000        1,063,750
Bucks County, Pennsylvania IDA CDR -
  Attleboro Associates, Ltd. Nursing Facility
  Project, 8.00%, Due 12/01/05                      900,000          929,250

--------------------------------------------------------------------------------

                                                  Shares or
                                                  Principal         Value
                                                    Amount        (Note 2)
--------------------------------------------------------------------------------
Clarion County, Pennsylvania IDA Health
  Facilities Revenue Refunding - Beverly
  Enterprises, Inc. Project, 5.50%, Due 5/01/03   $  300,000     $   300,750
Susquehanna, Pennsylvania Area Regional
  Airport Authority Airport Facilities
  Revenue - AERO Harrisburg LLC Project,
  5.25%, Due 1/01/09                               1,545,000       1,405,950
                                                                 -----------
                                                                   4,910,200

South Dakota 0.3%
Lincoln County, South Dakota Revenue -
  American Baptist Homes of the Midwest-
  Trail Ridge Project, 5.875%, Due 11/15/21          445,000         356,000

Tennessee 1.5%
Johnson City, Tennessee Health and
  Educational Facilities Board Hospital First
  Mortgage Revenue - Mountain States
  Project, 5.25%, Due 7/01/26 (Mandatory
  Put at $100 on 7/01/04)                          2,000,000       2,035,000

Texas 6.7%
Dallas-Fort Worth, Texas International Airport
  Facility Improvement Corporation
  Revenue - American Airlines, Inc. Project,
  7.25%, Due 11/01/30                              1,650,000       1,551,000
DeSoto, Texas IDA IDR - Wintergreen
  Commercial Partnership Project,
  7.00%, Due 1/01/17                               1,311,915       1,313,305
Lubbock, Texas Health Facilities Development
  Corporation First Mortgage Revenue -
  Carillon, Inc. Project, 5.75%, Due 7/01/29
  (Mandatory Put at $100 on 7/01/04)               2,000,000       1,995,000
Metro Health Facilities Development
  Corporation Revenue - Wilson N. Jones
  Memorial Hospital Project,
  6.375%, Due 1/01/07                              1,300,000       1,360,125
North Central Texas Health Facility
  Development Corporation Revenue -
  Baylor Health Care System Project,
  5.50%, Due 5/15/05 (b)                           2,000,000       2,130,000
Tom Green County, Texas Health Facilities
  Development Corporation Hospital
  Revenue - Shannon Health System
  Project, 5.60%, Due 5/15/06                        875,000         892,500
                                                                 -----------
                                                                   9,241,930

Utah 1.1%
West Valley City, Utah Municipal Building
  Authority Lease Revenue Refunding -
  West Valley Event Center Project,
  5.85%, Due 5/01/06                               1,520,000       1,522,796

Vermont 1.6%
Vermont Educational and Health Buildings
  Financing Agency Revenue:
  Health Care Facility-Copley Manor Project,
  5.40%, Due 4/01/06                                 710,000         677,162
  Vermont Council of Developmental and
  Mental Health Project, 6.20%, Due 12/15/05       1,540,000       1,524,600
                                                                 -----------
                                                                   2,201,762

Virgin Islands 0.8%
Virgin Islands Public Finance Authority Revenue:
  6.00%, Due 10/01/05                                570,000         599,213
  6.00%, Due 10/01/06                                500,000         528,125
                                                                 -----------
                                                                   1,127,338

Virginia 1.5%
Alexandria, Virginia Redevelopment and
  Housing Authority MFHR Refunding - Park
  at Landmark Project, 8.75%, Due 12/01/29
  (Mandatory Put at $100 on 7/01/05)                 320,000         328,400
Chesterfield County, Virginia IDA Revenue -
  Bon Secours Health Systems Project,
  5.70%, Due 11/15/30 (Mandatory Put at
  $100 on 11/15/03)                                1,000,000       1,047,500
Hampton, Virginia Redevelopment and
  Housing Authority First Mortgage
  Revenue Refunding - Olde Hampton Project,
  6.00%, Due 7/01/03                                 700,000         702,625
                                                                 -----------
                                                                   2,078,525

Washington 0.7%
Spokane, Washington Downtown Foundation
  Parking Revenue - River Park Square
  Project, 5.00%, Due 8/01/08                      1,000,000       1,036,250

West Virginia 0.9%
Harrison County, West Virginia CDR
  Refunding - Kmart Corporation Project,
  7.625%, Due 12/01/04                                65,000          68,087
Kanawha County, West Virginia PCR - FMC
  Corporation Project, 6.00%, Due 12/01/07         1,180,000       1,184,921
                                                                 -----------
                                                                   1,253,008

Wisconsin 1.9%
Madison, Wisconsin IDR - McCaughey
  Development Association Project,
  5.875%, Due 4/01/10                                860,000         844,950
Wisconsin Health and EFA Revenue:
  Divine Savior Hospital, Inc. Project,
  4.45%, Due 6/01/03                                 225,000         223,594
  Divine Savior Hospital, Inc. Project,
  4.60%, Due 6/01/04                                 240,000         237,900
  FH Healthcare Development, Inc.
  Project, 5.00%, Due 11/15/02                     1,360,000       1,360,381
  Lutheran Home Project, 7.00%, Due 9/01/25           30,000          30,057
                                                                 -----------
                                                                   2,696,882

Wyoming 0.6%
Teton County, Wyoming Hospital District
  Hospital Revenue Refunding and
  Improvement, 4.85%, Due 12/01/02                   865,000         857,509
----------------------------------------------------------------------------
Total Municipal Bonds (Cost $105,749,879)                         99,839,577
----------------------------------------------------------------------------
Variable Rate Put Bonds 10.5%
District of Columbia 1.1%
District of Columbia Revenue - Medstar
  University Hospital Project, 6.40%, Due
  8/15/31 (Mandatory Put at $100 on 2/15/04)       1,500,000       1,541,250

Nevada 1.2%
Washoe County, Nevada Water Facility
  Revenue Refunding - Sierra Pacific Power
  Company Project, 5.75%, Due 3/01/36
  (Mandatory Put at $100 on 5/01/03)               1,600,000       1,638,000

New Hampshire 0.7%
New Hampshire Health and Educational
  Authority Hospital Revenue, 5.25%,
  Due 10/01/21 (Mandatory Put at
  $100 on 10/01/04)                                1,000,000       1,026,250

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 2001
--------------------------------------------------------------------------------

             STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND (continued)

                                                  Shares or
                                                  Principal         Value
                                                    Amount        (Note 2)
--------------------------------------------------------------------------------

New Jersey 2.1%
New Jersey EDA Senior Mortgage Revenue
  Refunding EXTRAS - Arbor Glen of
  Bridgewater Project, 5.375%, Due 5/15/32
  (Mandatory Put at $100 on 5/15/04)              $3,000,000     $ 2,932,500

Ohio 0.7%
Montgomery County, Ohio Health Care
  Facilities Revenue Refunding EXTRAS -
  Friendship Village of Dayton Project,
  5.375%, Due 2/01/22 (Mandatory Put
  at $100 on 2/01/03)                              1,050,000         913,500

Pennsylvania 1.1%
Beaver County, Pennsylvania IDA PCR
  Revenue Refunding - Toledo Edison
  Project, 4.85%, Due 6/01/30 (Mandatory
  Put at $100 on 6/01/04)                          1,500,000       1,516,875

Tennessee 1.8%
Shelby County, Tennessee Health, Educational
  and Housing Facilities Board Health Care
  Facilities Revenue EXTRAS - Kirby Pines
  Retirement Community Project, 5.50%,
  Due 11/15/27 (Mandatory Put at $100
  on 11/15/02)                                     2,450,000       2,440,543

Texas 1.8%
Abilene, Texas Health Facilities Development
  Corporation Retirement Facilities Revenue
  EXTRAS - Sears Methodist Retirement
  System Obligated Group Project, 5.25%,
  Due 11/15/28 (Mandatory Put at $100
  on 11/15/03)                                     2,025,000       1,987,031
Matagorda County, Texas Navigational
  District Number 1 PCR Refunding - Central
  Power & Light Company Project, 4.55%,
  Due 11/01/29 (Mandatory Put at $100
  on 11/01/06)                                       500,000         500,000
                                                                 -----------
                                                                   2,487,031
----------------------------------------------------------------------------
Total Variable Rate Put Bonds (Cost $14,442,192)                  14,495,949
----------------------------------------------------------------------------
Short-Term Investments (a) 17.4%
Municipal Bonds 12.2%
Arizona 1.8%
Maricopa County, Arizona Pollution Control
  Corporation PCR Refunding - El Paso
  Electric Company Project, 6.15%, Due
  12/01/14 (Mandatory Put at $100 on 8/01/02)      2,500,000       2,540,575

Colorado 1.2%
Colorado Health Facilities Authority Hospital
  Revenue - Steamboat Springs Health Care
  Association Project:
  4.40%, Due 9/15/02                                 380,000         382,926
  4.90%, Due 9/15/02                                 230,000         228,839
Meridian, Colorado Metropolitan District
  GO, 7.00%, Due 12/01/01                          1,000,000       1,003,540
                                                                 -----------
                                                                   1,615,305

Iowa 1.2%
Iowa Higher Education Loan Authority
  RAN, 5.25%, Due 5/23/02                          1,650,000       1,659,422

Kansas 0.5%
Kansas Independent College Finance
  Authority RAN, 5.00%, Due 5/01/02                  300,000         300,568
Wathena, Kansas IDR - Skyjack Equipment,
  Inc. Project, 5.15%, Due 5/01/02                   390,000         389,380
                                                                 -----------
                                                                     689,948

Massachusetts 0.5%
Massachusetts Health and EFA Revenue -
  Saints Memorial Medical Center Project,
  5.50%, Due 10/01/02                                665,000         662,706

Minnesota 0.5%
St. Paul, Minnesota Housing and
  Redevelopment Authority Hospital
  Revenue - HealthEast Project,
  4.75%, Due 11/01/01                                750,000         750,000

Missouri 0.1%
Ellisville, Missouri IDA IDR Refunding -
  Gambrill Gardens Project, 4.80%, Due 6/01/02       110,000         109,494

New Jersey 0.5%
South Amboy, New Jersey Housing Authority
  Housing Revenue - Shore Gate Village
  Grand Project, 6.00%, Due 12/01/01
  (Defaulted Effective 12/21/99)                   1,378,577         620,360

New York 0.1%
Rockland County, New York Industrial
  Development Agency Civic Facility
  Revenue - Dominican College Project,
  5.50%, Due 5/01/02                                 200,000         200,000

Ohio 1.1%
Cuyahoga County, Ohio MFHR - The Park
  Lane Apartments Project, 7.70%,
  Due 7/01/02 (Defaulted Effective 4/20/01)          145,000          50,750
Woodlawn, Ohio BAN, 5.55%, Due 12/15/01            1,500,000       1,503,915
                                                                 -----------
                                                                   1,554,665

Oklahoma 0.2%
Leflore County, Oklahoma Hospital Authority
  Hospital Revenue, 5.25%, Due 6/01/02               235,000         233,998

Pennsylvania 0.9%
Dauphin County, Pennsylvania Subordinated
  Office and Parking Revenue - River Front
  Office Center Project, 5.35%, Due 1/01/02          125,000         124,950
Harrisburg, Pennsylvania Authority Office
  and Parking Revenue, 5.25%, Due 5/01/02            280,000         279,968
Pennsylvania EDFA Qualified Residential Rent
  Project Revenue (Defaulted Effective 9/01/99):
  RSI Properties/Butler LLC Project,
  7.00%, Due 9/01/02                                 300,000         190,500
  RSI Properties/Greensburg LLC Project,
  7.00%, Due 9/01/02                                 300,000         190,500
Philadelphia, Pennsylvania Hospitals and
  Higher EFA Revenue - Temple University
  Children's Medical Center Project,
  4.55%, Due 6/15/02                                 470,000         472,203
                                                                 -----------
                                                                   1,258,121

Texas 1.4%
Dallas-Fort Worth, Texas International
  Airport Facility Improvement Corporation
  Revenue - Delta Air Lines, Inc. Project,
  7.00%, Due 11/01/01                              2,000,000       2,000,000

--------------------------------------------------------------------------------

                                                  Shares or
                                                  Principal         Value
                                                    Amount        (Note 2)
--------------------------------------------------------------------------------

Virginia 1.6%
Alexandria, Virginia Redevelopment and
  Housing Authority MFHR Refunding -
  Park at Landmark Project, 8.50%, Due
  12/01/29 (Mandatory Put at $100 on 7/01/02)     $2,000,000    $  2,016,680
Virginia Small Business Financing Authority
  IDR - Albion Enterprises LLC Project, 6.00%,
  Due 1/01/02 (Defaulted Effective 7/01/01)          250,000         187,500
                                                                ------------
                                                                   2,204,180

Wisconsin 0.6%
Wisconsin Health and EFA Revenue:
  Divine Savior Hospital, Inc. Project,
  4.30%, Due 6/01/02                                 220,000         220,007
  Kenosha Hospital and Medical Center
  Project, 4.50%, Due 5/15/02                        560,000         564,362
                                                                ------------
                                                                     784,369
                                                                ------------
Total Municipal Bonds                                             16,883,143

Variable Rate Put Bonds 0.6%
Ohio
Ohio Water Development Authority Facilities
  PCR Refunding - Toledo Edison Company
  Project, 5.25%, Due 9/01/33 (Mandatory
  Put at $100 on 9/01/02)                            900,000         912,681

Municipal Money Market Funds 4.6%
Multiple States
Strong Municipal Money Market Fund (d)             6,390,000       6,390,000
----------------------------------------------------------------------------
Total Short-Term Investments (Cost $23,990,458)                   24,185,824
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Total Investments in Securities (Cost $144,182,529) 99.9%        138,521,350
Other Assets and Liabilities, Net 0.1%                               159,747
----------------------------------------------------------------------------
Net Assets 100.0%                                               $138,681,097
============================================================================

FUTURES
--------------------------------------------------------------------------------
                                              Underlying
                                Expiration    Face Amount           Unrealized
                                   Date         at Value          (Depreciation)
--------------------------------------------------------------------------------
Sold:
15 U.S. Treasury Bonds             12/01       $1,656,563          ($110,625)



                           STRONG MUNICIPAL BOND FUND

                                                  Shares or
                                                  Principal         Value
                                                    Amount        (Note 2)
--------------------------------------------------------------------------------
Municipal Bonds 79.4%
Alaska 0.6%
Northern Tobacco Securitization
  Corporation Tobacco Settlement Revenue,
  4.75%, Due 6/01/15                             $1,500,000     $  1,516,875

Arizona 1.0%
Gilbert, Arizona IDA Nonprofit Revenue -
  Southwest Student Services Project,
  5.25%, Due 2/01/10                              1,545,000        1,502,513
Phoenix, Arizona IDA Mortgage Revenue
  Refunding - Christian Care Retirement
  Apartments, Inc. Project, 6.25%, Due 1/01/16    1,000,000          987,500
                                                                ------------
                                                                   2,490,013

Colorado 1.5%
Colorado Educational and Cultural Facilities
  Authority Charter School Revenue:
  Frontier Academy Project,
  7.375%, Due 6/01/31                            $1,000,000     $    995,000
  Peak to Peak Project, 7.50%, Due 8/15/21          500,000          488,125
  University Laboratory School Project,
  5.25%, Due 6/01/11                              1,230,000        1,220,775
  University Laboratory School Project,
  6.125%, Due 6/01/21                               250,000          250,312
  University Laboratory School Project,
  6.25%, Due 6/01/31                              1,000,000        1,011,250
                                                                ------------
                                                                   3,965,462

Connecticut 0.5%
Mohegan Tribe Indians Gaming Authority
  Public Improvement Revenue,
  5.375%, Due 1/01/11                             1,200,000        1,195,500

Georgia 10.3%
Atlanta, Georgia Urban Residential Finance
  Authority MFHR - Evergreen Village
  Estates Project:
  5.875%, Due 5/01/07                               615,000          630,375
  6.375%, Due 5/01/17                             1,675,000        1,788,063
  6.50%, Due 5/01/27                              2,965,000        3,157,725
Colquitt County, Georgia Development
  Authority Revenue - Southern Care
  Corporation Facility Project,
  Zero %, Due 12/01/21                            7,270,000        2,126,475
Richmond County, Georgia Development
  Authority First Mortgage Revenue,
  Zero %, Due 12/01/21                           20,000,000        5,950,000
Savannah, Georgia Airport Revenue Refunding:
  5.00%, Due 1/01/09                              1,380,000        1,457,625
  5.00%, Due 1/01/11                              1,935,000        2,036,587
Washington, Georgia Wilkes Payroll
  Development Authority Subordinated
  Revenue - Southern Care Corporation
  Facility Project, Zero %, Due 12/01/21:
  Series A                                        8,125,000        2,376,563
  Series C                                       25,595,000        7,486,537
                                                                ------------
                                                                  27,009,950

Illinois 5.5%
Chicago, Illinois Metropolitan Water
  Reclamation District Greater Chicago Capital
  Improvement GO, 5.25%, Due 12/01/08             3,340,000        3,661,475
Chicago, Illinois O'Hare International Airport
  Special Facility Revenue Refunding:
  American Airlines, Inc. Project,
  8.20%, Due 12/01/24                             2,475,000        2,499,750
  United Air Lines, Inc. Project,
  5.20%, Due 4/01/11                              1,000,000          711,250
Chicago, Illinois Tax Increment - Near South
  Redevelopment Project, 5.00%, Due 11/15/07      3,265,000        3,375,194
Crestwood, Illinois Tax Increment Revenue
  Refunding, 7.00%, Due 12/01/04                    910,000          962,325
Illinois EFA Revenue - Lewis University
  Project, 6.00%, Due 10/01/24                    2,500,000        2,500,000
Lake County, Illinois Community Unit School
  District Number 60 Capital Appreciation
  GO, Zero %, Due 12/01/11 (c)                      935,000          610,088
                                                                ------------
                                                                  14,320,082

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 2001
--------------------------------------------------------------------------------

                     STRONG MUNICIPAL BOND FUND (continued)

                                                     Shares or
                                                     Principal        Value
                                                      Amount         (Note 2)
--------------------------------------------------------------------------------
Indiana 0.6%
Indiana Health Facility Financing Authority
 Hospital Revenue - Methodist Hospital, Inc.
 Project, 5.25%, Due 9/15/09                        $ 1,415,000    $  1,492,825

Kentucky 1.6%
Carrollton and Henderson, Kentucky Public Energy
 Authority Gas Revenue, 5.00%, Due 1/01/08               75,000          78,000
Logan and Todd Counties, Kentucky Regional Water
 Commission BAN Revenue, 5.50%, Due 8/01/03           4,000,000       4,073,200
                                                                    -----------
                                                                      4,151,200
Louisiana 9.5%
Claiborne Parish, Louisiana Law Enforcement
 District Revenue - Claiborne Correctional
 Facilities Project, 6.25%, Due 3/01/19               7,500,000       7,725,000
Iberia Parish, Louisiana IDB IDR - Arcadia Board
 Company, Ltd. Project, 7.50%, Due 8/01/22
 (Defaulted Effective 8/14/01)                        1,555,000         544,250
New Orleans, Louisiana Regional Transit Authority
 Lease-Purchase Agreements, 6.125%, Due 5/01/10:
 Lease M98147                                        13,736,428      15,007,048
 Lease M98159                                         1,292,101       1,411,620
                                                                    -----------
                                                                     24,687,918
Massachusetts 2.3%
Massachusetts Industrial Finance Agency PCR
 Refunding - Eastern Edison Company Project,
 5.875%, Due 8/01/08                                  3,175,000       3,317,875
Municipal Tax-Exempt Trust Certificates,
 4.20%, Due 3/06/09                                   2,800,000       2,803,500
                                                                    -----------
                                                                      6,121,375
Michigan 5.0%
Detroit, Michigan EDC Resources Recovery Revenue
 Refunding, 4.00%, Due 5/01/06                        2,125,000       2,154,219
Michigan Hospital Finance Authority Revenue
 Refunding - Mclauren Obligation Group Project,
 5.25%, Due 10/15/07                                  1,410,000       1,462,875
Michigan Strategic Fund Exempt Facilities Revenue -
 Waste Management, Inc. Project, 4.20%, Due 8/01/27
 (Mandatory Put at $100 on 8/01/04)                     925,000         935,406
Michigan Strategic Fund Limited Obligation
 Revenue - Ford Motor Company Project,
 6.55%, Due 10/01/22                                  2,000,000       2,070,480
Suburban Mobility Authority Regional Transportation
 Installment Purchase Agreement Revenue,
 5.23%, Due 8/15/10                                   6,300,000       6,339,375
                                                                    -----------
                                                                     12,962,355
Minnesota 0.9%
Woodbury, Minnesota IDR Refunding - Harvey Vogel
 Manufacturing Company Project, 5.80%, Due 12/01/28   2,415,000       2,414,903

Mississippi 1.5%
Biloxi, Mississippi Housing Authority MFHR -
 Bayview Place Estates Project, 4.50%, Due 9/01/05    4,000,000       4,048,000

Missouri 2.3%
St. Louis, Missouri Airport Revenue:
 6.00%, Due 1/01/05                                   2,595,000       2,734,481
 6.00%, Due 1/01/06                                     750,000         793,125
Springfield, Missouri Land Clearance Redevelopment
 Authority Industrial Revenue Refunding -
 University Plaza Project, 6.60%, Due 10/01/11        2,215,000       2,356,206
                                                                    -----------
                                                                      5,883,812
Montana 1.2%
Crow Finance Authority Tribal Purpose Revenue,
 5.70%, Due 10/01/27                                  1,500,000       1,503,750
Miles City, Montana MFHR - Birchwood Properties LP
 Project, 6.75%, Due 5/01/29                          1,635,000       1,569,600
                                                                    -----------
                                                                      3,073,350
Nebraska 0.8%
American Public Energy Agency Gas Supply Revenue -
 Nebraska Public Gas Agency Project:
 4.60%, Due 6/01/10                                   1,000,000       1,005,000
 5.25%, Due 6/01/08                                   1,000,000       1,056,250
                                                                    -----------
                                                                      2,061,250
New Mexico 1.1%
Pueblo of Sandia, New Mexico Improvement Facilities
 Revenue, 6.50%, Due 8/01/06                          2,765,000       2,830,669

North Dakota 2.5%
Richland County, North Dakota MFHR - Birchwood
 Properties LP Project, 6.75%, Due 5/01/29            5,090,000       4,886,400
Three Affiliated Tribes of the Fort Berthold
 Reservation GO, 6.30%, Due 11/15/10                  1,515,000       1,526,362
                                                                    -----------
                                                                      6,412,762
Ohio 5.1%
Franklin County, Ohio EDR Refunding - Capitol South
 Community Urban Program, 4.85%, Due 6/01/06          1,330,000       1,368,238
Medina County, Ohio EDR MFHR - Camelot Place, Ltd.
 Project, 8.375%, Due 10/01/23                        3,800,000       3,800,000
Montgomery County, Ohio Health Care Facilities
 Revenue Refunding - Friendship Village of Dayton
 Project, 6.25%, Due 2/01/22                          1,250,000         959,375
Toledo, Ohio MFMR - Commodore Perry Apartments
 Project, 7.00%, Due 12/01/28                         7,490,000       7,209,125
                                                                    -----------
                                                                     13,336,738
Oklahoma 1.8%
Oklahoma County, Oklahoma Finance Authority MFHR
 First Mortgage - Multiple Apartments Project,
 7.125%, Due 4/01/28 (Defaulted Effective 7/31/00)   10,170,000       3,559,500
Shawnee, Oklahoma Hospital Authority Revenue -
 MidAmerica HealthCare, Inc. Project,
 8.00%, Due 4/01/04                                   1,150,000       1,159,039
                                                                    -----------
                                                                      4,718,539
Pennsylvania 3.1%
Pennsylvania EDFA Qualified Residential Rent
 Project Revenue (Defaulted Effective 9/01/99):
 RSI Properties/Butler LLC Project,
 8.00%, Due 9/01/27                                   2,360,000       1,498,600
 RSI Properties/Greensburg LLC Project,
 8.00%, Due 9/01/27                                   2,655,000       1,685,925
Philadelphia, Pennsylvania Hospitals and Higher EFA
 Revenue - Temple University Hospital Project,
 6.50%, Due 11/15/08                                  3,250,000       3,514,062

--------------------------------------------------------------------------------

                                                       Shares or
                                                       Principal         Value
                                                         Amount        (Note 2)
--------------------------------------------------------------------------------
Scranton-Lackawanna, Pennsylvania Health
 and Welfare Authority Hospital Revenue -
 Marian Community Hospital Project,
 6.50%, Due 1/15/07                                  $  1,500,000   $  1,505,625
                                                                    ------------
                                                                       8,204,212
Puerto Rico 0.3%
Children's Trust Fund Puerto Rico Tobacco
 Settlement Revenue Asset-Backed Bonds,
 6.00%, Due 7/01/26                                       215,000        233,275
Puerto Rico Ports Authority Special Facilities
 Revenue - American Airlines, Inc. Project,
 6.30%, Due 6/01/23                                       750,000        650,625
                                                                    ------------
                                                                         883,900
South Carolina 3.0%
Connector 2000 Association, Inc. Senior
 Capital Appreciation Toll Road Revenue -
 Greenville, South Carolina Southern
 Connector Project:
 Zero %, Due 1/01/12                                    3,900,000      1,915,875
 Zero %, Due 1/01/14                                    4,560,000      1,920,900
 Zero %, Due 1/01/15                                    1,000,000        391,250
 Zero %, Due 1/01/26                                   10,000,000      2,225,000
 Zero %, Due 1/01/32                                   12,100,000      1,361,250
                                                                    ------------
                                                                       7,814,275

South Dakota 1.1%
Sisseton-Wahpeton Sioux Tribe of the Lake
 Traverse Reservation GO:
 7.00%, Due 11/01/13                                      780,000        828,750
 7.00%, Due 11/01/23                                    1,290,000      1,325,475
South Dakota EDFA EDR Pooled Loan
 Program - Midstates Printing, Inc. Project,
 5.50%, Due 4/01/18                                       685,000        692,706
                                                                    ------------
                                                                       2,846,931

Tennessee 1.9%
Johnson City, Tennessee Health and
 Educational Facilities Board Hospital First
 Mortgage Revenue - Mountain States
 Project, 5.25%, Due 7/01/26 (Mandatory
 Put at $100 on 7/01/04)                                3,475,000      3,535,813
Tennergy Corporation Gas Revenue,
 4.125%, Due 6/01/09                                    1,560,000      1,548,300
                                                                    ------------
                                                                       5,084,113

Texas 9.2%
Austin, Texas GO:
 5.00%, Due 9/01/10                                     2,000,000      2,157,500
 5.00%, Due 9/01/11                                     3,000,000      3,232,500
Dallas-Fort Worth, Texas International
 Airport Facility Improvement Corporation
 Revenue - American Airlines, Inc. Project,
 7.25%, Due 11/01/30                                    2,500,000      2,350,000
El Paso, Texas Property Finance Authority, Inc.
 SFMR - GNMA Mortgage-Backed Securities
 Program, 8.70%, Due 12/01/18                             270,000        281,132
Harlandale, Texas Independent School District
 Capital Appreciation GO:
 Zero %, Due 8/15/14                                    1,650,000        905,437
 Zero %, Due 8/15/15                                    1,445,000        744,175
Harris County, Texas GO, 5.00%, Due 10/01/11            3,000,000      3,228,750
Harris County, Texas Health Facilities
 Development Corporation Revenue -
 Christus Health Project, 5.25%, Due 7/01/07            3,120,000      3,287,700
Harris County-Houston, Texas Sports
 Authority Capital Appreciation Special
 Revenue Refunding, Zero %, Due 11/15/13                2,470,000      1,435,688
Houston, Texas Independent School District
 Maintenance Tax GO, 5.00%, Due 7/15/10                 1,545,000      1,668,600
Metro Health Facilities Development
 Corporation Revenue - Wilson N. Jones
 Memorial Hospital Project:
 6.625%, Due 1/01/11                                    1,000,000      1,056,250
 7.20%, Due 1/01/21                                       975,000      1,032,281
Ranger, Texas Housing Corporation MFMR
 Refunding - FHA Insured Mortgage
 Loans - Ranger Apartments Project,
 8.80%, Due 3/01/24                                     1,160,000      1,291,950
Woodville, Texas HFC MFHR - Dogwood
 Terrace Apartments Project,
 7.50%, Due 10/01/29                                    2,450,000      1,225,000
                                                                    ------------
                                                                      23,896,963
Utah 1.0%
Eagle Mountain, Utah Special Assessment
 Bonds, 5.90%, Due 12/15/07                             1,121,000      1,153,229
Salt Lake County, Utah Housing Authority
 MFHR - Millcreek Pines Apartments
 Project, 6.80%, Due 9/01/17                            1,304,000      1,341,490
                                                                    ------------
                                                                       2,494,719
Washington 2.9%
Spokane, Washington Downtown Foundation
 Parking Revenue - River Park Square
 Project, 5.60%, Due 8/01/19                            3,350,000      3,433,750
Tacoma, Washington Solid Waste Utility
 Revenue Refunding, 5.00%, Due 12/01/11                 1,000,000      1,072,500
Washington EDFA Nonrecourse Revenue -
 Lindal Cedar Homes, Inc. Project,
 5.80%, Due 11/01/17                                    2,175,000      2,253,844
Washington Public Power Supply System
 Nuclear Project Number 3 Revenue
 Refunding, 5.60%, Due 7/01/07                            865,000        948,256
                                                                    ------------
                                                                       7,708,350

Wisconsin 1.3%
Waterford, Wisconsin Graded Joint School
 District Number 1 GO Refunding,
 5.25%, Due 4/01/12                                        70,000         75,075
Wisconsin Health and EFA Revenue -
 Agnesian Healthcare, Inc. Project:
 5.00%, Due 7/01/04                                       250,000        258,750
 5.00%, Due 7/01/06                                       350,000        363,562
 5.10%, Due 7/01/08                                       705,000        725,269
 5.45%, Due 7/01/11                                       560,000        581,000
Wisconsin Health and EFA Revenue -
 Marshfield Clinic Project:
 6.00%, Due 2/15/25                                       500,000        490,625
 6.25%, Due 2/15/10                                       940,000      1,011,675
                                                                    ------------
                                                                       3,505,956
--------------------------------------------------------------------------------
Total Municipal Bonds (Cost $216,445,203)                            207,132,997
--------------------------------------------------------------------------------
Variable Rate Put Bonds 17.3%
Colorado 0.7%
Northwest Parkway Public Highway Authority
 Revenue Capital Appreciation (Rate Reset
 Effective 6/15/11):
 Zero %, Due 6/15/12                                      995,000        650,481
 Zero %, Due 6/15/14                                    1,000,000        645,000
 Zero %, Due 6/15/16                                    1,000,000        637,500
                                                                    ------------
                                                                       1,932,981
Connecticut 1.3%
Stamford, Connecticut Housing Authority
 MFHR - Fairfield Apartments Project,
 4.75%, Due 12/01/28 (Mandatory Put at
 $100 on 12/01/08)                                      3,450,000      3,467,250

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 2001
--------------------------------------------------------------------------------

                     STRONG MUNICIPAL BOND FUND (continued)

                                                              Shares or
                                                              Principal        Value
                                                                Amount       (Note 2)
---------------------------------------------------------------------------------------
District of Columbia 1.0%
District of Columbia Revenue - Medstar
  University Hospital Project, 6.80%, Due
  8/15/31 (Mandatory Put at $100 on 2/15/06)                $  2,425,000   $  2,561,406

Guam 0.6%
Guam EDA Capital Appreciation Revenue
  (Rate Reset Effective 11/15/07):
  Zero %, Due 5/15/08                                            785,000        609,356
  Zero %, Due 5/15/10                                            440,000        341,550
  Zero %, Due 5/15/11                                            755,000        587,956
                                                                           ------------
                                                                              1,538,862

Illinois 0.4%
Illinois Sports Facilities Authority Revenue,
  Zero %, Due 6/15/15 (Rate Reset
  Effective 6/15/10)                                           1,540,000      1,022,175

Indiana 2.0%
Indiana DFA PCR Refunding - Southern
  Indiana Gas and Electric Project:
  4.65%, Due 3/01/25 (Mandatory Put
  at $100 on 3/01/06)                                          2,975,000      3,075,407
  5.00%, Due 3/01/30 (Mandatory Put
  at $100 on 3/01/06)                                          2,100,000      2,186,625
                                                                           ------------
                                                                              5,262,032
Massachusetts 1.5%
Massachusetts Health and Educational
  Facilities Authority Revenue - Hillcrest
  Extended Care Project, 4.50%, Due 10/01/26
  (Mandatory Put at $100 on 4/01/06)                           3,770,000      3,854,825

Michigan 1.7%
Michigan Hospital Finance Authority
  Revenue - Ascension Health Credit Project:
  5.30%, Due 11/15/33 (Mandatory Put at
  $100 on 11/15/06)                                            1,250,000      1,323,438
  5.375%, Due 11/15/33 (Mandatory Put at
  $100 on 11/15/07)                                            2,950,000      3,134,375
                                                                           ------------
                                                                              4,457,813
Mississippi 1.0%
Jackson, Mississippi Housing Authority
  MFHR - Elton Park Apartments Project,
  5.40%, Due 4/01/39 (Mandatory Put at
  $100 on 4/01/19)                                             2,650,000      2,583,750

Nevada 1.0%
Washoe County, Nevada Water Facility
  Revenue Refunding - Sierra Pacific Power
  Company Project, 5.75%, Due 3/01/36
  (Mandatory Put at $100 on 5/01/03)                           2,475,000      2,533,781

New Hampshire 0.4%
New Hampshire Business Finance Authority
  PCR Refunding - United Illuminating
  Company Project, 4.55%, Due 7/01/27
  (Mandatory Put at $100 on 2/01/04)                           1,000,000      1,021,250

Pennsylvania 1.0%
Beaver County, Pennsylvania IDA PCR
  Refunding - Ohio Edison Company
  Project, 4.65%, Due 6/01/33 (Mandatory
  Put at $100 on 6/01/04)                                      2,500,000      2,534,375

Tennessee 0.4%
Metropolitan Government Nashville and
  Davidson Counties, Tennessee IDR - Waste
  Management, Inc. Project, 4.10%, Due
  8/01/31 (Mandatory Put at $100 on 8/01/04)                   1,000,000      1,000,000

Texas 4.3%
Brazos River Authority Collateralized PCR
  Refunding - Texas Utilities Electric
  Company Project, 5.05%, Due 6/01/30
  (Mandatory Put at $100 on 6/19/06)                           2,500,000      2,578,125
Brazos River Authority PCR Refunding -
  Texas Utilities Electric Company Project,
  4.95%, Due 10/01/30 (Mandatory Put at
  $100 on 4/01/04)                                             3,750,000      3,834,375
Matagorda County, Texas Navigational
  District Number 1 PCR Refunding - Central
  Power & Light Company, Inc. Project, 4.55%,
  Due 11/01/29 (Mandatory Put at
  $100 on 11/01/06)                                            4,975,000      4,975,000
                                                                           ------------
                                                                             11,387,500
---------------------------------------------------------------------------------------
Total Variable Rate Put Bonds (Cost $43,736,532)                             45,158,000
---------------------------------------------------------------------------------------
Short-Term Investments (a) 2.1%
Municipal Funds
Multiple States
Blackrock Insured Municipal 2008 Term Trust                      202,400      3,189,824
Strong Municipal Money Market Fund (d)                         2,275,000      2,275,000
---------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $5,189,161)                                5,464,824
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Total Investments in Securities (Cost $265,370,896) 98.8%                   257,755,821
Other Assets and Liabilities, Net 1.2%                                        3,254,495
---------------------------------------------------------------------------------------
Net Assets 100.0%                                                          $261,010,316
=======================================================================================


FUTURES
--------------------------------------------------------------------------
                                              Underlying
                                Expiration    Face Amount     Unrealized
                                   Date        at Value     (Depreciation)
--------------------------------------------------------------------------
Sold:
75 Five-Year U.S. Treasury Notes   12/01      $8,239,453      $(166,015)
10 Ten-Year U.S. Treasury Notes    12/01       1,115,156        (17,188)
30 U.S. Treasury Bonds             12/01       3,313,125       (103,750)


                     STRONG SHORT-TERM MUNICIPAL BOND FUND

                                               Shares or
                                               Principal      Value
                                                Amount       (Note 2)
--------------------------------------------------------------------------
Municipal Bonds 67.6%
Alabama 0.2%
Wilsonville, Alabama IDB PCR Refunding -
  Southern Electric Gaston Project, 4.20%,
  Due 6/01/19 (Mandatory Put at $100
  on 6/01/06)                                 $  975,000   $  999,375

Alaska 1.6%
Northern Tobacco Securitization
  Corporation Tobacco Settlement Revenue,
  4.75%, Due 6/01/15                           8,150,000    8,241,688

Arizona 1.3%
Maricopa County, Arizona IDA MFHR -
  Mercy Bond Properties Arizona I-A,
  5.20%, Due 1/01/04                             455,000      468,650
Northern Arizona Capital Facilities Finance
  Corporation Student Housing Revenue -
  Northern Arizona University Project,
  4.00%, Due 8/01/33 (Mandatory Put at
  $100 on 10/30/04)                            4,205,000    4,315,381

--------------------------------------------------------------------------------
               STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)

                                                         Shares of
                                                         Principal      Value
                                                           Amount      (Note 2)
--------------------------------------------------------------------------------

Phoenix, Arizona Airport Revenue,
  6.00%, Due 7/01/06                                   $ 1,040,000   $ 1,125,800
Phoenix, Arizona Civic Improvement
  Corporation Airport Revenue,
  5.00%, Due 7/01/03                                       800,000       833,000
                                                                     -----------
                                                                       6,742,831
California 2.3%
ABAG Finance Authority for Nonprofit
  Corporations Revenue - San Diego Hospital
  Association Project, 6.00%, Due 8/15/05                2,795,000     3,018,600
California Public Works Board High
  Technology Facilities Lease Revenue - San
  Jose Facilities Project, 7.75%, Due 8/01/06              850,000       952,000
Los Angeles, California Regional Airports
  Improvement Corporation Lease Revenue
  Facilities - Continental Airlines, Inc.
  Project, 9.25%, Due 8/01/24                            2,000,000     2,017,500
Northern California Tobacco Securitization
  Authority Tobacco Settlement Revenue,
  4.375%, Due 6/01/21                                    4,150,000     4,186,313
Sierra View Local Health Care District
  Revenue Refunding, 5.00%, Due 7/01/06                  1,200,000     1,272,000
                                                                     -----------
                                                                      11,446,413
Colorado 0.2%
Colorado Health Facilities Authority Hospital
  Revenue - Parkview Medical Center Project:
  4.90%, Due 9/01/03                                       215,000       221,181
  5.50%, Due 9/01/05                                       630,000       670,163
  5.50%, Due 9/01/06                                       205,000       219,863
                                                                     -----------
                                                                       1,111,207
Connecticut 0.9%
Bristol, Connecticut Resources Recovery
  Facility Operating Committee Solid Waste
  Revenue Refunding - Ogden Martin Systems
  Project, 6.50%, Due 7/01/14                            1,410,000     1,519,275
Connecticut Health and EFA Revenue -
  University of Hartford Project,
  6.75%, Due 7/01/12                                     1,190,000     1,236,850
Mohegan Tribe Indians Gaming Authority
  Public Improvement Revenue,
  5.50%, Due 1/01/06                                     1,600,000     1,658,000
                                                                     -----------
                                                                       4,414,125
Florida 4.3%
Cape Coral, Florida Wastewater Assessment
  Revenue Refunding - Green Area Project,
  4.40%, Due 7/01/06 (b)                                 2,155,000     2,173,856
Capital Projects Finance Authority Solid Waste
  Disposal Revenue Capital Projects Loan
  Program - Peerless Dade, Inc. Project, 7.50%,
  Due 11/01/18 (Defaulted Effective 2/20/01)             3,000,000     1,050,000
Collier County, Florida School Board COP,
  5.50%, Due 2/15/05 (b)                                 2,565,000     2,766,994
Duval County, Florida HFA MFHR -
  Lindsay Terrace Apartments Project,
  5.00%, Due 1/01/12                                     1,455,000     1,495,012
Hillsborough County, Florida Aviation
  Authority Revenue Refunding - Tampa
  International Airport, 5.75%, Due 10/01/06             1,000,000     1,100,000
Jacksonville, Florida Electric Authority
  Revenue - Water and Sewer System
  Project, 6.125%, Due 10/01/39                          1,250,000     1,378,125
Miami Beach, Florida Health Facilities
  Authority Hospital Revenue - Mount Sinai
  Medical Center Project, 5.50%, Due 11/15/35
  (Mandatory Put at $100 on 5/15/05)                     3,445,000     3,470,906
Miami Beach, Florida Redevelopment Agency
  Incremental Tax Revenue,
  9.125%, Due 12/01/04                                 $ 2,825,000   $ 2,863,816
Palm Beach County, Florida School District
  GO Refunding, 5.00%, Due 8/01/05 (b)                   5,000,000     5,268,750
                                                                     -----------
                                                                      21,567,459
Georgia 0.7%
Savannah, Georgia Airport Revenue
  Refunding, 5.00%:
  Due 1/01/07                                            1,710,000     1,808,325
  Due 1/01/08                                            1,680,000     1,776,600
                                                                     -----------
                                                                       3,584,925

Hawaii 0.4%
Hawaii Housing, Finance and Development
  Corporation SFMR, 4.85%, Due 7/01/29                   1,815,000     1,842,225

Illinois 3.5%
Alton, Illinois Hospital Facility Revenue
  Refunding - St. Anthony's Health Center
  Project, 5.50%, Due 9/01/06                            1,090,000     1,121,337
Chicago, Illinois O'Hare International Airport
  Revenue - Passenger Facility Project,
  3.50%, Due 1/01/04                                     2,445,000     2,469,450
Chicago, Illinois O'Hare International Airport
  Revenue Refunding:
  5.60%, Due 1/01/07                                     1,200,000     1,251,000
  5.70%, Due 1/01/08                                       500,000       521,250
Chicago, Illinois O'Hare International
  Airport Special Facility Revenue Refunding -
  American Airlines, Inc. Project,
  8.20%, Due 12/01/24                                    4,380,000     4,423,800
Chicago, Illinois Tax Increment - Sub-Central
  Loop Redevelopment Project,
  Zero %, Due 12/01/08                                     825,000       625,969
Illinois EFA Revenue - Lewis University
  Project, 5.30%, Due 10/01/04                             875,000       920,938
Illinois Health Facilities Authority Revenue:
  Covenant Retirement Communities
  Project, 7.60%, Due 12/01/12                             750,000       791,265
  Decatur Memorial Hospital Project,
  4.20%, Due 10/01/05                                      320,000       326,800
  Memorial Medical Center Systems
  Project, 5.25%, Due 10/01/09                             625,000       678,125
Kane, Cook and Du Page Counties, Illinois
  School District Number 46 Elgin Lease
  Purchase, 6.07%, Due 6/21/05                           2,027,699     2,116,411
Naperville City, Du Page and Will Counties,
  Illinois EDR Refunding - Illinois Hospital
  and Health Systems Association Project,
  5.70%, Due 5/01/04                                     1,455,000     1,511,381
Onterie Center HFC Mortgage Revenue
  Refunding - Onterie Center Project,
  7.05%, Due 7/01/27                                     1,000,000     1,044,580
                                                                     -----------
                                                                      17,802,306

Indiana 1.8%
Rockport, Indiana PCR Refunding - Indiana
  Michigan Power Company Project,
  7.60%, Due 3/01/16                                     4,500,000     4,592,070
Steuben Lakes Regional Waste District BAN
  Revenue, 4.65%, Due 1/01/05                            4,570,000     4,598,563
                                                                     -----------
                                                                       9,190,633

Kansas 1.5%
Kansas Independent College Finance Authority
  Educational Facilities Revenue - Benedictine
  College Project, 6.00%, Due 11/01/03                   3,000,000     3,127,500

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                October 31, 2001
----------------------------------------------------------------------------------

               STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)

                                                           Shares of
                                                           Principal      Value
                                                            Amount       (Note 2)
----------------------------------------------------------------------------------
La Cygne, Kansas Environmental Improvement
  Revenue Refunding - Kansas City Power and
  Light Company Project, 3.90%, Due 3/01/18
  (Mandatory Put at $100 on 9/01/04)                     $ 4,500,000   $ 4,550,625
                                                                       -----------
                                                                         7,678,125

Kentucky 3.0%
Ashland, Kentucky PCR Refunding - Ashland
  Oil, Inc. Project, 6.65%, Due 8/01/09                    3,000,000     3,106,590
Logan and Todd Counties, Kentucky Regional
  Water Commission BAN Revenue,
  5.50%, Due 8/01/03                                       6,000,000     6,119,580
Nelson County, Kentucky Industrial Building
  Revenue - Mabex Universal Corporation
  Project, 6.50%, Due 4/01/05                              2,900,000     3,095,750
Pendleton County, Kentucky Multi-County
  Lease Revenue - Kentucky Association of
  Counties Leasing Trust Program,
  6.50%, Due 3/01/19                                       3,000,000     3,123,750
                                                                       -----------
                                                                        15,445,670

Louisiana 1.6%
Bastrop, Louisiana IDB PCR Refunding -
  International Paper Company Project,
  6.90%, Due 3/01/07                                       4,000,000     4,115,800
Plaquemines, Louisiana Port Harbor and
  Terminal District Marine Terminal Facilities
  Revenue Refunding - Electro-Coal Transfer
  Project, 5.00%, Due 9/01/07                              3,815,000     3,967,600
                                                                       -----------
                                                                         8,083,400

Massachusetts 3.3%
Massachusetts Health and EFA Competitive
  Lease Program - Whitehead Institute for
  Biomedical Research, 4.595%, Due 10/15/03                3,752,094     3,766,164
Massachusetts Industrial Finance Agency
  PCR Refunding - Eastern Edison Company
  Project, 5.875%, Due 8/01/08                             4,500,000     4,702,500
Massachusetts Industrial Finance Agency Water
  Treatment Revenue - Massachusetts-American
  Hingham Project, 6.25%, Due 12/01/10                     3,915,000     4,242,881
Municipal Tax-Exempt Trust Certificates,
  4.35%, Due 3/06/06                                       4,000,000     4,045,000
                                                                       -----------
                                                                        16,756,545

Michigan 4.9%
Detroit, Michigan EDC Resources Recovery
  Revenue Refunding, 4.00%, Due 5/01/06                    3,750,000     3,801,563
Flint, Michigan Hospital Building Authority
  Revenue Refunding - Hurley Medical
  Center Project:
  5.75%, Due 7/01/03                                       1,615,000     1,669,506
  6.00%, Due 7/01/04                                       1,005,000     1,055,250
  6.00%, Due 7/01/05                                         510,000       539,325
Flint, Michigan Hospital Building Authority
  Revenue Rental - Hurley Medical Center
  Project, 5.00%, Due 7/01/03                                715,000       730,194
Michigan Strategic Fund Exempt Facilities
  Revenue - Waste Management, Inc. Project,
  4.20%, Due 8/01/27 (Mandatory Put at
  $100 on 8/01/04)                                         6,500,000     6,573,125
Michigan Strategic Fund Limited Obligation
  Revenue - Ford Motor Company Project,
  7.10%, Due 2/01/06                                       3,000,000     3,352,500
Suburban Mobility Authority Regional
  Transportation Installment Purchase
  Agreement Revenue, 5.23%, Due 8/15/10                    7,229,096     7,274,278
                                                                       -----------
                                                                        24,995,741

Minnesota 1.9%
Maplewood, Minnesota Health Care Facility
  Revenue - HealthEast Project,
  5.70%, Due 11/15/02                                      1,740,000     1,713,691
St. Paul, Minnesota Housing and
  Redevelopment Authority Hospital
  Revenue - HealthEast Project,
  6.625%, Due 11/01/17                                     2,850,000     2,415,375
St. Paul, Minnesota Housing and
  Redevelopment Authority Parking
  Revenue - Allina Health System Gold
  Ramp Project, 4.95%, Due 3/01/06                         5,000,000     5,206,250
                                                                       -----------
                                                                         9,335,316

Mississippi 0.8%
Biloxi, Mississippi Housing Authority
  MFHR - Bayview Place Estates Project,
  4.50%, Due 9/01/05                                       4,000,000     4,050,000

Missouri 1.9%
Missouri Environmental Improvement and
  Energy Resources Authority Revenue -
  Kansas City Power & Light Company
  Project, 3.90%, Due 1/02/12 (Mandatory
  Put at $100 on 9/01/04)                                  2,516,000     2,544,305
St. Louis, Missouri Airport Revenue:
  6.00%, Due 1/01/04                                       1,000,000     1,043,750
  6.00%, Due 1/01/06                                       2,250,000     2,379,375
  6.25%, Due 1/01/03                                       1,500,000     1,546,875
Springfield, Missouri Land Clearance
  Redevelopment Authority Industrial
  Revenue Refunding - University Plaza
  Project, 6.30%, Due 10/01/06                             1,790,000     1,946,625
                                                                       -----------
                                                                         9,460,930

Nebraska 0.9%
American Public Energy Agency Gas Supply
  Revenue - Nebraska Public Gas Agency Project:
  4.00%, Due 9/01/04                                         500,000       510,000
  4.375%, Due 6/01/10 (c)                                  4,205,000     4,162,950
                                                                       -----------
                                                                         4,672,950

Nevada 0.3%
Reno-Sparks, Nevada Convention and
  Visitors Authority Limited Obligation
  Refunding, 6.40%, Due 11/01/03                           1,530,000     1,564,425

New Jersey 0.7%
New Jersey Health Care Facilities Financing
  Authority Revenue - Jersey City Medical
  Center Project, 4.80%, Due 8/01/21                       1,500,000     1,516,875
Pequannock, New Jersey River Basin Regional
  Sewer Authority GO Revenue Refunding,
  5.00%, Due 12/01/06 (b)                                  1,920,000     2,020,800
                                                                       -----------
                                                                         3,537,675

New Mexico 1.2%
Pueblo of Sandia, New Mexico Improvement
  Facilities Revenue, 6.50%, Due 8/01/06                   5,765,000     5,901,919

New York 1.2%
Nassau County, New York Industrial
  Development Agency Civic Facility
  Revenue - North Shore Health System
  Project, 4.50%, Due 11/01/04                             1,545,000     1,543,069
New Rochelle, New York Municipal Housing
  Authority Mortgage Revenue, 4.70%,
  Due 12/01/03                                               850,000       869,125

--------------------------------------------------------------------------------
               STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)

                                                        Shares or
                                                        Principal       Value
                                                         Amount        (Note 2)
--------------------------------------------------------------------------------
New York Environmental Facilities Corporation
  Water Pollution Control Revolving Fund
  Revenue - Pilgrim State Sewage Treatment
  Project, 5.625%, Due 3/15/04                         $   600,000   $   622,500
New York, New York GO, 5.00%, Due 8/01/05                2,700,000     2,865,375
                                                                     -----------
                                                                       5,900,069

North Carolina 2.3%
North Carolina Eastern Municipal Power
  Agency Power System Revenue:
  Series A, 6.00%, Due 1/01/06                           7,000,000     7,743,750
  Series B, 6.00%, Due 1/01/06                             790,000       852,213
North Carolina Eastern Municipal Power
  Agency Power System Revenue Refunding,
  6.00%, Due 1/01/13                                     2,500,000     2,600,000
North Carolina Municipal Power Agency
  Number 1 Revenue - Catawba Electric
  Company Project, 7.25%, Due 1/01/07                      160,000       181,800
                                                                     -----------
                                                                      11,377,763

Ohio 3.7%
Akron, Ohio COP - Akron Municipal Baseball
  Stadium Project, Zero %, Due 12/01/02                  1,240,000     1,276,803
Belmont County, Ohio Health System Revenue
  Refunding and Improvement - East Ohio
  Regional Hospital Project, 5.00%, Due 1/01/05          1,105,000     1,149,200
Cleveland, Ohio Energy Conservation
  Improvement GO, 6.53%:
  Due 3/15/03                                              785,000       826,213
  Due 9/15/03                                              815,000       872,050
  Due 3/15/04                                              840,000       907,200
  Due 9/15/04                                              865,000       948,256
Cuyahoga County, Ohio Hospital Revenue -
  Meridia Health System Project, 6.25%, Due
  8/15/24 (Pre-Refunding at $102 on 8/15/05)               800,000       912,000
Lorain County, Ohio Hospital Revenue
  Refunding - Catholic Healthcare Project:
  5.00%, Due 10/01/05                                    1,000,000     1,061,250
  5.00%, Due 10/01/06                                    2,000,000     2,125,000
  5.25%, Due 10/01/07                                    2,500,000     2,678,125
Montgomery County, Ohio Health Care
  Facilities Revenue Refunding - Friendship
  Village of Dayton Project, 5.15%, Due 2/01/03            935,000       925,650
Rickenbacker, Ohio Port Authority Capital
  Funding Revenue, 3.90%, Due 5/01/04                    5,000,000     5,000,250
                                                                     -----------
                                                                      18,681,997
Oregon 1.4%
Clackamas County, Oregon Hospital Facility
  Authority Revenue Refunding - Legacy
  Health System Project, 5.00%, Due 5/01/06              3,360,000     3,578,400
Portland, Oregon Housing Authority MFHR
  Refunding - University Park Apartments
  Project, 5.05%, Due 10/01/11 (Mandatory
  Put at $100 on 10/01/03)                               3,345,000     3,395,175
                                                                     -----------
                                                                       6,973,575

Pennsylvania 3.9%
Luzerne County, Pennsylvania IDA Exempt
  Facilities Revenue - Pennsylvania Gas and
  Water Company Project,
  7.125%, Due 12/01/22                                   2,000,000     2,101,920
Pennsylvania Economic Development
  Financing Authority Revenue - Northwestern
  Human Services Project, 4.875%, Due 6/01/08            3,295,000     3,439,156
Pennsylvania Housing Finance Agency SFMR,
  3.80%, Due 10/01/05                                    1,770,000     1,794,338
Philadelphia, Pennsylvania Municipal Authority
  Revenue Refunding, 6.00%, Due 7/15/03                    765,000       780,300
Southern Chester County, Pennsylvania Health
  and Higher Education Authority Mortgage
  Revenue - Jenner's Pond Retirement
  Community Project, 5.15%, Due 11/01/03:
  Series 1998                                            7,500,000     7,359,375
  Series 1999                                            4,500,000     4,415,625
                                                                     -----------
                                                                      19,890,714

Puerto Rico 1.4%
Commonwealth of Puerto Rico GO
  Refunding, 5.00%, Due 7/01/04 (b)                      5,000,000     5,212,500
Commonwealth of Puerto Rico Tax-Exempt
  Lease Certificates, 5.10%, Due 4/01/04                 1,620,410     1,695,354
                                                                     -----------
                                                                       6,907,854

South Carolina 0.5%
Fairfield County, South Carolina PCR - South
  Carolina Electric and Gas Company Project,
  6.50%, Due 9/01/14                                     2,400,000     2,524,440

South Dakota 0.3%
South Dakota EDFA EDR Refunding - Pooled
  Loan Program-Technical Ordinance Project,
  5.75%, Due 4/01/07                                     1,080,000     1,113,037
South Dakota Health and EFA Revenue -
  Sioux Valley Hospital and Health System
  Project, 5.00%, Due 11/01/05                             345,000       363,113
                                                                     -----------
                                                                       1,476,150

Tennessee 2.0%
Johnson City, Tennessee Health and
  Educational Facilities Board Hospital First
  Mortgage Revenue - Mountain States
  Project, 5.25%, Due 7/01/26 (Mandatory
  Put at $100 on 7/01/04)                                5,500,000     5,596,250

Knox County, Tennessee Health, Educational
  and Housing Facilities Revenue
  Refunding - Catholic Healthcare Project,
  4.50%, Due 10/01/06                                    1,645,000     1,737,531
Municipal Energy Acquisition Corporation
  Gas Revenue:
  4.125%, Due 3/01/09                                      200,000       198,500
  5.00%, Due 3/01/03                                     1,000,000     1,030,000
Tennessee Housing Development Agency -
  Homeownership Program Project,
  Zero %, Due 7/01/05                                    1,585,000     1,382,913
                                                                     -----------
                                                                       9,945,194

Texas 8.5%
Austin, Texas GO:
  5.00%, Due 9/01/10                                     2,560,000     2,761,600
  5.25%, Due 9/01/09                                     1,775,000     1,943,625
Austin, Texas Utility System Revenue
  Refunding, 5.375%, Due 11/15/05                        1,500,000     1,582,500
Corpus Christi, Texas GO Refunding,
  5.00%, Due 3/01/08 (b)                                 1,000,000     1,068,750
Dallas-Fort Worth, Texas International Airport
  Facility Improvement Corporation
  Revenue - American Airlines, Inc.
  Project, 7.25%, Due 11/01/30                           1,500,000     1,410,000
Dallas-Fort Worth, Texas Regional Airport
  Joint Revenue Refunding - Dallas-Fort
  Worth International Airport Project,
  5.90%, Due 11/01/08                                    1,000,000     1,066,250
Falcons Lair, Texas Utility and Reclamation
  District COP, 7.10%, Due 10/15/06                      5,855,000     4,859,650

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 2001
--------------------------------------------------------------------------------

               STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)

                                                        Shares or
                                                        Principal       Value
                                                         Amount       (Note 2)
--------------------------------------------------------------------------------
Harris County, Texas Health Facilities
  Development Corporation Revenue:
  Christus Health Project, 5.25%, Due 7/01/07          $5,000,000  $  5,268,750
  St. Lukes Episcopal Hospital Revenue
  Project, 5.25%, Due 2/15/07                           1,000,000     1,068,750
Lewisville, Texas Combination Contract
  Special Assessment Revenue - Castle Hills
  Number 3 Project, 4.125%, Due 5/01/31
  (Mandatory Put at $100 on 11/01/06)                   2,250,000     2,261,250
North Central Texas Health Facility
  Development Corporation Revenue -
  Baylor Health Care System Project, 5.50%:
  Due 5/15/04 (b)                                       5,000,000     5,268,750
  Due 5/15/05 (b)                                       3,710,000     3,951,150
Odessa, Texas Housing Authority MFMR -
  Section 8 Assisted Project:
  5.875%, Due 10/01/03                                    515,000       525,300
  6.375%, Due 10/01/11                                  2,735,000     2,799,956
Robstown, Texas Certificates of Obligation:
  7.75%, Due 10/01/12                                      30,000        30,662
  7.75%, Due 10/01/12 (Pre-Refunding at
  $100 on 10/01/02)                                       410,000       430,467
Tarrant County, Texas Health Facilities
  Development Corporation Health System
  Revenue - Texas Health Resources System
  Project, 5.50%, Due 2/15/04                           4,150,000     4,383,438
Texas Public Finance Authority Capital
  Appreciation GO, Zero %, Due 10/01/05                 1,000,000       881,250
Titus County, Texas Fresh Water Supply
  District Number 1 Pollution Revenue
  Refunding - Southwestern Electric Power
  Company Project, 8.20%, Due 8/01/11                   1,500,000     1,536,000
                                                                   ------------
                                                                     43,098,098
Utah 0.9%
West Valley City, Utah Municipal Building
  Authority Lease Revenue Refunding - West
  Valley Event Center Project:
  5.65%, Due 5/01/03                                    1,130,000     1,132,124
  5.70%, Due 5/01/04                                    1,195,000     1,197,247
  5.75%, Due 5/01/05                                    1,260,000     1,262,369
  6.00%, Due 5/01/07                                      725,000       726,327
                                                                   ------------
                                                                      4,318,067
Washington 1.2%
Spokane, Washington Public Facilities Hotel
  Motel and Sales Use Tax Revenue,
  5.00%, Due 12/01/04                                     705,000       748,202
Spokane, Washington Sewer Revenue
  Refunding, 5.30%, Due 5/01/09                         2,500,000     2,568,750
Walla Walla, Washington Housing Authority
  Revenue - Wilbur Manor Project,
  6.25%, Due 12/01/11                                   1,285,000     1,289,819
Washington Public Power Supply System
  Nuclear Project Number 1 Revenue
  Refunding:
  5.40%, Due 7/01/05                                      110,000       118,662
  5.60%, Due 7/01/05                                    1,450,000     1,575,062
                                                                   ------------
                                                                      6,300,495
West Virginia 0.4%
Weirton, West Virginia Municipal Hospital
  Building Commission Revenue - Weirton
  Medical Center Project, 4.50%, Due 12/01/05           2,000,000     2,025,000

Wisconsin 0.7%
Ashland, Wisconsin School District
  Refunding, 4.90%, Due 4/01/05                           700,000       720,125
Rusk County, Wisconsin BAN Revenue,
  4.25%, Due 4/01/05                                    1,055,000     1,062,912
Southeast Wisconsin Professional Baseball
  Park District Lease Capital Appreciation
  COP, Zero %, Due 12/15/13                               410,000       239,337
Stevens Point, Wisconsin Community
  Development Authority Housing
  Mortgage Revenue, 6.50%, Due 9/01/09                     25,000        28,812
Wisconsin Health and EFA Revenue -
  Marshfield Clinic Project:
  4.00%, Due 2/15/04                                      300,000       301,125
  4.50%, Due 2/15/06                                      200,000       200,750
  4.75%, Due 2/15/03                                      100,000       101,750
  5.25%, Due 2/15/05                                      300,000       310,500
  5.75%, Due 2/15/07                                      350,000       367,937
                                                                   ------------
                                                                      3,333,248
-------------------------------------------------------------------------------
Total Municipal Bonds (Cost $339,815,485)                           341,178,547
-------------------------------------------------------------------------------
Variable Rate Put Bonds 24.5%
Arizona 1.2%
Scottsdale, Arizona IDA First Mortgage
  Revenue Refunding - Westminster
  Village, Inc. Project:
  5.25%, Due 6/01/16 (Mandatory Put at
  $100 on 6/01/04)                                      3,300,000     3,234,000
  6.00%, Due 6/01/17 (Mandatory Put at
  $100 on 12/01/03)                                     2,700,000     2,703,375
                                                                   ------------
                                                                      5,937,375
Connecticut 1.5%
Connecticut Development Authority IDR -
  The Olympic Hotel Corporation Project,
  5.20%, Due 8/01/03                                    1,205,890     1,210,412
Stamford, Connecticut Housing Authority
  MFHR - Fairfield Apartments Project,
  4.75%, Due 12/01/28 (Mandatory Put at
  $100 on 12/01/08)                                     6,275,000     6,306,375
                                                                   ------------
                                                                      7,516,787
District of Columbia 1.1%
District of Columbia Revenue - Medstar
  University Hospital Project:
  6.40%, Due 8/15/31 (Mandatory Put at
  $100 on 2/15/04)                                      3,500,000     3,596,250
  6.80%, Due 8/15/31 (Mandatory Put at
  $100 on 2/15/06)                                      2,000,000     2,112,500
                                                                   ------------
                                                                      5,708,750
Georgia 1.1%
Atlanta, Georgia Urban Residential Finance
  Authority MFHR Refunding - Ford Factory
  Square Apartments Project, 6.00%,
  Due 12/01/30 (Mandatory Put at $100
  on 12/01/02)                                          5,655,000     5,699,561

Indiana 1.4%
Indiana DFA PCR Refunding - Southern
  Indiana Gas and Electric Project
  (Mandatory Put at $100 on 3/01/06):
  4.75%, Due 3/01/25                                    4,000,000     4,135,000
  5.00%, Due 3/01/30                                    2,800,000     2,915,500
                                                                   ------------
                                                                      7,050,500
Iowa 1.0%
Chillicothe, Iowa PCR Refunding - IES
  Utilities, Inc. Project, 4.25%, Due 11/01/23
  (Mandatory Put at $100 on 11/01/03)                   4,895,000     5,005,138

--------------------------------------------------------------------------------
               STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)

                                                      Shares or
                                                      Principal       Value
                                                       Amount        (Note 2)
--------------------------------------------------------------------------------
Massachusetts 1.7%
Massachusetts Development Finance Agency
 First Mortgage Revenue - LaSell Village
 Project, 5.625%, Due 12/01/28 (Mandatory
 Put at $100 on 12/01/03)                             $3,500,000   $  3,447,500
Massachusetts Health and Educational
 Facilities Authority Revenue - Hillcrest
 Extended Care Project, 4.50%, Due 10/01/26
 (Mandatory Put at $100 on 4/01/06)                    5,000,000      5,112,500
                                                                   ------------
                                                                      8,560,000
Michigan 1.9%
Dickinson County, Michigan EDC Solid Waste
 Disposal Revenue Refunding - Champion
 International Corporation Project,
 6.55%, Due 3/01/07                                    3,000,000      3,054,000
Michigan Hospital Finance Authority
 Revenue - Ascension Health Credit Project:
 5.05%, Due 11/15/33 (Mandatory Put at
 $100 on 11/15/04)                                     5,000,000      5,206,250
 5.30%, Due 11/15/33 (Mandatory Put at
 $100 on 11/15/06)                                     1,250,000      1,323,437
                                                                   ------------
                                                                      9,583,687
Mississippi 0.4%
Moss Point, Mississippi Redevelopment
 Authority Urban Development Revenue -
 Jackson County Motel Project,
 5.50%, Due 8/01/05                                    2,190,000      2,195,782

Nevada 1.3%
Washoe County, Nevada Water Facility
 Revenue Refunding - Sierra Pacific Power
 Company Project, 5.75%, Due 3/01/36
 (Mandatory Put at $100 on 5/01/03)                    6,500,000      6,654,375

New Hampshire 0.8%
New Hampshire Business Finance Authority
 PCR Refunding - United Illuminating
 Company Project, 4.55%, Due 7/01/27
 (Mandatory Put at $100 on 2/01/04)                    2,000,000      2,042,500
New Hampshire Health and Educational
 Authority Hospital Revenue, 5.25%,
 Due 10/01/21 (Mandatory Put at
 $100 on 10/01/04)                                     2,000,000      2,052,500
                                                                   ------------
                                                                      4,095,000
Ohio 1.6%
Montgomery County, Ohio Health Care
 Facilities Revenue Refunding EXTRAS -
 Friendship Village of Dayton Project,
 5.375%, Due 2/01/22 (Mandatory Put
 at $100 on 2/01/03)                                   1,050,000        913,500
Ohio Air Quality Development Authority
 PCR - Ohio Edison Project, 5.80%, Due
 6/01/16 (Mandatory Put at $100 on 12/01/04)           1,525,000      1,606,969
Ohio Air Quality Development Authority
 Revenue Refunding - Toledo Edison
 Company Pollution Control Project,
 4.00%, Due 9/01/33 (Mandatory Put
 at $100 on 9/01/03)                                   1,000,000      1,005,000
Ohio Water Development Authority Facilities
 PCR Refunding - Ohio Edison Company
 Project, 4.30%, Due 6/01/33 (Mandatory
 Put at $100 on 6/01/03)                               2,000,000      2,017,500
Perry County, Ohio Nursing Facilities Revenue
 Refunding - New Lexington Health Care
 Project, 6.50%, Due 9/01/10 (Mandatory
 Put at $100 on 9/01/03)                               2,235,000      2,283,790
                                                                   ------------
                                                                      7,826,759
Pennsylvania 1.3%
Beaver County, Pennsylvania IDA PCR
 Refunding - Ohio Edison Company Project,
 4.65%, Due 6/01/33 (Mandatory Put at
 $100 on 6/01/04)                                      4,260,000      4,318,575
Montgomery County, Pennsylvania IDA PCR
 Refunding - Peco Energy Company,
 5.20%, Due 10/01/30 (Mandatory Put at
 $100 on 10/01/04)                                     2,000,000      2,087,500
                                                                   ------------
                                                                      6,406,075
South Carolina 0.5%
South Carolina Jobs-EDA EDR Refunding
 EXTRAS - Westminster Presbyterian Center,
 Inc. Project, 5.20%, Due 11/15/28
 (Mandatory Put at $100 on 11/15/03)                   2,455,000      2,418,175

Texas 6.0%
Bexar County, Texas HFC MFHR - Park Ridge
 Apartments Project, 5.50%, Due 5/01/35
 (Mandatory Put at $100 on 5/01/03)                    4,775,000      4,792,906
Brazos River Authority Collateralized PCR
 Refunding - Texas Utilities Electric
 Company Project, 5.05%, Due 6/01/30
 (Mandatory Put at $100 on 6/19/06)                    5,000,000      5,156,250
Brazos River Authority PCR Refunding -
 Texas Utilities Electric Company Project,
 4.95%, Due 10/01/30 (Mandatory Put at
 $100 on 4/01/04)                                      5,250,000      5,368,125
Brazos River Authority Revenue Refunding -
 Reliant Energy, Inc. Project, 5.20%, Due
 12/01/18 (Mandatory Put at $100 on 12/01/02)          4,000,000      4,088,240
Harris County, Texas HFC MFHR - Bryant
 Development Project, 4.125%, Due 9/01/05                314,629        318,168
Lancaster, Texas HFC MFHR -
 Intervest-Lancaster Project:
 3.96%, Due 6/15/04                                    2,925,000      2,935,969
 4.3725%, Due 6/15/04                                    377,812        379,229
Matagorda County, Texas Navigational District
 Number 1 PCR Refunding - Central Power &
 Light Company Project, 4.55%, Due 11/01/29
 (Mandatory Put at $100 on 11/01/06)                   7,430,000      7,430,000
                                                                   ------------
                                                                     30,468,887

Virginia 1.3%
Chesterfield County, Virginia IDA Revenue -
 Bon Secours Health Systems Project,
 5.70%, Due 11/15/30 (Mandatory Put at
 $100 on 11/15/03)                                     4,000,000      4,190,000
Henrico County, Virginia EDA Revenue -
 Bon Secours Health System Project, 5.75%,
 Due 11/15/30 (Mandatory Put at
 $100 on 11/15/04)                                     2,000,000      2,117,500
                                                                   ------------
                                                                      6,307,500
Washington 0.4%
Chelan County, Washington Public Utility
 District Number 1 Consolidated Revenue -
 Chelan Hydro Project, 5.70%, Due 7/01/68
 (Mandatory Put at $100 on 7/01/08)                    1,865,000      2,032,850
--------------------------------------------------------------------------------
Total Variable Rate Put Bonds (Cost $121,011,432)                   123,467,201
--------------------------------------------------------------------------------

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 2001
--------------------------------------------------------------------------------

               STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)

                                                     Shares or
                                                     Principal        Value
                                                      Amount         (Note 2)
--------------------------------------------------------------------------------
Short-Term Investments (a) 12.6%
Municipal Bonds 5.4%
Colorado 0.5%
Eaglebend, Colorado Affordable Housing
  Corporation MFHR Refunding - Housing
  Project, 5.45%, Due 7/01/02                       $   335,000    $    336,367
Meridian, Colorado Metropolitan District
  GO,7.00%, Due 12/01/01 .                            1,250,000       1,254,425
Montrose County, Colorado COP, 6.10%,
  Due 6/15/02                                         1,000,000       1,022,780
                                                                   ------------
                                                                      2,613,572
Kansas 0.3%
Kansas Independent College Finance
  Authority RAN, 5.00%, Due 5/01/02                   1,500,000       1,504,290

Kentucky 0.4%
Kenton County, Kentucky Airport Board
  Special Facilities Revenue - Delta Airlines,
  Inc. Project, 6.75%, Due 2/01/02                    2,000,000       2,013,940

Minnesota 0.7%
Woodbury, Minnesota Lease Revenue -
  Minnesota Math and Science Academy
  Project, 5.50%, Due 11/01/28 (Mandatory
  Put at $100 on 5/01/02)                             3,535,000       3,534,258

Missouri 0.4%
St. Louis, Missouri Airport Revenue,
  6.25%, Due 1/01/02                                  2,040,000       2,049,710

Nebraska 0.0%
American Public Energy Agency, Nebraska
  Gas Supply Revenue - Nebraska Public Gas
  Agency Project, 3.75%, Due 6/01/02                    100,000         100,795

New Hampshire 0.1%
New Hampshire IDA Industrial Facilities
  Revenue - Permattach Tool Project,
  7.70%, Due 12/01/01                                   225,000         225,871

New Jersey 0.2%
West Milford Township, New Jersey
  Municipal Utlilites Authority Revenue,
  5.125%, Due 12/01/01                                1,000,000       1,002,000

New York 0.7%
Corinth, New York Industrial Development
  Agency Solid Waste Disposal Revenue -
  International Paper Company Project,
  4.90%, Due 9/01/12 (Mandatory Put
  at $100 on 3/01/02)                                 3,500,000       3,513,020

Ohio 0.8%
Akron, Ohio COP - Akron Municipal Baseball
  Stadium Project, Zero %, Due 12/01/01               1,000,000         998,270
Cleveland, Ohio City School District Energy
  Conservation Improvement GO, 6.53%:
  Due 3/15/02                                           740,000         751,315
  Due 9/15/02                                           760,000         787,626
Woodlawn, Ohio BAN, 5.55%, Due 12/15/01               1,700,000       1,704,437
                                                                   ------------
                                                                      4,241,648
Pennsylvania 0.4%
Pennsylvania Higher EFA Health Services
  Revenue - University of Pennsylvania
  Project, 5.125%, Due 1/01/02                        2,060,000       2,067,910

Texas 0.5%
Dallas-Fort Worth, Texas International
  Airport Facility Improvement Corporation
  Revenue - Delta Air Lines, Inc. Project,
  7.00%, Due 11/01/01                                 2,500,000       2,500,000

Utah 0.2%
West Valley City, Utah Municipal Building
  Authority Lease Revenue Refunding - West
  Valley Event Center Project,
  8.25%, Due 5/01/02                                    820,000         827,413

Washington 0.2%
Sumner, Washington Local Improvement
  District BAN, 3.50%, Due 5/01/02 (b)                1,000,000       1,002,380
                                                                   ------------
Total Municipal Bonds                                                27,196,807

Variable Rate Put Bonds 2.0%
Alabama 0.6%
Selma, Alabama IDB PCR - International
  Paper Company Project, 4.25% (Mandatory
  Put at $100 on 7/15/02):
  Due 7/15/06                                           800,000         800,000
  Due 7/15/08                                         2,150,000       2,150,000
                                                                   ------------
                                                                      2,950,000
Texas 1.4%
Northwest Trails Apartment Trust Pass-Thru
  Certificates, 5.50%, Due 4/01/13
  (Mandatory Put at $100 on 10/01/02)                 7,280,000       7,279,490
                                                                   ------------
Total Variable Rate Put Bonds                                        10,229,490

Annual Variable Rate Put Bonds 1.4%
Illinois 0.7%
Peoria County, Illinois Congregate Care
  Revenue - St. Francis Woods Project,
  5.625%, Due 4/01/28 (Mandatory Put
  at $100 on 4/01/02)                                 3,745,000       3,557,750

Missouri 0.7%
Jackson County, Missouri IDA MFHR - Pine
  Valley Apartments Project, 5.20%, Due
  3/01/28 (Mandatory Put at $100 on 3/01/02)          3,720,000       3,720,000
                                                                   ------------
Total Annual Variable Rate Put Bonds                                  7,277,750

Monthly Variable Rate Put Bonds 0.4%
New York
New York Dormitory Authority Revenue -
  Mount Sinai and NYU Hospitals Project,
  5.50%, Due 11/28/01                                 2,000,000       2,000,000

Municipal Funds 3.4%
Multiple States
Strong Municipal Money Market Fund (d)               17,045,000      17,045,000
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $63,788,654)                      63,749,047
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $524,615,571) 104.7%          528,394,795
Other Assets and Liabilities, Net (4.7%)                            (23,733,718)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                  $504,661,077
===============================================================================

--------------------------------------------------------------------------------
STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)

--------------------------------------------------------------------------------
FUTURES
--------------------------------------------------------------------------------

                                                   Underlying
                                     Expiration    Face Amount      Unrealized
                                        Date        at Value      (Depreciation)
--------------------------------------------------------------------------------
Sold:
215 Five-Year U.S. Treasury Notes      12/01       $23,619,766      ($372,734)
 90 Ten-Year U.S. Treasury Notes       12/01        10,036,406       (258,391)
 25 Two-Year U.S. Treasury Notes       12/01         5,305,078        (47,656)

LEGEND

(a) Short-term investments include any security which has a remaining maturity of less than one year.
(b)  All or a portion of security is when-issued.
(c) All or a portion of security is pledged to cover margin requirements on open futures contracts.
(d)  Affiliated issuer (see Note 8 of Notes to Financial Statements).

Maturity date represents actual maturity or the longer of the next put date or interest adjustment date.

Percentages are stated as a percent of net assets.

--------------------------------------------------------------------------------
ABBREVIATIONS
--------------------------------------------------------------------------------

The following is a list of abbreviations that may be used in the Schedules of Investments in Securities:

BAN    -- Bond Anticipation Notes
BP     -- Basis Points
CDA    -- Commercial Development Authority
CDR    -- Commercial Development Revenue
COP    -- Certificates of Participation
DFA    -- Development Finance Authority
EDA    -- Economic Development Authority
EDC    -- Economic Development Corporation
EDFA   -- Economic Development Finance Authority
EDR    -- Economic Development Revenue
EFA    -- Educational Facilities Authority
EXTRAS -- Extendable Rate Adjustable Securities
GO     -- General Obligation
HDA    -- Housing Development Authority
HDC    -- Housing Development Corporation
HFA    -- Housing Finance Authority
HFC    -- Housing Finance Corporation
IBA    -- Industrial Building Authority
IBR    -- Industrial Building Revenue
IDA    -- Industrial Development Authority
IDB    -- Industrial Development Board
IDC    -- Industrial Development Corporation
IDFA   -- Industrial Development Finance Authority
IDR    -- Industrial Development Revenue
IFA    -- Investment Finance Authority
MERLOT -- Municipal Exempt Receipt - Liquidity Optional Tender
MFHR   -- Multi-Family Housing Revenue
MFMR   -- Multi-Family Mortgage Revenue
PCFA   -- Pollution Control Financing Authority
PCR    -- Pollution Control Revenue
RAN    -- Revenue Anticipation Notes
SFHR   -- Single Family Housing Revenue
SFMR   -- Single Family Mortgage Revenue
TAN    -- Tax Anticipation Notes
TRAN   -- Tax and Revenue Anticipation Notes

                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
----------------------------------------------------------------------------------------------------------------
October 31, 2001 (Note 1)


                                                                       (In Thousands, Except Per Share Amounts)

                                                                      Strong Intermediate       Strong Wisconsin
                                                                      Municipal Bond Fund         Tax-Free Fund
                                                                      -------------------       ----------------
Assets:
  Investments in Securities, at Value

    Unaffiliated Issuers (Cost of $2,021 and $28,504, respectively)          $2,049                  $28,957
    Affiliated Issuers (Cost of $13 and $0, respectively)                        13                       --
  Receivable for Fund Shares Sold                                                --                       30
  Interest and Dividends Receivable                                              22                      399
  Other Assets                                                                   35                        3
                                                                             ------                  -------
  Total Assets                                                                2,119                   29,389

Liabilities:
  Payable for Securities Purchased                                               74                    1,486
  Dividends Payable                                                               6                      113
  Accrued Operating Expenses and Other Liabilities                               34                       --
                                                                             ------                  -------
  Total Liabilities                                                             114                    1,599
                                                                             ------                  -------
Net Assets                                                                   $2,005                  $27,790
                                                                             ======                  =======

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                              $1,970                  $27,309
  Undistributed Net Realized Gain                                                 7                       28
  Net Unrealized Appreciation                                                    28                      453
                                                                             ------                   ------
  Net Assets                                                                 $2,005                  $27,790
                                                                             ======                  =======
Capital Shares Outstanding (Unlimited Number Authorized)                        196                    2,683

Net Asset Value Per Share                                                    $10.25                   $10.36
                                                                             ======                   ======

                       See Notes to Financial Statements.


STATEMENTS OF ASSETS AND LIABILITIES (continued)
----------------------------------------------------------------------------------------------------------------
October 31, 2001 (Note 1)
                                                                        (In Thousands, Except Per Share Amounts)

                                                                        Strong High-Yield      Strong Short-Term
                                                                            Municipal             High Yield
                                                                            Bond Fund           Municipal Fund
                                                                        -----------------      -----------------
Assets:
  Investments in Securities, at Value
    Unaffiliated Issuers (Cost of $334,456 and $137,792, respectively)      $267,011               $132,131
    Affiliated Issuers (Cost of $10,875 and $6,390, respectively)             10,875                  6,390
  Receivable for Securities Sold                                                 981                  2,952
  Receivable for Fund Shares Sold                                                  8                      2
  Interest and Dividends Receivable                                            5,281                  2,833
  Other Assets                                                                    72                     70
                                                                            --------               --------
  Total Assets                                                               284,228                144,378

Liabilities:
  Payable for Securities Purchased                                               971                  5,061
  Payable for Fund Shares Redeemed                                                81                     20
  Dividends Payable                                                            1,376                    552
  Variation Margin Payable                                                        48                     29
  Accrued Operating Expenses and Other Liabilities                                94                     35
                                                                            --------               --------
  Total Liabilities                                                            2,570                  5,697
                                                                            --------               --------
Net Assets                                                                  $281,658               $138,681
                                                                            ========               ========

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                             $384,707               $147,968
  Accumulated Net Realized Loss                                              (35,516)                (3,515)
  Net Unrealized Depreciation                                                (67,533)                (5,772)
                                                                            --------               --------
  Net Assets                                                                $281,658               $138,681
                                                                            ========               ========
Capital Shares Outstanding (Unlimited Number Authorized)                      34,516                 14,505

Net Asset Value Per Share                                                      $8.16                  $9.56
                                                                               =====                  =====

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
October 31, 2001 (Note 1)

                                                                        (In Thousands, Except Per Share Amounts)

                                                                                               Strong Short-Term
                                                                        Strong Municipal           Municipal
                                                                            Bond Fund              Bond Fund
                                                                        ----------------       -----------------
Assets:
  Investments in Securities, at Value
    Unaffiliated Issuers (Cost of $263,096 and $507,571, respectively)      $255,481               $511,350
    Affiliated Issuers (Cost of $2,275 and $17,045, respectively)              2,275                 17,045
  Receivable for Securities Sold                                               6,094                     --
  Receivable for Fund Shares Sold                                                 --                    352
  Interest and Dividends Receivable                                            4,178                  7,297
  Other Assets                                                                   103                     10
                                                                            --------               --------
  Total Assets                                                               268,131                536,054

Liabilities:
  Payable for Securities Purchased                                             5,971                 29,068
  Payable for Fund Shares Redeemed                                                42                    379
  Dividends Payable                                                              911                  1,679
  Variation Margin Payable                                                        99                    175
  Accrued Operating Expenses and Other Liabilities                                98                     92
                                                                            --------               --------
  Total Liabilities                                                            7,121                 31,393
                                                                            --------               --------
Net Assets                                                                  $261,010               $504,661
                                                                            ========               ========

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                             $315,247               $515,758
  Accumulated Net Investment Income (Loss)                                        (2)                     1
  Accumulated Net Realized Loss                                              (46,333)               (14,198)
  Net Unrealized Appreciation (Depreciation)                                  (7,902)                 3,100
                                                                            --------               --------
  Net Assets                                                                $261,010               $504,661
                                                                            ========               ========
Capital Shares Outstanding (Unlimited Number Authorized)                      29,361                 51,587

Net Asset Value Per Share                                                      $8.89                  $9.78
                                                                               =====                  =====

                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the Period Ended October 31, 2001 (Note 1)

                                                                            (In Thousands)

                                                                         Strong           Strong
                                                                      Intermediate      Wisconsin
                                                                     Municipal Bond     Tax-Free
                                                                          Fund            Fund
                                                                     --------------     ---------
Income:
  Interest                                                                 $16            $359
  Dividends - Affiliated Issuers                                             1              --
                                                                           ---            ----
  Total Income                                                              17             359

Expenses:
  Investment Advisory Fees                                                   1              28
  Administrative Fees                                                        1              21
  Custodian Fees                                                             1               8
  Shareholder Servicing Costs                                               --               5
  Professional Fees                                                          8              27
  Reports to Shareholders                                                    2              28
  Federal and State Registration Fees                                        3               7
  12b-1 Fees                                                                 1              19
  Other                                                                      1               1
                                                                           ---            ----
  Total Expenses before Waivers, Absorptions, and Earnings Credits          18             144
  Voluntary Expense Waivers and Absorptions                                (18)           (143)
  Earnings Credits                                                          --              (1)
                                                                           ---            ----
  Expenses, Net                                                             --              --
                                                                           ---            ----
Net Investment Income                                                       17             359

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                                              7              24
    Futures Contracts                                                       --               4
                                                                           ---            ----
    Net Realized Gain                                                        7              28
  Net Change in Unrealized Appreciation/Depreciation on Investments         28             453
                                                                           ---            ----
Net Gain on Investments                                                     35             481
                                                                           ---            ----
Net Increase in Net Assets Resulting from Operations                       $52            $840
                                                                           ===            ====

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Period Ended October 31, 2001 (Note 1)

                                                                              (In Thousands)

                                                                         Strong             Strong
                                                                       High-Yield         Short-Term
                                                                        Municipal         High Yield
                                                                        Bond Fund       Municipal Fund
                                                                       ----------       --------------
Income:
  Interest                                                               $22,635             $7,699
  Dividends - Affiliated Issuers                                             349                 84
                                                                         -------             ------
  Total Income                                                            22,984              7,783

Expenses:
  Investment Advisory Fees                                                 1,129                453
  Administrative Fees - Investor Class                                       843                339
  Administrative Fees - Advisor Class                                          1                 --
  Custodian Fees                                                              21                 11
  Shareholder Servicing Costs - Investor Class                               317                 55
  Reports to Shareholders - Investor Class                                   135                 21
  Reports to Shareholders - Advisor Class                                      6                  4
  12b-1 Fees - Advisor Class                                                   1                 --
  Professional Fees                                                          168                 19
  Federal and State Registration Fees                                         57                 92
  Other                                                                       30                 12
                                                                         -------             ------
  Total Expenses before Waivers, Absorptions, Fees Paid Indirectly by
    Advisor and Earnings Credits                                           2,708              1,006
  Voluntary Expense Waivers and Absorptions                                  (80)               (24)
  Fees Paid Indirectly by Advisor - Investor Class                            (8)                --
  Earnings Credits                                                            (1)                --
                                                                         -------             ------
  Expenses, Net                                                            2,619                982
                                                                         -------             ------
Net Investment Income                                                     20,365              6,801

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                                          (11,975)                (5)
    Futures Contracts                                                     (1,078)              (175)
                                                                         -------             ------
    Net Realized Loss                                                    (13,053)              (180)
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                                          (11,471)               (97)
    Futures Contracts                                                         56                (81)
                                                                         -------             ------
    Net Change in Unrealized Appreciation/Depreciation                   (11,415)              (178)
                                                                         -------             ------
Net Loss on Investments                                                  (24,468)              (358)
                                                                         -------             ------
Net Increase (Decrease) in Net Assets Resulting from Operations         ($ 4,103)            $6,443
                                                                         =======             ======

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Period Ended October 31, 2001 (Note 1)

                                                                             (In Thousands)

                                                                         Strong            Strong
                                                                       Municipal         Short-Term
                                                                          Bond            Municipal
                                                                          Fund            Bond Fund
                                                                       ---------         ----------
Income:
  Interest                                                               $13,890           $18,952
  Dividends - Unaffiliated Issuers                                           220                 4
  Dividends - Affiliated Issuers                                             275               422
                                                                         -------           -------
  Total Income                                                            14,385            19,378

Expenses:
  Investment Advisory Fees                                                   860               899
  Administrative Fees - Investor Class                                       641               947
  Administrative Fees - Institutional Class                                    1                 1
  Administrative Fees - Advisor Class                                         --                 2
  Custodian Fees                                                              23                18
  Shareholder Servicing Costs - Investor Class                               275               208
  Shareholder Servicing Costs - Advisor Class                                 --                 1
  Reports to Shareholders - Investor Class                                   119                72
  Reports to Shareholders - Institutional Class                                7                 3
  Reports to Shareholders - Advisor Class                                      7                 3
  12b-1 Fees - Advisor Class                                                  --                 2
  Professional Fees                                                          365                43
  Other                                                                       96               141
                                                                         -------           -------
  Total Expenses before Waivers, Absorptions, Fees Paid Indirectly by
    Advisor and Earnings Credits                                           2,394             2,340
  Voluntary Expense Waivers and Absorptions                                  (78)               (3)
  Fees Paid Indirectly by Advisor - Investor Class                            (3)               --
  Earnings Credits                                                            (3)               --
                                                                         -------           -------
  Expenses, Net                                                            2,310             2,337
                                                                         -------           -------
Net Investment Income                                                     12,075            17,041

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                                           (7,867)            1,857
    Futures Contracts                                                       (193)             (106)
                                                                         -------           -------
    Net Realized Gain (Loss)                                              (8,060)            1,751
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                                           17,085             5,206
    Futures Contracts                                                       (246)             (679)
                                                                         -------           -------
    Net Change in Unrealized Appreciation/Depreciation                    16,839             4,527
                                                                         -------           -------
Net Gain on Investments                                                    8,779             6,278
                                                                         -------           -------
Net Increase in Net Assets Resulting from Operations                     $20,854           $23,319
                                                                         =======           =======

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                              (In Thousands)

                                                                                                          Strong          Strong
                                                                                                       Intermediate      Wisconsin
                                                                                                         Municipal        Tax-Free
                                                                                                         Bond Fund          Fund
                                                                                                       -------------   -------------
                                                                                                       Period Ended     Period Ended
                                                                                                       Oct. 31, 2001   Oct. 31, 2001
                                                                                                       -------------   -------------
                                                                                                         (Note 1)        (Note 1)
Operations:
  Net Investment Income                                                                                   $   17         $   359
  Net Realized Gain                                                                                            7              28
  Net Change in Unrealized Appreciation/Depreciation                                                          28             453
                                                                                                          ------         -------
  Net Increase in Net Assets Resulting from Operations                                                        52             840
Distributions From Net Investment Income                                                                     (17)           (359)
Capital Share Transactions (Note 6):
  Net Increase in Net Assets from Capital Share Transactions                                               1,970          27,309
                                                                                                          ------         -------
Total Increase in Net Assets                                                                               2,005          27,790
Net Assets:
  Beginning of Period                                                                                         --              --
                                                                                                          ------         -------
  End of Period                                                                                           $2,005         $27,790
                                                                                                          ======         =======



                                            Strong High-Yield Municipal Bond Fund       Strong Short-Term High Yield Municipal Fund
                                       ---------------------------------------------   ---------------------------------------------
                                         Year Ended     Period Ended     Year Ended      Year Ended     Period Ended     Year Ended
                                       Oct. 31, 2001   Oct. 31, 2000   Aug. 31, 2000   Oct. 31, 2001   Oct. 31, 2000   Aug. 31, 2000
                                       -------------   -------------   -------------   -------------   -------------   -------------
                                          (Note 1)        (Note 1)                        (Note 1)        (Note 1)
Operations:
  Net Investment Income                   $ 20,365        $  4,644        $ 32,049        $  6,801          $  1,176       $  7,234
  Net Realized Loss                        (13,053)         (3,281)        (13,664)           (180)             (429)        (2,750)
  Net Change in Unrealized
    Appreciation/Depreciation              (11,415)         (4,409)        (38,042)           (178)              108         (3,125)
                                          --------        --------        --------        --------          --------       --------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations               (4,103)         (3,046)        (19,657)          6,443               855          1,359
Distributions:
  From Net Investment Income:
    Investor Class                         (20,354)         (4,651)        (32,049)         (6,800)           (1,176)        (7,234)
    Advisor Class                              (11)             --              --              (1)               --             --
                                          --------        --------        --------        --------          --------       --------
  Total Distributions                      (20,365)         (4,651)        (32,049)         (6,801)           (1,176)        (7,234)
Capital Share Transactions (Note 6):
  Net Increase (Decrease) in Net Assets
    from Capital Share Transactions       (110,420)        (14,476)       (144,953)          5,647            (6,701)       (35,408)
                                          --------        --------        --------        --------          --------       --------
Total Increase (Decrease) in Net Assets   (134,888)        (22,173)       (196,659)          5,289            (7,022)       (41,283)
Net Assets:
  Beginning of Year                        416,546         438,719         635,378         133,392           140,414        181,697
                                          --------        --------        --------        --------          --------       --------
  End of Year                             $281,658        $416,546        $438,719        $138,681          $133,392       $140,414
                                          ========        ========        ========        ========          ========       ========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------


                                                                             (In Thousands)

                                                   Strong Municipal Bond Fund              Strong Short-Term Municipal Bond Fund
                                       ---------------------------------------------   ---------------------------------------------
                                         Year Ended     Period Ended     Year Ended      Year Ended     Period Ended     Year Ended
                                       Oct. 31, 2001   Oct. 31, 2000   Aug. 31, 2000   Oct. 31, 2001   Oct. 31, 2000   Aug. 31, 2000
                                       -------------   -------------   -------------   -------------   -------------   -------------
                                          (Note 1)        (Note 1)                        (Note 1)        (Note 1)
Operations:
  Net Investment Income                    $ 12,075        $  2,342        $ 17,122        $ 17,041        $  2,571        $ 14,066
  Net Realized Gain (Loss)                   (8,060)         (1,630)        (9,043)           1,751             116            (878)
  Net Change in Unrealized
    Appreciation/Depreciation                16,839          (4,498)        (13,566)          4,527            (515)         (2,999)
                                           --------        --------        --------        --------        --------        --------
Net Increase (Decrease) in Net Assets
  Resulting from Operations                  20,854          (3,786)         (5,487)         23,319           2,172          10,189
Distributions:
  From Net Investment Income:
    Investor Class                          (11,915)         (2,342)        (17,122)        (16,894)         (2,550)        (14,046)
    Institutional Class                        (157)             --              --            (120)             (2)             --
    Advisor Class                                (5)             --              --             (27)            (21)            (22)
                                           --------        --------        --------        --------        --------        --------
  Total Distributions                       (12,077)         (2,342)        (17,122)        (17,041)         (2,573)        (14,068)
Capital Share Transactions (Note 6):
  Net Increase (Decrease) in Net Assets
    from Capital Share Transactions          (7,172)         (8,148)        (73,922)        179,550           8,921         (10,547)
                                           --------        --------        --------        --------        --------        --------

Total Increase (Decrease) in Net Assets       1,605         (14,276)        (96,531)        185,828           8,520         (14,426)
Net Assets:
  Beginning of Year                         259,405         273,681         370,212         318,833         310,313         324,739
                                           --------        --------        --------        --------        --------        --------
  End of Year                              $261,010        $259,405        $273,681        $504,661        $318,833        $310,313
                                           ========        ========        ========        ========        ========        ========

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
October 31, 2001


1.   Organization
     The accompanying financial statements represent the Strong Municipal Income Funds (the "Funds"), which include the following funds, each with its own investment objectives and policies:

     - Strong Intermediate Municipal Bond Fund/(3)/ (a series of Strong Municipal Funds, Inc./(1)/)

     - Strong Wisconsin Tax-Free Fund/(2)/ (a series of Strong Municipal Funds, Inc./(1)/)

     - Strong High-Yield Municipal Bond Fund/(3)/ (a series of Strong High-Yield Municipal Bond Fund, Inc./(1)/)

     - Strong Short-Term High Yield Municipal Fund/(3)/ (a series of Strong Municipal Funds, Inc./(1)/)

     - Strong Municipal Bond Fund/(3)/ (a series of Strong Municipal Bond Fund, Inc./(1)/)


     - Strong Short-Term Municipal Bond Fund/(3)/ (a series of Strong Short-Term Municipal Bond Fund, Inc./(1)/)

          /(1)/ An open-end management investment company registered under the Investment Company Act of 1940, as amended.

          /(2)/ Non-Diversified Fund

          /(3)/ Diversified Fund

     Effective July 31, 2001, Strong Intermediate Municipal Bond Fund commenced operations.

     Effective April 6, 2001, Strong Wisconsin Tax-Free Fund commenced operations.

     Effective October 17, 2001, the Strong High-Yield Municipal Bond Fund, Strong Short-Term High Yield Municipal Fund, Strong Municipal Bond Fund and Strong Short-Term Municipal Bond Fund have liquidated their Institutional classes and have merged their Advisor classes into their Investor classes.

     During 2000, the Board of Directors of Strong High-Yield Municipal Bond Fund, Strong Short-Term High Yield Municipal Fund, Strong Municipal Bond Fund and Strong Short-Term Municipal Bond Fund approved changing their fiscal year-end from August 31st to October 31st.

2.   Significant Accounting Policies
     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Securities of the Funds are valued at fair value at last sales price or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          Strong High-Yield Municipal Bond Fund and Strong Short-Term High Yield Municipal Fund principally invest in medium- and lower-quality bonds, including high-yield bonds. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The lack of a liquid secondary market for certain securities may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

          The Funds may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, the Fund's asset value and ability to dispose of particular securities, when necessary to meet the Fund's liquidity needs or in response to a specific economic event, may be impacted.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.


          Net investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

          Each Fund generally pays dividends from net investment income monthly and distributes net capital gains, if any, that it realizes annually. Dividends are declared on each day the net asset value is calculated except bank holidays.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

     (E) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Each Fund designates liquid securities as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (G) Earnings Credit Arrangements -- Earnings Credits are earned from the custodian on positive cash balances maintained in custodian accounts. These earnings credits serve to reduce the custodian's fees incurred by certain Funds and are reported as Earnings Credits in the Fund's Statement of Operations.

     (H) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

3.   Related Party Transactions
     Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Funds are affiliated, provides investment advisory, administrative, shareholder recordkeeping and related services to the Funds. Investment advisory and administrative fees, which are established by terms of the advisory and administrative agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

                                                                   Administrative         Administrative         Administrative
                                                                       Fees -                  Fees -               Fees -
                                               Advisory Fees      Investor Class       Institutional Class       Advisor Class
                                               Nov. 1, 2000-      July 23, 2001-          Nov. 1, 2000-          July 23, 2001-
                                               Oct. 31, 2001     Oct. 31, 2001/(3)/       Oct. 17, 2001        Oct. 17, 2001/(3)/
                                               -------------     -----------------     -------------------     -----------------
Strong Intermediate Municipal Bond Fund/(1)/      0.37%*              0.28%                   ****                    ****
Strong Wisconsin Tax-Free Fund/(2)/               0.37%*              0.28%                   ****                    ****
Strong High-Yield Municipal Bond Fund             0.35%**             0.28%                   ****                    0.28%
Strong Short-Term High Yield Municipal Fund       0.35%**             0.28%                   ****                    0.28%
Strong Municipal Bond Fund                        0.35%**             0.28%                   0.02%                   0.28%
Strong Short-Term Municipal Bond Fund             0.25%***            0.28%                   0.02%                   0.28%

 (1) Advisory and Administrative fees are for the period July 31, 2001 to October 31, 2001.
 (2) Advisory and Administrative fees are for the period April 6, 2001 to October 31, 2001.
 (3) For the period 11-1-00 to 7-22-01 the Administrative Fees rate was 0.25%.
   * The investment advisory fees are 0.37% for the first $4 billion, 0.345% for $4 to $6 billion, and 0.32% thereafter.
  ** The investment advisory fees are 0.35% for the first $4 billion, 0.325%
     for $4 to $6 billion, and 0.30% thereafter.
 *** The investment advisory fees are 0.25% for the first $4 billion, 0.225%
     for $4 to $6 billion, and 0.20% thereafter.
**** These classes are not offered.

--------------------------------------------------------------------------------
October 31, 2001

     The Funds' Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees for the Investor Class are based on contractually established rates for each open and closed shareholder account. Shareholder recordkeeping and related service fees for the Institutional and Advisor Classes were paid at an annual rate of 0.015% and 0.20%, respectively, of the average daily net asset value of each respective class. The Advisor also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Fund's level of subscription and redemption activity. Charges allocated to the Funds by the Advisor are included in Transfer Agency Banking Charges in the Funds' Statement of Operations, unless otherwise indicated. Credits allocated by the Advisor, if any, serve to reduce the shareholder servicing expenses incurred by the Funds and are reported as Fees Paid Indirectly by Advisor in the Funds' Statement of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

     The Funds have entered into a distribution agreement with Strong Investments, Inc. (the "Distributor"), pursuant to Rule 12b-1 under the 1940 Act, on behalf of Strong Intermediate Municipal Bond Fund, Strong Wisconsin Tax-Free Fund and each of the Fund's Advisor Class shares. Under the agreement, the Distributor is paid an annual rate of 0.25% of the average daily net assets of Strong Intermediate Municipal Bond Fund, Strong Wisconsin Tax-Free Fund and the Advisor Class shares as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund's shares. For the period ended October 31, 2001, Strong Intermediate Municipal Bond Fund and Strong Wisconsin Tax-Free Fund incurred 12b-1 fees of $996 and $18,774 respectively. For the year ended October 31, 2001, Strong High-Yield Municipal Bond Fund, Strong Short-Term High Yield Municipal Fund, Strong Municipal Bond Fund and Strong Short-Term Municipal Bond Fund incurred 12b-1 fees of $497, $36, $271 and $1,626, respectively.

     The Funds may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of each Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

     Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the year ended October 31, 2001, is as follows:

                                                      Payable to     Shareholder Servicing    Transfer Agency    Unaffiliated
                                                      Advisor at      and Other Expenses          Banking         Directors'
                                                     Oct. 31, 2001      Paid to Advisor      Charges/(Credits)       Fees
                                                     -------------   ---------------------   -----------------   ------------
     Strong Intermediate Municipal Bond Fund            $    --            $    407*             $    20*           $   --*
     Strong Wisconsin Tax-Free Fund                         122               4,727**                  1**             250**
     Strong High-Yield Municipal Bond Fund               37,008             316,572               (7,852)            7,630
     Strong Short-Term High Yield Municipal Fund          7,321              54,821                  605             2,605
     Strong Municipal Bond Fund                          30,556             275,345               (3,348)            5,277
     Strong Short-Term Municipal Bond Fund               21,635             208,944                1,287             6,479

          * For the period July 31, 2001 to October 31, 2001.

         ** For the period April 6, 2001 to October 31, 2001.

     The Advisor owns 17% of the outstanding shares of Strong Intermediate Municipal Bond Fund at October 31, 2001.

--------------------------------------------------------------------------------

4.   Line of Credit

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions, which expires October 11, 2002, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $400 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest of each borrowing under the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. There were minimal borrowings under the LOC during the year. At October 31, 2001, there were no borrowings by the Funds outstanding under the LOC.

5.   Investment Transactions

     The aggregate purchases and sales of long-term securities, other than U.S. government securities, during the year ended October 31, 2001, were as follows:

                                                    Purchases        Sales
                                                  ------------   ------------
     Strong Intermediate Municipal Bond Fund*     $  3,473,489   $  1,458,035
     Strong Wisconsin Tax-Free Fund**               35,386,408      7,073,331
     Strong High-Yield Municipal Bond Fund          79,702,075    196,411,813
     Strong Short-Term High Yield Municipal Fund    80,909,888     81,974,861
     Strong Municipal Bond Fund                    292,451,630    294,833,771
     Strong Short-Term Municipal Bond Fund         466,742,672    263,211,960

         *  For the period July 31, 2001 to October 31, 2001.
        **  For the period April 6, 2001 to October 31, 2001.

     There were no purchases or sales of long-term U.S. government securities for the year ended October 31, 2001.

6.   Capital Share Transactions

                                                    Strong Intermediate    Strong Wisconsin
                                                    Municipal Bond Fund     Tax-Free Fund
                                                    -------------------    ----------------
                                                       Period Ended          Period Ended
                                                       Oct. 31, 2001         Oct. 31, 2001
                                                    -------------------    ----------------
                                                         (Note 1)              (Note 1)
Capital Share Transactions of
     the Funds Were as Follows:
     Proceeds from Shares Sold                          $2,907,801           $29,242,623
     Proceeds from Reinvestment of Distributions             9,048               213,611
     Payment for Shares Redeemed                          (946,947)           (2,147,107)
                                                        ----------           -----------
     Net Increase in Net Assets from

          Capital Share Transactions                    $1,969,902           $27,309,127
                                                        ==========           ===========
Transactions in Shares of
     the Funds Were as Follows:
     Sold                                                  287,583             2,873,484
     Issued in Reinvestment of Distributions                   890                20,875
     Redeemed                                              (92,841)             (211,522)
                                                        ----------           -----------
Net Increase in Shares of the Funds                        195,632             2,682,837
                                                        ==========           ===========

--------------------------------------------------------------------------------
October 31, 2001


                                                          Strong High-Yield Strong                   Strong Short-Term High Yield
                                                            Municipal Bond Fund                              Municipal Fund
                                                -----------------------------------------  ----------------------------------------
                                                 Year Ended    Period Ended   Year Ended    Year Ended   Period Ended   Year Ended
                                                  Oct. 31,       Oct. 31,      Aug. 31,      Oct. 31,      Oct. 31,      Aug. 31,
                                                    2001           2000          2000          2001          2000          2000
                                                ------------   ------------  ------------  -----------   ------------  ------------
                                                 (Note 1)        (Note 1)                   (Note 1)       (Note 1)
Capital Share Transactions of Each Class of
  Shares of the Funds Were as Follows:

INVESTOR CLASS
  Proceeds from Shares Sold                     $ 73,731,657   $18,425,923   $201,847,580  $61,504,412   $ 7,164,139   $110,528,131
  Proceeds from Reinvestment of Distributions     15,185,939     3,504,675     24,790,708    5,877,555     1,002,664      5,984,624
  Payment for Shares Redeemed                   (199,541,630)  (36,406,250)  (371,606,766) (61,734,873)  (14,868,080)  (151,935,441)
  Transfer in from Advisor Class                     219,438            --             --       15,000            --             --
                                                ------------   -----------   ------------  -----------   -----------   ------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                  (110,404,596)  (14,475,652)  (144,968,478)   5,662,094    (6,701,277)   (35,422,686)

ADVISOR CLASS
  Proceeds from Shares Sold                          335,127            --         15,050           --            --         15,019
  Proceeds from Reinvestment of Distributions          9,923             1              1           --            --             --
  Payment for Shares Redeemed                       (140,613)          (51)            --           --            --            (19)
  Transfer out to Investor Class                    (219,438)           --             --      (15,000)           --             --
                                                ------------   -----------   ------------  -----------   -----------   ------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                       (15,001)          (50)        15,051      (15,000)           --         15,000
                                                ------------   -----------   ------------  -----------   -----------   ------------
Net Increase (Decrease) in Net Assets
  from Capital Share Transactions              ($110,419,597) ($14,475,702) ($144,953,427) $ 5,647,094  ($ 6,701,277) ($ 35,407,686)
                                                ============   ===========   ============  ===========   ===========   ============
Transactions in Shares of Each Class of
  the Funds Were as Follows:

INVESTOR CLASS
  Sold                                             8,743,545     2,078,239     22,005,077    6,383,866       746,998     11,390,809
  Issued in Reinvestment of Distributions          1,799,025       394,434      2,698,065      610,526       104,551        614,318
  Redeemed                                       (23,636,631)   (4,119,283)   (40,359,824)  (6,418,366)   (1,550,294)   (15,570,456)
  Transfer in from Advisor Class                      25,654            --             --        1,558            --             --
                                                ------------   -----------   ------------  -----------   -----------   ------------
  Net Increase (Decrease) in Shares              (13,068,407)   (1,646,610)   (15,656,682)     577,584      (698,745)    (3,565,329)

ADVISOR CLASS
  Sold                                                39,530            --          1,687           --            --          1,560
  Issued in Reinvestment of Distributions              1,186            --             --           --            --             --
  Redeemed                                           (16,743)           (6)            --           --            --             (2)
  Transfer out to Investor Class                     (25,654)           --             --       (1,558)           --             --
                                                ------------   -----------   ------------  -----------   -----------   ------------
  Net Increase (Decrease) in Shares                   (1,681)           (6)         1,687       (1,558)           --          1,558
                                                ------------   -----------   ------------  -----------   -----------   ------------
Net Increase (Decrease) in
  Shares of the Fund                             (13,070,088)   (1,646,616)   (15,654,995)     576,026      (698,745)    (3,563,771)
                                                ============   ===========   ============  ===========   ===========   ============

-----------------------------------------------------------------------------------------------------------------------------------

                                                       Strong Municipal Bond Fund           Strong Short-Term Municipal Bond Fund
                                                -----------------------------------------  ----------------------------------------
                                                 Year Ended    Period Ended   Year Ended    Year Ended   Period Ended   Year Ended
                                                  Oct. 31,       Oct. 31,      Aug. 31,      Oct. 31,      Oct. 31,      Aug. 31,
                                                    2001           2000          2000          2001          2000          2000
                                                ------------   ------------  ------------  ------------  ------------  ------------
                                                 (Note 1)        (Note 1)                   (Note 1)       (Note 1)
Capital Share Transactions of Each Class of
  Shares of the Funds Were as Follows:

INVESTOR CLASS
  Proceeds from Shares Sold                     $114,905,372   $ 8,944,451   $ 97,511,732  $339,794,182   $30,132,082  $159,090,226
  Proceeds from Reinvestment of Distributions      9,492,315     1,870,411     13,892,617    14,093,517     2,289,991    12,103,035
  Payment for Shares Redeemed                   (132,524,747)  (18,962,465)  (185,355,967) (174,345,954)  (22,343,477) (184,754,970)
  Transfer in from Institutional Class               861,670            --             --     1,480,185            --            --
  Transfer in from Advisor Class                     123,183            --             --       385,639            --            --
                                                ------------   -----------   ------------  ------------   -----------  ------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                    (7,142,207)   (8,147,603)   (73,951,618)  181,407,569    10,078,596   (13,561,709)

INSTITUTIONAL CLASS
  Proceeds from Shares Sold                        4,363,755            --         15,000     3,587,526       672,931        15,000
  Proceeds from Reinvestment of Distributions             --            --             --       113,555            --            --
  Payment for Shares Redeemed                     (3,517,085)           --             --    (2,908,827)           --            --
  Transfer out to Investor Class                    (861,670)           --             --    (1,480,185)           --            --
                                                ------------   -----------   ------------  ------------   -----------  ------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                       (15,000)           --         15,000      (687,931)      672,931        15,000

ADVISOR CLASS
  Proceeds from Shares Sold                          504,048            --         15,025     3,424,845            --     3,015,025
  Proceeds from Reinvestment of Distributions          3,086            --             --        12,242            --            --
  Payment for Shares Redeemed                       (398,951)           --            (25)   (4,220,979)   (1,830,400)      (15,094)
  Transfer out to Investor Class                    (123,183)           --             --      (385,639)           --            --
                                                ------------   -----------   ------------  ------------   -----------  ------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                       (15,000)           --         15,000    (1,169,531)   (1,830,400)    2,999,931
                                                ------------   -----------   ------------  ------------   -----------  ------------

Net Increase (Decrease) in Net Assets from
  Capital Share Transactions                   ($  7,172,207) ($ 8,147,603) ($ 73,921,618) $179,550,107   $ 8,921,127 ($ 10,546,778)
                                                ============   ===========   ============  ============   ===========  ============


NOTES TO FINANCIAL STATEMENTS (continued)
------------------------------------------------------------------------------------------------------------------------------------
October 31, 2001
                                            Strong Municipal Bond Fund                    Strong Short-Term Municipal Bond Fund
                                  -----------------------------------------------    -----------------------------------------------
                                   Year Ended      Period Ended      Year Ended       Year Ended      Period Ended      Year Ended
                                  Oct. 31, 2001    Oct. 31, 2000    Aug. 31, 2000    Oct. 31, 2001    Oct. 31, 2000    Aug. 31, 2000
                                  -------------    -------------    -------------    -------------    -------------    -------------
                                    (Note 1)         (Note 1)                          (Note 1)         (Note 1)
Transactions in Shares of Each
 Class of the Funds Were as
 Follows:

INVESTOR CLASS
  Sold                              13,181,912       1,027,963        10,969,952       35,009,522       3,128,892        16,532,816
  Issued in Reinvestment of
   Distributions                     1,091,843         213,873         1,564,196        1,455,502         237,672         1,255,840
  Redeemed                         (15,252,182)     (2,176,926)      (20,913,021)     (18,006,490)     (2,319,712)      (19,180,956)
  Transfer in from Institutional
   Class                               109,739              --                --          156,046              --                --
  Transfer in from Advisor Class        13,903              --                --           40,895              --                --
                                   -----------      ----------       -----------      -----------      ----------       -----------
  Net Increase (Decrease) in
   Shares                             (854,785)       (935,090)       (8,378,873)      18,655,475       1,046,852        (1,392,300)

INSTITUTIONAL CLASS
  Sold                                 504,736              --             1,718          370,866          69,879             1,561
  Issued in Reinvestment of
   Distributions                            --              --                --           11,714              --                --
  Redeemed                            (396,715)             --                --         (297,974)             --                --
  Transfer out to Investor Class      (109,739)             --                --         (156,046)             --                --
                                   -----------      ----------       -----------      -----------      ----------       -----------
  Net Increase (Decrease) in
   Shares                               (1,718)             --             1,718          (71,440)         69,879             1,561

ADVISOR CLASS
  Sold                                  57,801              --             1,739          355,882              --           314,395
  Issued in Reinvestment of
   Distributions                           353              --                --            1,262              --                --
  Redeemed                             (45,987)             --                (3)        (439,078)       (190,000)           (1,566)
  Transfer out to Investor Class       (13,903)             --                --          (40,895)             --                --
                                   -----------      ----------       -----------      -----------      ----------       -----------
  Net Increase (Decrease) in
   Shares                               (1,736)             --             1,736         (122,829)       (190,000)          312,829
                                   -----------      ----------       -----------      -----------      ----------       -----------

Net Increase (Decrease) in Shares
 of the Fund                          (858,239)       (935,090)       (8,375,419)      18,461,206         926,731        (1,077,910)
                                   ===========      ==========       ===========      ===========      ==========       ===========

--------------------------------------------------------------------------------


7.  Income Tax Information
    At October 31, 2001, the investment cost and gross unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

                                                                                                      Net
                                                 Federal Tax      Unrealized      Unrealized      Appreciation/
                                                    Cost         Appreciation    Depreciation    (Depreciation)
                                                 ------------    ------------    ------------    --------------
    Strong Intermediate Municipal Bond Fund      $  2,034,197     $   27,732     $        34      $     27,698
    Strong Wisconsin Tax-Free Fund                 28,509,276        452,815           5,332           447,483
    Strong High-Yield Municipal Bond Fund         345,353,597      6,177,733      73,645,249       (67,467,516)
    Strong Short-Term High Yield Municipal Fund   144,182,529      2,069,063       7,730,242        (5,661,179)
    Strong Municipal Bond Fund                    265,370,896      6,800,320      14,415,395        (7,615,075)
    Strong Short-Term Municipal Bond Fund         524,637,375      8,320,558       4,563,138         3,757,420

    At August 31, 2001 (the tax year-end of Strong High-Yield Municipal Bond Fund, Strong Municipal Bond Fund and Strong Short-Term Municipal Bond
    Fund), the capital loss carryovers (expiring in varying amounts through
    2009) for federal income tax purposes were $22,584,149, $38,313,602 and $13,785,741, respectively.

    At October 31, 2001, the capital loss carryovers (expiring in varying amounts through 2009) for federal income tax purposes for Strong Short-Term High Yield Municipal Fund were $3,625,329.

    The Strong Short-Term Municipal Bond Fund utilized $1,342,650 of its capital loss carryovers during the tax year ended August 31, 2001.

    The Strong High-Yield Municipal Bond Fund, Strong Municipal Bond Fund and Strong Short-Term Municipal Bond Fund each realized, on a tax basis post-October losses through August 31, 2001 of $14,204,859, $8,651,245 and $306,285, respectively, which are not recognized for tax purposes until the first day of the following tax year.

8.  Investments in Affiliates
    Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer and any other Strong Fund. A summary of transactions in the securities of these issuers during the year ended October 31, 2001 were as follows:

                                                Balance of       Gross      Gross Sales   Balance of     Value       Dividend Income
                                               Shares Held     Purchases        and       Shares Held   Oct. 31,      Nov. 1, 2000 -
                                               Nov. 1, 2000  and Additions  Reductions   Oct. 31, 2001    2001        Oct. 31, 2001
                                               ------------  -------------  -----------  -------------  -----------  ---------------
    Strong Intermediate Municipal Bond Fund*
    ---------------------------------------
    Strong Municipal Money Market Fund                 --       1,807,000     1,794,000       13,000    $    13,000     $    675

    Strong High-Yield Municipal Bond Fund
    -------------------------------------
    Strong Municipal Money Market Fund          7,650,000     143,100,000   139,875,000   10,875,000     10,875,000      349,471

    Strong Short-Term High Yield Municipal Fund
    -------------------------------------------
    Strong Municipal Money Market Fund            300,000      68,080,000    61,990,000    6,390,000      6,390,000       84,065

    Strong Municipal Bond Fund
    --------------------------
    Strong Municipal Money Market Fund          9,700,000     203,350,000   210,775,000    2,275,000      2,275,000      275,456

    Strong Short-Term Municipal Bond Fund
    -------------------------------------
    Strong Municipal Money Market Fund          3,700,000     302,495,000   289,150,000   17,045,000     17,045,000      421,712

    * For the period July 31, 2001 to October 31, 2001.

--------------------------------------------------------------------------------
October 31, 2001

9.   Results of Special Meeting of Shareholders of the Funds (Unaudited)
     At an Annual Meeting of Shareholders of the Funds held on July 20, 2001, shareholders approved the following proposals:

     To approve a new advisory agreement between Strong Capital Management, Inc. and Strong Municipal Funds, Inc., Strong High-Yield Municipal Bond Fund, Inc., Strong Municipal Bond Fund, Inc., and Strong Short-Term Municipal Bond Fund, Inc. on behalf of:

                                                          For              Against           Abstain       Broker non-votes
                                                          ---              -------           -------       ----------------
     Strong High-Yield Municipal Bond Fund          15,876,497.177      2,376,927.089      848,809.980       1,971,686.000
     Strong Short-Term High Yield Municipal Fund     7,532,120.179        832,348.354      155,034.235       1,902,101.000
     Strong Municipal Bond Fund                     11,520,135.854      1,753,141.764      678,440.033       1,804,792.000
     Strong Short-Term Municipal Bond Fund          17,254,793.483      1,164,617.177      473,556.977       2,281,958.000

     To ratify the selection of each Fund's Independent Auditors, PricewaterhouseCoopers LLP:

                                                          For               Against          Abstain
                                                          ---               -------          -------
     Strong Wisconsin Tax-Free Fund                    245,902.828              0.000        9,152.377
     Strong High-Yield Municipal Bond Fund          20,094,158.611        455,334.808      524,426.827
     Strong Short-Term High Yield Municipal Fund    10,217,706.575        106,303.150       97,594.043
     Strong Municipal Bond Fund                     14,729,695.073        711,306.604      315,507.974
     Strong Short-Term Municipal Bond Fund          20,655,810.367        211,438.033      307,677.237

     To elect members to the Board of Directors of Strong Municipal Funds, Inc.
     (Strong Intermediate Municipal Bond Fund, Strong Wisconsin Tax-Free Fund and Strong Short-Term High Yield Municipal Fund):

                            Director                Affirmative                 Withhold
                            --------                -----------                 --------
                       Richard S. Strong         1,857,988,573.507          122,752,106.419
                        Willie D. Davis          1,848,669,168.249          132,071,511.677
                        William F. Vogt          1,857,182,880.301          123,557,799.625
                       Marvin E. Nevins          1,840,886,433.633          139,854,246.293
                        Stanley Kritzik          1,850,641,242.728          130,099,437.198
                         Neal Malicky            1,850,529,902.109          130,210,777.817

     To elect members to the Board of Directors of Strong High-Yield Municipal
     Bond Fund, Inc.:

                            Director                Affirmative                 Withhold
                            --------                -----------                 --------
                       Richard S. Strong          19,625,967.498             1,447,952.748
                        Willie D. Davis           19,625,492.769             1,448,427.477
                        William F. Vogt           19,666,797.398             1,407,122.848
                       Marvin E. Nevins           19,590,186.245             1,483,734.001
                        Stanley Kritzik           19,618,738.703             1,455,181.543
                         Neal Malicky             19,646,451.416             1,427,468.830

     To elect members to the Board of Directors of Strong Municipal Bond Fund,
     Inc.:

                            Director                Affirmative                 Withhold
                            --------                -----------                 --------
                       Richard S. Strong          14,865,199.750              891,309.901
                        Willie D. Davis           14,782,583.305              973,926.346
                        William F. Vogt           14,868,991.557              887,518.094
                       Marvin E. Nevins           14,764,321.681              992,187.970
                        Stanley Kritzik           14,825,812.691              930,696.960
                         Neal Malicky             14,816,812.503              939,697.148

     To elect members to the Board of Directors of Strong Short-Term Municipal
     Bond Fund, Inc.:

                            Director                Affirmative                 Withhold
                            --------                -----------                 --------
                       Richard S. Strong          20,818,999.825              355,925.812
                        Willie D. Davis           20,784,901.041              390,024.596
                        William F. Vogt           20,819,322.064              355,603.573
                       Marvin E. Nevins           20,773,814.771              401,110.866
                        Stanley Kritzik           20,773,752.507              401,173.130
                         Neal Malicky             20,816,192.134              358,733.503

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

STRONG INTERMEDIATE MUNICIPAL BOND FUND
--------------------------------------------------------------------------

                                                              Period Ended
                                                              ------------
                                                                Oct. 31,
Selected Per-Share Data/(a)/                                   2001/(b)/
--------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $10.00
Income From Investment Operations:
  Net Investment Income                                            0.11
  Net Realized and Unrealized Gains on Investments                 0.25
--------------------------------------------------------------------------
  Total from Investment Operations                                 0.36
Less Distributions:
  From Net Investment Income(c)                                   (0.11)
--------------------------------------------------------------------------
  Total Distributions                                             (0.11)
--------------------------------------------------------------------------
Net Asset Value, End of Period                                   $10.25
==========================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------
  Total Return                                                    +3.6%
  Net Assets, End of Period (In Millions)                            $2
  Ratio of Expenses to Average Net Assets Without Waivers
    and Absorptions                                                4.5%*
  Ratio of Expenses to Average Net Assets                          0.0%/(d)/*
  Ratio of Net Investment Income to Average Net Assets             4.3%*
  Portfolio Turnover Rate                                        114.6%



STRONG WISCONSIN TAX-FREE FUND
--------------------------------------------------------------------------

                                                              Period Ended
                                                              ------------
                                                                Oct. 31,
Selected Per-Share Data/(a)/                                   2001/(e)/
--------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $10.00
Income From Investment Operations:
  Net Investment Income                                            0.27
  Net Realized and Unrealized Gains on Investments                 0.36
--------------------------------------------------------------------------
  Total from Investment Operations                                 0.63
Less Distributions:
  From Net Investment Income/(c)/                                 (0.27)
--------------------------------------------------------------------------
  Total Distributions                                             (0.27)
--------------------------------------------------------------------------
Net Asset Value, End of Period                                   $10.36
==========================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------
  Total Return                                                     +6.4%
  Net Assets, End of Period (In Millions)                            $28
  Ratio of Expenses to Average Net Assets Without Waivers,
   Absorptions and Earnings Credits                                 1.9%*
  Ratio of Expenses to Average Net Assets                           0.0%/(d)/*
  Ratio of Net Investment Income to Average Net Assets              4.7%*
  Portfolio Turnover Rate                                          53.8%


  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the period from July 31, 2001 (inception) to October 31, 2001.
(c)  Tax-exempt for regular federal income tax purposes.
(d)  Amount calculated is less than 0.05%.
(e)  For the period from April 6, 2001 (inception) to October 31, 2001.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG HIGH-YIELD MUNICIPAL BOND FUND
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                Year Ended
                                                                     ---------------------------------------------------------------
                                                                     Oct. 31,  Oct. 31,   Aug. 31,   Aug. 31,   Aug. 31,   Aug. 31,
Selected Per-Share Data/(a)/                                           2001    2000/(b)/    2000       1999       1998       1997
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period                                   $8.75     $8.91      $9.79     $10.52     $10.09     $ 9.45
Income From Investment Operations:
  Net Investment Income                                                 0.51      0.09       0.59       0.58       0.59       0.61
  Net Realized and Unrealized Gains (Losses) on Investments            (0.59)    (0.15)    (0.88)      (0.68)      0.45       0.64
------------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                     (0.08)    (0.06)     (0.29)     (0.10)      1.04       1.25
Less Distributions:
  From Net Investment Income/(c)/                                      (0.51)    (0.10)     (0.59)     (0.58)     (0.59)     (0.61)
  From Net Realized Gains                                                 --        --         --      (0.05)     (0.02)        --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                    (0.51)    (0.10)     (0.59)     (0.63)     (0.61)     (0.61)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $8.16     $8.75      $8.91     $ 9.79     $10.52     $10.09
====================================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                         -0.9%     -0.7%      -2.9%      -1.1%     +10.5%     +13.6%
  Net Assets, End of Period (In Millions)                               $282      $417       $439       $635       $667       $361
  Ratio of Expenses to Average Net Assets Without Waivers,
    Absorptions, Fees Paid Indirectly by Advisor and Earnings Credits   0.8%      0.7%*      0.7%       0.7%       0.7%       0.7%
  Ratio of Expenses to Average Net Assets                               0.8%      0.7%*      0.7%       0.7%       0.7%       0.7%
  Ratio of Net Investment Income to Average Net Assets                  6.1%      6.4%*      6.4%       5.7%       5.7%       6.2%
  Portfolio Turnover Rate                                              24.9%      1.4%      17.5%      52.5%      66.5%      92.1%



STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                Year Ended
                                                                     ---------------------------------------------------------------
                                                                     Oct. 31,  Oct. 31,   Aug. 31,   Aug. 31,   Aug. 31,
Selected Per-Share Data/(a)/                                           2001    2000/(b)/    2000       1999     1998/(d)/
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $9.58     $9.60      $9.99     $10.17     $10.00
Income From Investment Operations:
  Net Investment Income                                                 0.50      0.08       0.51       0.50       0.37
  Net Realized and Unrealized Gains (Losses) on Investments            (0.02)    (0.02)     (0.39)     (0.18)      0.17
------------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                      0.48      0.06       0.12       0.32       0.54
Less Distributions:
  From Net Investment Income/(c)/                                      (0.50)    (0.08)     (0.51)     (0.50)     (0.37)
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                  (0.50)    (0.08)     (0.51)     (0.50)     (0.37)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $9.56     $9.58      $9.60     $ 9.99     $10.17
====================================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                         +5.1%     +0.7%      +1.3%      +3.2%      +5.5%
  Net Assets, End of Period (In Millions)                               $139      $133       $140       $182       $101
  Ratio of Expenses to Average Net Assets Without Waivers,
    Absorptions, Fees Paid Indirectly by Advisor and Earnings Credits   0.8%     0.7%*       0.7%       0.7%       1.0%*
  Ratio of Expenses to Average Net Assets                               0.7%     0.7%*       0.6%       0.4%       0.4%*
  Ratio of Net Investment Income to Average Net Assets                  5.1%     5.1%*       5.2%       4.9%       5.0%*
  Portfolio Turnover Rate                                              62.8%      6.0%      27.9%      22.7%       8.1%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  In 2000, the Fund changed its fiscal year-end from August to October.
(c)  Tax-exempt for regular federal income tax purposes.
(d)  For the period from November 30, 1997 (inception) to August 31, 1998.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG MUNICIPAL BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Year Ended
                                                                     ---------------------------------------------------------------
                                                                     Oct. 31,   Oct. 31,   Aug. 31,   Aug. 31,   Aug. 31,   Aug. 31,
Selected Per-Share Data/(a)/                                           2001     2000/(b)/    2000       1999       1998       1997
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period                                   $8.58      $8.78      $9.37      $9.96      $9.52      $8.99
Income From Investment Operations:
  Net Investment Income                                                 0.41       0.08       0.50       0.51       0.51       0.50
  Net Realized and Unrealized Gains (Losses) on Investments             0.31      (0.20)     (0.59)     (0.59)      0.44       0.53
------------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                      0.72      (0.12)     (0.09)     (0.08)      0.95       1.03
Less Distributions:
  From Net Investment Income/(c)/                                      (0.41)     (0.08)     (0.50)     (0.51)     (0.51)     (0.50)
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                  (0.41)     (0.08)     (0.50)     (0.51)     (0.51)     (0.50)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $8.89      $8.58      $8.78      $9.37      $9.96      $9.52
====================================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                         +8.6%      -1.4%      -0.9%      -1.0%     +10.1%     +11.8%
  Net Assets, End of Period (In Millions)                               $261       $259       $274       $370       $287       $232
  Ratio of Expenses to Average Net Assets Without Waivers,
    Absorptions, Fees Paid Indirectly by Advisor and Earnings Credits   1.0%       0.8%*      0.8%       0.7%       0.7%       0.8%
  Ratio of Expenses to Average Net Assets                               0.9%       0.8%*      0.8%       0.7%       0.7%       0.8%
  Ratio of Net Investment Income to Average Net Assets                  4.8%       5.2%*      5.6%       5.1%       5.2%       5.4%
  Portfolio Turnover Rate                                             118.3%       7.2%      19.2%      22.4%      58.5%      85.0%


STRONG SHORT-TERM MUNICIPAL BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Year Ended
                                                                     ---------------------------------------------------------------
                                                                     Oct. 31,   Oct. 31,   Aug. 31,   Aug. 31,   Aug. 31,   Aug. 31,
Selected Per-Share Data/(a)/                                           2001     2000/(b)/    2000      1999        1998       1997
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $9.62      $9.64      $9.76      $9.95      $9.82      $9.67
Income From Investment Operations:
  Net Investment Income                                                 0.44       0.08       0.46       0.47       0.48       0.49
  Net Realized and Unrealized Gains (Losses) on Investments             0.16      (0.02)     (0.12)     (0.19)      0.13       0.15
------------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                      0.60       0.06       0.34       0.28       0.61       0.64
Less Distributions:
  From Net Investment Income/(c)/                                      (0.44)     (0.08)     (0.46)     (0.47)     (0.48)     (0.49)
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                  (0.44)     (0.08)     (0.46)     (0.47)     (0.48)     (0.49)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $9.78      $9.62      $9.64      $9.76      $9.95      $9.82
====================================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                         +6.4%      +0.6%      +3.6%      +2.8%      +6.3%      +6.7%
  Net Assets, End of Period (In Millions)                               $505       $317       $307       $325       $211       $165
  Ratio of Expenses to Average Net Assets Without Waivers,
    Absorption and Fees Paid Indirectly by Advisor                      0.6%       0.6%*      0.6%       0.6%       0.6%       0.7%
  Ratio of Expenses to Average Net Assets                               0.6%       0.6%*      0.6%       0.6%       0.6%       0.7%
  Ratio of Net Investment Income to Average Net Assets                  4.5%       4.9%*      4.8%       4.7%       4.8%       5.0%
  Portfolio Turnover Rate                                              73.7%       8.9%      48.6%      22.7%      15.7%      26.2%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  In 2000, the Fund changed its fiscal year-end from August to October.
(c)  Tax-exempt for regular federal income tax purposes.

                       See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of Strong Municipal Income Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong High-Yield Municipal Bond Fund (a series of Strong High-Yield Municipal Bond Fund, Inc.), Strong Municipal Bond Fund (a series of Strong Municipal Bond Fund, Inc.), Strong Short-Term Municipal Bond Fund (a series of Strong Short-Term Municipal Bond Fund, Inc.), and Strong Intermediate Municipal Bond Fund, Strong Wisconsin Tax-Free Fund and Strong Short-Term High Yield Municipal Fund (three of the series of Strong Municipal Funds, Inc.) (all six collectively constituting Strong Municipal Income Funds, hereafter referred to as the "Funds") at October 31, 2001, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
December 5, 2001

Directors
  Richard S. Strong
  Willie D. Davis
  Stanley Kritzik
  Neal Malicky
  Marvin E. Nevins
  William F. Vogt

Officers
  Richard S. Strong, Chairman of the Board
  Elizabeth N. Cohernour, Vice President and Secretary
  Susan A. Hollister, Vice President and Assistant Secretary
  Dennis A. Wallestad, Vice President
  Thomas M. Zoeller, Vice President
  Gilbert L. Southwell, Assistant Secretary
  John W. Widmer, Treasurer
  Rhonda K. Haight, Assistant Treasurer

Investment Advisor
  Strong Capital Management, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor
  Strong Investments, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian
  State Street Bank and Trust Company
  801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent
  Strong Capital Management, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants
  PricewaterhouseCoopers LLP
  100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel
  Godfrey & Kahn, S.C.
  780 North Water Street, Milwaukee, Wisconsin 53202

    For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT18120-1001



    Strong Investments
    P.O. Box 2936   |   Milwaukee, WI 53201
    www.Strong.com

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    To order a free prospectus kit, call
    1-800-368-1030

    To learn more about our funds, discuss an existing account, or conduct a transaction, call
    1-800-368-3863

    If you are a Financial Professional, call
    1-800-368-1683

    Visit our web site at
    www.Strong.com B



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